SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GEOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GEOPHARMA, INC.

6950 Bryan Dairy Road

Largo, Florida 33777

February 1, 2010

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the “Meeting”) of GeoPharma, Inc., which will be held at the Company’s office, located at 6950 Bryan Dairy Road, Largo, Florida 33777, on Tuesday, March 30, 2010, at 10:00 a.m. Eastern Standard Time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote “FOR” the proposals set forth in the accompanying Proxy Statement

Your Board of Directors and management look forward to greeting you personally at the Meeting, and we appreciate your continued support of our company.

Sincerely,

/s/ Mihir K. Taneja
Mihir K. Taneja
Chief Executive Officer

2

GEOPHARMA, INC.

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON MARCH 30, 2010

To our Stockholders:

Notice is hereby given that the 2009 Annual Meeting of Stockholders of GeoPharma, Inc., a Florida corporation (the “Company”), will be held on March 30, 2010 at 10:00 a.m., Eastern Standard Time, at the Company’s office, located at 6950 Bryan Dairy Road, Largo, Florida 33777 for the following purposes:

1.	To elect four members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

2.	To amend the Company’s articles of incorporation to increase the number of the Company’s authorized $0.01 par value common shares to 100 million from 24 million. (Proposal No. 2);

3.	To authorize and approve the Company’s 2009 Incentive Stock Plan (the “ Plan”) (Proposal No. 3);

4.	To vote on a proposal to approve a Second Amended and Restated Note Purchase Agreement (the “Second Restated Whitebox Agreement”) with Whitebox Pharmaceutical Growth Fund, Ltd. (“Whitebox”), pursuant to which the Company has issued two Second Amended and Restated 12% Secured Convertible Promissory Notes, one in the principal amount of $5,000,000 and one in the principal amount of $10,000,000 to Whitebox (collectively, the “Second Restated Notes”). Convertible notes in the original principal amount of $5,000,000 and $10,000,000, respectively. The $5 million note is convertible at $0.75 per share or up to 6,666,666 shares with the $10 million note convertible up to 6,666,666 shares of common stock at a price of $1.50 per share. Collectively, these could result in the Company issuing more than 20% of the Company’s issued and outstanding common stock. (Proposal No. 4);

5.	To ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for the fiscal year end March 31, 2009; (Proposal No. 5).

6.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” each of the proposals. The Company intends to mail the Proxy Statement and Proxy enclosed with this notice on or about February 23, 2010, to all stockholders entitled to vote at the Annual Meeting. The Company’s Annual Report and Quarterly filings are available on the Company’s website, www.geopharmainc.com, under the “For Investors” tab and further under “SEC Filings”. If you were a stockholder of record of GeoPharma common stock (GORX) on February 11, 2010, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors

/s/ MIHIR TANEJA
Mihir Taneja
Chief Executive Officer
Dated: February 1, 2010

3

GEOPHARMA, INC.

6950 Bryan Dairy Road

Largo, FL 33777

(727) 544 - 8866

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

You have been sent this proxy statement and the enclosed proxy card because GeoPharma, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting on the proposals described in this proxy statement (the “Proposals”). You are invited to attend the Annual Meeting to vote in person on the Proposals. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as further described in the proxy statement and on the enclosed proxy card. The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy cards are first being mailed to stockholders on or about February 23, 2010.

When Is the Annual Meeting?

March 30, 2010, 10:00 a.m. Eastern Standard Time

Where Will the Annual Meeting Be Held?

The meeting will be held at the Company’s corporate headquarters located at 6950 Bryan Dairy Road, Florida, 33777.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on February 11, 2010 (the “Record Date”) will be entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock held on that date. As of the Record Date, there were xxxxxx shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company encourages you to fill out and return the enclosed proxy card to ensure your representation at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote the shares in your account. You are also invited to attend the Annual Meeting, as discussed further below. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. Your brokerage firm, bank, dealer or other agent should have provided you a voting instruction card for you to use in directing the stockholder of record how to vote your shares or obtain a proxy allowing you to vote your shares personally.

What am I voting on?

There are five matters scheduled for a vote at the Annual Meeting:

•	Proposal No. 1: To elect four members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal;

4

•	Proposal No. 2: To amend the Company’s articles of incorporation to increase the number of the Company’s authorized $0.01 par value common shares to 100 million from 24 million.

•	Proposal No. 3: To authorize and approve the Company’s 2009 Incentive Stock Plan (the “Plan”);

•

Proposal No. 4: To vote on a proposal to approve a Second Amended and Restated Note Purchase Agreement (the “Second Restated Whitebox Agreement”) with Whitebox Pharmaceutical Growth Fund, Ltd. (“Whitebox”), pursuant to which the Company has issued two Second Amended and Restated 12% Secured Convertible Promissory Notes, one in the principal amount of $5,000,000 and one in the principal amount of $10,000,000 to Whitebox (collectively, the “Second Restated Notes”). Convertible notes in the original principal amount of $5,000,000 and $10,000,000, respectively. The $5 million note is convertible at $0.75 per share or up to 6,666,666 shares with the $10 million note convertible up to 6,666,666 shares of common stock at a price of $1.50 per share. Collectively, these could result in the Company issuing more than 20% of the Company’s common stock.

•	Proposal No. 5: To ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for the fiscal year ended March 31, 2009;

•	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these Proposals, as well as the recommendation of the Board with respect to each of these Proposals, are described in greater detail elsewhere in this proxy statement.

How do I vote?

Your vote is important. Please sign and return the enclosed proxy card in the enclosed envelope to ensure that your shares are represented at the meeting. Common stockholders may also vote by telephone or over the Internet. Please refer to the proxy card and other voting instructions included with these proxy materials for more information on the voting methods available to you. If you vote your proxy over the Internet or by telephone, you do NOT need to mail back your proxy card.

With respect to the election of directors, you may either vote “FOR” the nominee proposed by the Board or you may abstain from voting for the nominee specified. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

Can I vote by telephone or electronically?

If you are a registered Common stockholder (that is, if you hold your common stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares of common stock are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Annual Meeting, where you will be given a ballot to vote on each of the Proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage prepaid envelope provided. So long as we receive your signed proxy card by the Annual Meeting, your shares will be voted as you have directed on the card.

Whether or not you plan to attend the Annual Meeting, the Company encourages you to vote by proxy to ensure your representation at the Annual Meeting. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer, or other similar organization, you should have received a voting instruction card with these proxy materials from that organization. Simply complete and mail the voting instruction card to ensure your representation at the Annual Meeting. Alternatively, you may vote in person at the Annual Meeting. However, to vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer, or other similar organization included with these proxy materials, or contact your brokerage firm, bank, dealer, or other similar organization to request a proxy form.

If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares only with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of certain self-regulatory organizations, such as the New York Stock Exchange and the American Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (which are considered shares for which the brokerage firm, bank, dealer, or other similar organization or nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals).

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business. The Company’s Bylaws provide that a quorum is present if the holders of one-third of the issued and outstanding shares of common stock entitled to vote at the meeting are present in person or represented by proxy. At the Annual Meeting, if a quorum exists, directors will be elected by a plurality of the votes cast in the election. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Broker non-votes will not be counted as votes cast in determining whether a Proposal has been approved.

5

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “FOR” the election of the nominee for director and “FOR” each of the other Proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card as your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company may also reimburse brokerage firms, banks, dealers, or other similar organizations or agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, the Company’s directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, directors and officers will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Can I change my vote after submitting my proxy card?

You can change your vote by revoking your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a more recent date than that of the proxy card first submitted;

•	You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 6950 Bryan Dairy Road Largo, Florida 33777; or

•

You may attend the Annual Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. Furthermore, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Following the final vote at the Annual Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

•

Proposal No. 1: Proposal No. 1 (to elect four members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal); will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•

Proposal No. 2: Proposal No. 2 (to amend the Company’s articles of incorporation to increase the number of the Company’s authorized $0.01 par value common shares to 100 million from 24 million) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

6

•

Proposal No. 3: Proposal No. 3 (to authorize and approve the Company’s 2009 Incentive Stock Plan (the “2009 Plan”) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•

Proposal No. 4: Proposal No. 4 (to vote on a proposal to approve a Second Amended and Restated Note Purchase Agreement (the “Second Restated Whitebox Agreement”) with Whitebox Pharmaceutical Growth Fund, Ltd. (“Whitebox” pursuant to which the Company may issue more than 20% of the Company’s issued and outstanding common stock) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•

Proposal No. 5: Proposal No. 5 (to ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for 2009) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

The approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. For purposes of Proposal Nos. 1, 2, 3, 4, and 5 a quorum will be present if at least one-third of the outstanding shares of Common Stock are represented by stockholders present at the Annual Meeting or by proxy. As of the Record Date, there were xxxxxxx* shares of Common Stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Annual Meeting. Abstentions, broker non-votes and votes withheld from director nominees count as “shares present” at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published via press release after the meeting on March 31, 2010 and in the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2010.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE CLASS OF BOARD OF DIRECTORS, TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION BY INCREASING THE NUMBER OF AUTHORIZED COMMON SHARES TO 100 MILLION, THE APPROVAL OF THE COMPANY’S 2009 INCENTIVE PLAN, TO APPROVE THE SECOND AMENDED NOTE PURCHASE AGREEMENT AND THE RATIFICATION OF THE APPOINTMENT OF BRIMMER, BUREK & KEELAN AS AUDITORS FOR THE FISCAL YEAR ENDED MARCH 31, 2009.

7

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 1

ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors has nominated Mr. Jugal K. Taneja, Carol Dore-Falcone, Dr. Barry H. Dash and William L. LaGamba to serve as a class of directors until 2012 or until their respective successors are elected and qualified:

Mr. Jugal K. Taneja — DIRECTOR, to serve until the 2012 Annual Meeting of Stockholders or until his successor is elected and qualified.

Carol Dore-Falcone — DIRECTOR, to serve until the 2012 Annual Meeting of Stockholders or until his successor is elected and qualified.

Dr. Barry H. Dash — DIRECTOR, to serve until the 2012 Annual Meeting of Stockholders or until his successor is elected and qualified.

William L. LaGamba — DIRECTOR, to serve until the 2012 Annual Meeting of Stockholders or until his successor is elected and qualified.

Article III, Section B of the Company’s By-Laws currently provide that directors will be classified into three classes as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2010 annual meeting and another class would hold office initially for a term expiring at the 2011 annual meeting. The election for the current class’s term expires at the 2012 annual meeting. At each annual meeting following this classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. Information concerning the current nominees for election as directors at the annual meeting is set forth under “Information about the Board of Directors.”

If Proposal One is adopted, the directors of the Company will be divided into classes as follows:

STANDING FOR ONE YEAR TERMS:

* Dr. Rafick Henein

* A. Theodore Stautberg

* Mandeep K. Taneja

STANDING FOR TWO YEAR TERMS:

* Mihir K. Taneja

* Dr. Kotha S. Sekharam

* Shan Shikarpuri

* George L. Stuart, Jr.

STANDING FOR THREE YEAR TERMS:

* Jugal K. Taneja

* Carol Dore-Falcone

* Dr. Barry H. Dash

* William L. LaGamba

Vote Required

The four candidates receiving the greater of at least one-third of the total votes properly cast by holders of Common Stock in favor of their election shall be elected as directors.

Recommendation

The Board recommends that stockholders vote FOR the election of Jugal K. Taneja, Carol Dore-Falcone, Dr, Barry H. Dash and William L. LaGamba.

Unless marked otherwise, proxies received will be voted FOR the election of each nominee.

8

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 2

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED $0.01 PAR VALUE COMMON STOCK FROM 24 MILLION TO 100 MILLION

Our board of directors is asking our stockholders to approve an increase in our authorized common stock from 24,000,000 shares of common stock to 100,000,000 shares of common stock.

Our Board of Directors approved an amendment to the Articles of Incorporation of the Company to increase our authorized Common Stock from 24,000,000 shares to 100,000,000 shares of common stock. The increase to the number of shares will require an amendment to our Articles of Incorporation. Our Board of Directors has directed that the increase to the shares of authorized Common Stock and the corresponding amendment of our Articles of Incorporation be submitted for approval by our stockholders.

Our Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to increase the number of authorized shares of common stock from 24,000,000 shares to 100,000,000 shares of common stock. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Our Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares in order to give us greater flexibility in servicing our existing outstanding convertible debt, servicing our outstanding preferred stock, financing our business operations and to allow us to avoid holding further stockholder meetings to increase our authorized capital to meet our financing requirements. Additionally, the Board believes that finance and corporate opportunities exist which could necessitate the issuance of a larger number of shares than is currently authorized, and in order to preserve the flexibility to pursue all finance and corporate opportunities, which may include acquisitions in the future, recommends an increase in the authorized common stock. While we constantly evaluate the market for possible acquisition opportunities, there are no current formal proposals or agreements written or otherwise, at this time that would require the increase in authorized shares of our common stock.

The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, convertible debt principal and interest, stock splits, acquisitions, other financings and stock-based compensation plans. If the increase to our authorized shares of common stock is approved by our stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Florida as soon as practicable after stockholder approval is obtained.

Management believes the increase in authorized share capital is in the best interests of the Company and recommends that the stockholders approve the increase in authorized common stock.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF THE COMPANY’S AUTHORIZED COMMON STOCK FROM 24 MILLION TO 100 MILLION.

9

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 3

APPROVAL OF THE 2009 INCENTIVE STOCK PLAN

The following summary describes the principal provisions of the Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the Plan attached as Exhibit C to this Proxy Statement.

General

On January 31, 2007, our board of directors approved, and January 18, 2008 our shareholders approved, the Company’s 2007 Incentive Stock Plan (the “2007 Incentive Plan”). The Board of Directors had initially reserved 1,000,000 shares of Common Stock for issuance under the 2007 Incentive Plan. Those shares have since been exhausted and issued. Under the Plan, restricted common stock shares may be granted.

The 2009 Incentive Plan and the right of participants to participate in restricted stock awards is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the original 2007 Incentive Plan was to continue to attract and retain the best available personnel for the Company by granting restricted stock awards in order to promote the success of the Company’s business and to facilitate the ownership of the Company’s stock by employees. The Plan now needs to be renewed and as such, the Board of Directors on June xx, 2009 have approved that the Plan be renewed with another five million shares. In the event that the 2009 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2009 Incentive Plan will be administered by the Company’s Compensation Committee, which is a subcommittee of the Company’s Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2009 Incentive Plan are determined by the Compensation Committee and Board, and its decisions are final and binding upon all participants. Any determination by the Compensation Committee and by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the “Committee”) of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2009 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2009 Incentive Plan or the grant of any stock award pursuant to it, or serve on a committee appointed to administer the 2009 Incentive Plan. In the event that any member of the Board of Directors is at any time not a “disinterested person”, as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2009 Incentive Plan, stock awards may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2009 Incentive Plan.

10

FEDERAL INCOME TAX ASPECTS OF THE 2009 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANTING OF SHARES UNDER THE 2009 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2009 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2009 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2009 Incentive Plan.

11

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2009 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

PROPOSAL TO APPROVE THE COMPANY’S 2009 INCENTIVE STOCK PLAN.

12

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 4

APPROVAL OF THE ISSUANCE OF SECURITIES IN CONNECTION WITH CERTAIN FINANCING

TRANSACTIONS

Requirement for Shareholder Approval

Rule 5635 of the Nasdaq Listing Rules requires shareholder approval of the issuance of securities, prior to the issuance of those securities:

(i) if the issuance or potential issuance will result in a change of control of the Company; or

(ii) in connection with a transaction other than a public offering involving:

(a) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

(b) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

This rule does not specifically define when a change of control is deemed to occur. However, NASDAQ suggests in its guidance that a change of control would occur, subject to certain exceptions, if after a transaction a person or an entity holds 20% or more of the voting power of our capital stock outstanding before such issuance or sale.

The issuance of the securities in the Financing Transactions discussed below could result in such change of control or the Company issuing more than 20% of the Company’s issued and outstanding common stock. Therefore, the Company is seeking shareholder approval of all aspects of the Financing Transactions to the extent necessary under any provision of Rule 5635.

The Financing Transactions

Effective October 15, 2009, the Company consummated its previously reported Second Amended and Restated Note Purchase Agreement (the “Second Restated Whitebox Agreement”) with Whitebox Pharmaceutical Growth Fund, Ltd. (“Whitebox”), pursuant to which the Company has issued two Second Amended and Restated 12% Secured Convertible Promissory Notes, one in the principal amount of $5,000,000 and one in the principal amount of $10,000,000 to Whitebox (collectively, the “Second Restated Notes”). The Second Restated Notes replace and supersede all prior promissory notes issued to Whitebox, and the Second Restated Whitebox Agreement replaces and supersedes all prior note purchase agreements with Whitebox.

Among other things, the Second Restated Whitebox Agreement and Second Restated Notes amend the prior Whitebox agreements and notes as follows:

•	The Second Restated Notes require that the Company:

•	make monthly principal payments of $100,000, collectively, in cash, commencing on January 1, 2010 (and the first day of each month thereafter) until the Second Restated Notes are repaid; and

•

repay $2,500,000 of principal, collectively (the “Partial Balloon Payment”), in cash, on prior to July 1, 2012, provided that the Partial Balloon Payment will be reduced as a result of any Debt to Equity Exchanges (as defined below), any principal converted into equity and any prepayments of principal;

•

While the interest rate remains unchanged at 12%, the Second Restated Notes provide that the interest payments due in July and October of 2009 (for an aggregate total of $900,000) shall accrete to principal (with $300,000 added to the principal of the $5,000,000 Second Restated Note and $600,000 added to the principal of the $10,000,000 Second Restated Note), and, commencing January 1, 2010, one-third of the interest will be payable in cash and the remaining two-thirds will be payable, at the option of Whitebox, by accreting such amount to principal or through the payment of shares of common stock based on 95% of the trading price of the stock at such time;

•

The Second Restated Notes reduce the conversion price of the notes (i.e., the price at which the notes can be converted into the Company’s common stock) from $4.36 per share to $0.75 per share with respect to the $5,000,000 Second Restated Note and to $1.50 per share with respect to the $10,000,000 Second Restated Note;

•	The Second Restated Notes provide that all remaining outstanding principal is due in cash on October 31, 2013;

•	The Second Restated Whitebox Agreement eliminates the “Current Asset Test” imposed by the prior agreement;

•

The Second Restated Whitebox Agreement allows the Company to attempt to arrange a working capital loan secured by the Company’s receivables and inventory, and further provides that if the Company is able to do so, Whitebox will subordinate its existing liens and security interests on the Company’s receivables and inventory on a dollar-for-dollar basis up to $2,000,000, provided that the working capital lender and Whitebox can mutually agree upon the terms of a subordination agreement (note: while the Company is attempting to arrange for such a working capital loan, there can be no assurances it will be able to do so);

•

The Second Restated Whitebox Agreement further provides that for every $1,000,000 of Second Restated Notes that are paid off by the Company or otherwise converted into equity by Whitebox, the Company will be permitted to incur an additional $500,000 under the forgoing working capital loan;

•

The Second Restated Whitebox Agreement allows Whitebox to exchange up to $250,000 of principal of the Second Restated Notes per month into shares of the Company’s common stock based on the closing price of the common stock at such time (the “Debt to Equity Exchange”), and provides that any amounts so exchanged will reduce the amount of the Partial Balloon Payment due by the Company to Whitebox on July 1, 2012 on a dollar-for-dollar basis;

13

•

The Second Restated Whitebox Agreement allows the Company to use $1,000,000 of the sales proceeds received from the sale of its real property located at 6950 Bryan Dairy Road, Largo, Florida 33777 or from the sale of at least $5,000,000 of common stock to repay in full $3,220,688.31 of the $10,000,000 Restated Note prior to December 15, 2009, provided that, in lieu of such cash payment, Whitebox has the right to convert such amount of the Note into common stock per the terms of the $10,000,000 Second Restated Note. While the Company is exploring both of such options, it has not committed to either and there can be no assurances it would be able to successfully close on either should it choose to proceed with either. The Second Restated Whitebox Agreement provides that if the Company does not so repay, or if Whitebox does not so convert, the $10,000,000 Second Restated Note prior to December 15, 2009, the Company must transfer the real property to Whitebox and further provides that if the Company does so (1) the outstanding principal amount of the $10,000,000 Second Restated Note will be reduced by $2,500,000 and (2) the Company will lease the property back from Whitebox pursuant to a lease to be entered into at such time; and

•

The Second Restated Whitebox Agreement requires that the Company issue 75,000 shares of common stock to Whitebox in partial consideration for its willingness to enter into the Second Restated Whitebox Agreement.

•	The Second Restated Whitebox Agreement eliminates Whitebox’s obligation to lend the “Subsequent Notes” contemplated by the prior note purchase agreement.

In connection with the Second Restated Whitebox Agreement, the Company also entered into and consummated a Securities Exchange Agreement dated October 15, 2009 (the “Exchange Agreement”) with Midsummer Investment Ltd. (“Midsummer”), pursuant to which Midsummer exchanged all of its outstanding 3,500 shares of Series B convertible preferred stock (the “Series B Preferred Stock”) into a total of 3,500 shares of Series C convertible preferred stock (the “Series C Preferred Stock”). In connection therewith, the Company has filed an amendment to its articles of incorporation with the State of Florida to create the Series C Preferred Stock (the “Certificate of Designation”). Among others, the Series C Preferred Stock differs from the Series B Preferred Stock as follows:

•	Immediately prior to the closing of the Exchange Agreement, the Series B Preferred Stock was paying an annual dividend of 14%. The Series C Preferred Stock pays an annual dividend of 10%.

•

The Series B Preferred Stock dividend was paid quarterly in shares of common stock if the Company met certain equity conditions at that time, and if the Company did not meet those equity conditions, in cash, unless funds were not legally available to pay such dividend in cash, in which event the holder could elect to (i) waive the equity conditions and take the dividend payment in shares of stock, (ii) allow the dividend to accrue to the next quarterly dividend payment or (iii) allow the dividend to be accreted to, and increase, the outstanding stated value of the Series B Preferred Stock. In contrast, the Series C Preferred Stock provides that the quarterly dividends automatically will be accreted to, and increase, the outstanding stated value of the Series C Preferred Stock until such time as the Whitebox Second Restated Notes have been repaid in full, at which time all future dividends are required to be paid in cash provided that funds are legally available for the payment of such dividends (and if funds are not so available, the dividends will again be accreted to, and increase, the outstanding stated value).

•

The Series B Preferred Stock was convertible into common stock at any time at the option of the holders of such shares. The Series C Preferred Stock cannot be converted until the earliest of (i) July 1, 2011, (ii) the date that the principal amount of the Whitebox Restated Notes is reduced to less than $5,000,000 and (iii) the trading price of the Company’s common stock is equal to or greater than $2.00 per share.

•	The conversion price for the Series B Preferred Stock was $4.36 per share of common stock. The conversion price for the Series C Preferred Stock is $1.50 per share of common stock.

•

The Series C Preferred Stock requires that the Company redeem $200,000 worth of Series C Preferred Stock, pro rata among all holders of such stock, on a monthly basis commencing immediately after the Whitebox Second Restated Notes have been repaid in full, and further requires the Company to redeem the balance of the Series C Preferred Stock on October 1, 2014. The Series B Preferred Stock contained no such provisions.

•	The Exchange Agreement requires that the Company issue 15,000 shares of common stock to Midsummer in partial consideration for its willingness to enter into the Exchange Agreement.

Collectively, in this Proxy Statement, we refer to the forgoing Whitebox transaction and Midsummer transaction as the “Financing Transactions.”

A copy of the Second Restated Whitebox Agreement, the Second Restated Notes, the Exchange Agreement and the Certificate of Designation (collectively, the “Financing Transaction Documents”) were filed with the Securities and Exchange Commission on October 21, 2009. The foregoing summary is qualified by reference to such documents.

Required Vote/Reasons for the Recommendation

Collectively, the Financing Transactions could result in the Company undergoing a change of control or issuing more than 20% of the Company’s issued and outstanding common stock. Accordingly, pursuant to Rule 5635 of the Nasdaq Listing Rules, the Company is seeking shareholder approval of the issuance of securities in connection with the Financing Transactions. Furthermore, the Financing Transaction Documents require the Company to use its best efforts to obtain such shareholder approval.

The Company’s Board of Directors has approved the Financing Transactions, including the issuances of securities described above, and determined that they are in the best interests of the Company and its shareholders. Furthermore, in connection with Financing Transactions, certain members of the Company’s management agreed to vote their shares of common stock, representing approximately 37.8% of the Company’s outstanding shares of common stock, at the next shareholders meeting, in favor of (A) of the forgoing transactions, including the issuance of common stock upon conversion of the Second Restated Notes and the Series C Preferred Stock, and (B) an increase in the Company’s authorized shares of common stock in an amount sufficient to cover all of the shares issuable pursuant to the Second Restated Notes and upon conversion of the Series C Preferred Stock.

14

Consequences of Failure to Approve Potential Issuance of Securities

Second Restated Notes. The Second Restated Notes provide that, commencing January 1, 2010, one-third of the interest on such notes is payable in cash and the remaining two-thirds is payable, at the option of Whitebox, by accreting such amount to principal or through the payment of shares of common stock based on 95% of the trading price of the stock at such time. However, the Company ability to pay such interest in shares of common stock is prohibited if, among other things, the Company has not obtained shareholder approval of the issuance of securities in connection with the Financing Transactions. If the Company cannot pay such portion of the interest in common stock, the amount due will accrete to principal, which will compound the amount of interest ultimately payable to Whitebox in cash. Similarly, Whitebox can, in its discretion, convert the Second Restated Notes into shares of Common Stock, but until the shareholders approve of the issuance of securities in connection with the Financing Transactions, the total amount of shares of common stock Whitebox may own is capped at 19.99% of the Company’s outstanding stock. Thus, if shareholder approval is not obtained, it will restrict Whitebox’s ability to convert the Second Restated Notes to stock, which could increase the total amount of interest payable to Whitebox.

Series C Preferred Stock. Similarly, so long as the Series C Preferred Stock is outstanding, it accrues a dividend at a rate of 10%. The dividends automatically accrete to, and increase, the outstanding stated value of the Series C Preferred Stock until such time as the Whitebox Second Restated Notes have been repaid in full, at which time all future dividends are required to be paid in cash provided that funds are legally available for the payment of such dividends (and if funds are not so available, the dividends will again be accreted to, and increase, the outstanding stated value). Thus, if shareholder approval is not obtained, resulting in a slower repayment of the Second Restated Notes, the amount of dividends payable to the Series C Preferred Stock will continue accrete to principal, which will compound the amount of dividends ultimately payable in cash. Also, the holders of the Series C Preferred Stock have the option, under certain circumstances, to convert the preferred stock to common stock, but, like the Whitebox Second Restated Notes, unless shareholder approval is obtained, the total number of common shares that can be owned by them is capped at 19.99% of the total outstanding common stock. Thus, if shareholder approval is not obtained, it will restrict the Series C Preferred Stockholders ability to convert the preferred stock to common stock, which could increase the total amount of dividends payable to the holders of Series C Preferred Stock.

Consequences of Approval of Potential Issuance of Securities

If such shareholder approval is obtained, the common stock issuable to Whitebox and the holders of Series C Preferred Stock pursuant to the Financing Transactions, including shares issuable upon conversion of the Second Restated Notes and Series C Preferred Stock, and shares issuable as dividends or interest thereon, could have a depressive effect on the market price of our common stock by increasing the number of shares of common stock outstanding. Such downward pressure could encourage short sales by certain investors, which could place further downward pressure on the price of the common stock. Further, if such shareholder approval is obtained and Whitebox and/or Midsummer convert their Second Restated Notes or preferred, stock as applicable, the number of shares of outstanding common stock will increase significantly and the ownership interests and proportionate voting power of the existing shareholders will be significantly diluted. Furthermore, if such shareholder approval is obtained and Whitebox and/or Midsummer convert their Second Restated Notes or preferred, stock as applicable, Whitebox and/or Midsummer are likely to be able to have a significant effect on the outcome of matters brought before the shareholders.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4: THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVING THE ISSUANCE OF SECURITIES IN CONNECTION WITH THE FINANCING TRANSACTIONS.

Board Recommendations; Reasons

The Board of Directors believes that it is in the Company’s best interest for the Investors to be able to convert their Note, and exercise their Warrants and for the Company to be able to pay principal and interest/dividends in common stock for an aggregate amount of common stock that may exceed the Rule 4350(i) NASD 20% share limitation. Approval of this Proposal No. 4 by the shareholders would satisfy the shareholder approval requirements of Rule 4350(i) NASD.

If shareholder approval is not obtained and the Rule 4350(i) NASD 20% share limitation was reached, the Company would be forced to pay principal and interest in cash. If the Company is forced to pay principal and interest/or dividend in cash rather than common stock, the amount of cash available to fund its operations would be reduced. In addition, if shareholder approval is not obtained, Whitebox would be prohibited from converting or exercising their securities if in doing so exceeded the 20% limitation, it is likely that the value of the securities would be reduced. Any reduction in the value of the Company’s securities may make it more difficult to raise any additional financing in the future.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S COMMON STOCK IN CONNECTION WITH THE FINANCING.

15

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 5

Brimmer, Burek & Keelan

Brimmer, Burek & Keelan (“BBK”) has acted as the Company’s independent public accountants since the fiscal year ended March 31, 2000, and was been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ended March 31, 2009. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. BBK has no interest, financial or otherwise, in the Company.

A representative of BBK is not expected to be present at the Annual Meeting.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors’ selection of BBK as the Company’s independent auditors for the fiscal year ended March 31, 2009.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BRIMMER, BUREK & KEELAN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED MARCH 31, 2009.

Audit and Related Fees

Audit Fees . The aggregate fees billed by BBK, for professional services rendered for the audit of the Company’s annual financial statements for the year ended March 31, 2009 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q during that fiscal year were $150,000.

Financial Information Systems Design and Implementation Fees . The Company did not engage BBK to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2009.

All Other Fees . The aggregate fees billed by BBK for services rendered to the Company, other than the services covered in “Audit Fees” and “Financial Information Systems Design and Implementation Fees” for the fiscal year ended March 31, 2009 were $55,000, which fees primarily relate to the filing of the Company’s corporate tax return.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

16

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

Our executive officers, directors and significant employees and their ages and their respective positions as of March 31, 2009 were as follows:

Name	Age	Position
Jugal K. Taneja	65	Chairman of the Board and Director
Mihir K. Taneja	34	Chief Executive Officer, Secretary and Director
Kotha S. Sekharam, Ph.D	58	President and Director
Carol Dore-Falcone	44	Senior Vice President, Chief Financial Officer and Director
Mandeep K. Taneja	35	Vice President, General Counsel and Director
Barry H. Dash, Ph.D	77	Director
William L. LaGamba	50	Director
Shan Shikarpuri	58	Director
George L. Stuart, Jr.	63	Director
A. Theodore Stautberg	62	Director
Rafick Henein, Ph.D.	68	Director

JUGAL K. TANEJA has served as our Chairman of the Board since June of 1998. Until June 1998, he also served as Chief Executive Officer for Dynamic Health Products, Inc. Mr. Taneja holds a Bachelors of Science Degree in Mining & Petroleum, a M.S. in Mechanical Engineering at New York University and a MBA from Rutgers University. Although he devotes substantial time to our operations and business, Mr. Taneja does not devote his full time to our business. Mr. Taneja is the father of Mihir K. Taneja, our Chief Executive Officer and Mandeep K. Taneja, our Vice President and General Counsel.

MIHIR K. TANEJA has served as our Chief Executive Officer, Secretary and a Director since November 1999. Prior to this he served as our Vice President of Marketing since June 1998. He also served as Dynamic Health Products, Inc.’s Vice President of Marketing from July 1996 to November 1999. Prior to joining Dynamic Health Products, Inc., Mr. Taneja served as a market and financial analyst for Bancapital Corporation from 1994 to 1996. Mr. Taneja holds Bachelor of Arts degrees in finance and marketing from the University of Miami. Mr. Taneja is the son of Jugal K. Taneja, our Chairman of the Board and the brother of Mandeep K. Taneja, our General Counsel.

DR. KOTHA S. SEKHARAM currently serves as our President and a Director. Prior to this, Dr. Sekharam was a founder and director of Nu-Wave Health Products, Inc., a developer and manufacturer of over-the-counter analgesic roll-ons and creams, dietary supplements and health and beauty care products. Dynamic Health Products, Inc. acquired 80% of Nu-Wave in September 1995 and the additional 20% of Nu-Wave in July 1997. Dr. Sekharam served as President of Nu-Wave from June 1996 through March 1998 and Vice President of Nu-Wave from September 1995 until June 1996. From 1992 until September 1995, he served as Director of Research and Development of Energy Factors, Inc., our predecessor. He has served as President of Dynamic from June 1996 until October 200, and has served as our President since June 1998. Dr. Sekharam holds a Ph.D. in food sciences from Central Food Technological Research Institute, Mysore, India, a United Nations university center and has been employed in the food and health industry since 1982.

CAROL DORE-FALCONE served as our Vice President and Chief Financial Officer from August 1999 until January 2008, since which time she has served as our Senior Vice President and a Director, in addition to Chief Financial Officer. She has also served as Vice President and Chief Financial Officer of Dynamic Health Products, Inc. from August 1999 until November 7, 2000. Prior to joining us, Ms. Dore-Falcone was employed as an audit manager with Deloitte & Touche, Certified Public Accountants, where she had served in various capacities since January 1990. Ms. Dore-Falcone is a certified public accountant and holds a B.S. degree in Accounting from Montclair State University and an M.B.A. from the University of Tampa.

MANDEEP K. TANEJA served as our General Counsel and a Director from October 16, 2007 until January 2008, since which time he has served as our Vice President, in addition to General Counsel and a Director. Prior to that, he served as a director and President of Dynamic Health Products, Inc. since November 2000, and as Dynamic Health Product’s Chief Executive Officer since December 2002. He served as President of Online Meds Rx, Inc., from June 2000 until November 2000. In addition, he served as Director of Finance for Dynamic Life Korea, Ltd. from April 2000 until November 2001. Prior to that he was employed as an associate of Johnson, Blakely, Pope, Bokor, Ruppel &

17

Burns, P.A. Mr. Taneja holds a Bachelor of Arts degree in political science from the University of Rochester as well as Management Certificates in marketing and organizational behavior. He also holds a Juris Doctorate from the University of Miami and is an attorney. Mr. Taneja is the son of Jugal K. Taneja, our Chairman of the Board and the brother of Mihir K. Taneja, our Chief Executive Officer.

DR. BARRY H. DASH has served as a Director since January 2004. In addition, Dr. Dash has been President of Dash Associates, LLC since 1995, where he provides consulting to the pharmaceutical and health care industries. Prior to this he served 31 years as Senior Vice President of American Home Products Corporation, Whitehall-Robins Healthcare, now Wyeth; and served as a professor at Columbia University College of Pharmaceutical Sciences from 1956-1962. Dr. Dash holds a Ph.D. in Medicinal Chemistry and Pharmaceutics from the University of Florida, MS in Pharmacy and a BS in Pharmaceutical Sciences both from Columbia University.

WILLIAM L. LaGAMBA has served as a Director since July 2005. Prior to that, he served as President and Chief Operating Officer of DrugMax, Inc. from October 2000 until August 2005. From March 2000 to March 2002, he also served as the DrugMax’s Chief Executive Officer and from November 1999 to October 2000, he also served as DrugMax’s Secretary and Treasurer. From June 1998 until November 1999, Mr. LaGamba served as Chief Executive Officer and a director of of Dynamic Health Products, Inc. He was also a founder and the President of Becan Distributors, Inc. from its inception in January 1997 until it was acquired by DrugMax in November 1999. For 12 years prior to January 1997, Mr. LaGamba served in various capacities for McKesson Drug Company, a large distributor of pharmaceuticals, health and beauty care products and services, and FoxMeyer Drug Company.

SHAN SHIKARPURI has served as a Director since November 2003. In addition, he is the founding principal of his Palm Harbor accounting firm, Shan Shikarpuri & Associates, P.A., which has been doing business in Florida for the past twenty years. Mr. Shikarpuri earned three degrees from Florida State University, has taught accounting and income tax law at the University of South Florida and the University of Virginia, and has trained auditors at the Office of Inspectors General in Washington, D.C. He is a past president of the Palm Harbor Chamber of Commerce, is active in many civic organizations and is a frequent speaker on tax and accounting issues. In addition, he was a past member of the Tampa Bay Regional Planning Council representing Pinellas County. He has served on the board of directors of the Sun Coast Chapter of the Florida Institute of CPAs and is currently on the board of numerous privately held corporations and not-for-profit organizations in the Tampa Bay area.

GEORGE L. STUART, JR. has served as a Director since March 2000. Mr. Stuart is the President of George Stuart & Associates, a management consulting firm. From August 2005 to January 2007, Mr. Stuart served as Senior Vice President of Mirabilis Ventures, Inc., a merger and acquisition company headquartered in Orlando, Florida. In addition, Mr. Stuart was the Chief Executive Officer of DoctorSurf.com, Inc. from December 1999 to July 2000. From July 1997 to December 1999, Mr. Stuart was Vice President and a director of Leapfrog Smart Products, Inc., a high-technology smart card development company in Orlando, Florida. From January 1995 to July 1997, Mr. Stuart was a partner in Stuart/Cloud Enterprises, Ltd., a government relations, business development and organizational consulting firm in Tallahassee, Florida. Mr. Stuart was a Florida State Senator from 1978 through 1990. From January 1991 to January 1995, Mr. Stuart served as the Secretary and Chief Executive Officer of the State of Florida’s Department of Business and Professional Regulation. Mr. Stuart holds a B.A. degree in Economics from the University of Florida and an M.B.A. from Harvard University’s Graduate School of Business.

A. THEODORE STAUTBERG, JR. has served as director since October 2006. Mr. Stautberg is the President, founder and a director of Triumph Resources Corporation and the Chairman of Triumph Securities Corporation. Mr. Stautberg also serves as director of Camterra Resources and serves as a director for several energy companies. Prior to forming Triumph in 1981, Mr. Stautberg was Vice President of Butcher & Singer, Inc. and was an attorney with the Securities and Exchange Commission in Washington D.C. Mr. Stautberg is a graduate of the University of Texas and University of Texas School of Law.

Dr. RAFICK HENEIN has served as a Director since March 2007. Dr. Henein started his career at Ayerst Laboratories, Inc. in 1971 and served as Senior Vice President, Plant and Distribution Operations from 1983 to 1988. He then joined Novopharm Limited (Canada), first as Executive Vice President, and subsequently as President and Chief Operating Officer before being named President and Chief Executive Officer of Novopharm International. In 1997, Dr. Henein joined IVAX Pharmaceuticals Inc., and served as its President and Chief Executive Officer until 2006. Dr. Henein holds a PhD in pharmaceutical technology from the Academy of Sciences of Hungary and a MSc in pharmaceutical sciences from the Budapest University of Medicine in Hungary. He also has a MBA and a Diploma of Management from McGill University in Montreal, Quebec, Canada. A graduate of the Faculty of Pharmacy, Cairo University, Dr. Henein is a member of the Ontario College of Pharmacists and the Order of Pharmacists of Quebec.

Committees of the Board of Directors

Our board of directors has formed the following committees with each of its respective members listed:

•	Audit Committee consists of Mssrs. Dash, Shikapuri and Stautberg, with Mssr. Shikarpuri representing the audit committee financial expert;

•	Compensation Committee consists of Mssrs. Dash, Stuart and Stautberg;

•	Executive Committee consists of Mssrs. Dash, LaGamba and Mihir Taneja; and

•	Nominating Committee consists of Mssrs. Dash, Shikapuri and Stuart.

Our board of directors has determined that Mssr. Shikarpuri of the Audit Committee is an independent director, using the Nasdaq standard of independence. GeoPharma’s Audit Committee consisted of Messrs. Shikarpuri, Dash and Stautberg. Each of the members of the

18

Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The board also has determined that Mssr. Shikarpuri qualifies as an “audit committee financial expert” under the rules of the SEC.

Meetings and Committees of the Board of Directors of GeoPharma

During the fiscal year ended March 31, 2009, our board of directors met four times during fiscal year March 31, 2009.

All directors attended more than 75% of the total number of meetings of the Board and committees on which they served.

During the fiscal year ended March 31, 2010, the board of directors held 4 meetings.

Committees of the Board of Directors

The Board of Directors has a standing Executive, Compensation, Nominating and Audit Committees.

Information concerning the membership and function of each committee is as follows:

BOARD COMMITTEE MEMBERSHIP—MARCH 31, 2009

Name	Audit Committee		Compensation Committee		Executive Committee		Nominating Committee
Jugal Taneja			*
Dr. Barry H. Dash	*		*		*	*	*
Shan Shikarpuri	*	*					*
George Stuart, Jr.			*	*			*
William L. LaGamba
Mihir Taneja					*
Dr. Kotha Sekharam					*
A. Theodore Stautberg	*
Dr. Rafick Henein

*	Member of Committee
**	Chairman of Committee

Audit Committee. The Audit Committee is responsible for determining the adequacy of GeoPharma’s internal accounting and financial controls, reviewing the results of the audit of GeoPharma performed by the independent public accountants, and recommending the selection of independent public accountants.

GeoPharma’s Audit Committee consisted of Messrs. Shikarpuri, Dash and Stautberg. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. Mr. Shikarpuri is the audit committee financial expert.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate cash compensation paid during the three fiscal years ended March 31, 2009, 2008 and 2007 to GeoPharma’s Chief Executive Officer and our three most highly compensated executive officers other than our Chief Executive Officer. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year.

Name and Principal Position	Year	Salary $	Bonus $		Stock Awards $		Option Awards $ (5)	Total $(9)
Mihir K. Taneja Chief Executive Officer	2009	$277,198	$0		$197,500	(1)	$0	$474,698
	2008	$264,266	$220,000	(1)	$220,000	(2)	$0	$484,266
	2007	$235,018	$297,600	(2)	$178,560	(3)	$0	$532,618

Kotha S. Sekharam, PhD. President	2009	$225,627	$0		$158,000		$0	$383,627
	2008	$204,279	$80,000	(1)	$80,000	(1)	$0	$284,279
	2007	$181,784	$0	(2)	$0	(2)	$0	$181,784

Carol Dore-Falcone Senior Vice President and Chief Financial Officer	2009	$201,396	$0		$158,000		$0	$359,396
	2008	$189,087	$148,000	(1)	$148,000	(1)	$0	$337,087
	2007	$163,295	$198,400	(2)	$119,040	(2)	$0	$361,695

Mandeep K. Taneja (11) Vice President and General Counsel	2009	$200,686	$0		$158,000		$0	$358,686
	2008	$74,945	$136,000	(1)	$136,000	(1)	$0	$210,945

19

Summary Compensation Table Footnotes

(1)	In accordance with the Compensation CIP no bonus was awarded. Shares were awarded as a part of compensation at the closing price on Nasdaq on June 25, 2009, the award date and that price was $0.79.
(2)	In accordance with the Compensation Committee’s Compensation Incentive Plan, the Bonus as determined and approved by the Compensation Committee on June 18, 2008, based on audited results for the March 31 fiscal year end. Based on that Compensation Plan management was awarded 80% of their fiscal 2008 salary for the CEO, the CFO and the General Counsel and 40% for the President, which will take the form of 3-year restricted stock. The Nasdaq Capital Market closing price on June 18, 2008 was $2.63.
(3)	In accordance with the compensation committee’s Compensation Incentive Plan, (the “CIP”), the Bonus is determined based on audited results for the March 31 fiscal year end. The Bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The compensation committee based their approval for the bonus awarded as set forth in the criteria outlined in the CIP and is included as an Exhibit to this report. The timing of the determination and the issuance of the CIP bonus award is contingent on the completion of the audit of the Company financial statements and is therefore paid out prorate over the subsequent months of July through December for the previous fiscal year ended March 31. The date of the CIP bonus award was June 20, 2007 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $4.13.
(4)	In accordance with the compensation committee’s Compensation Incentive Plan, (the “CIP”), the Bonus is determined based on audited results for the March 31 fiscal year end. The Bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The compensation committee based their approval for the bonus awarded as set forth in the criteria outlined in the CIP and is included as an Exhibit to this report. The timing of the determination and the issuance of the CIP bonus award is contingent on the completion of the audit of the Company financial statements and is therefore paid out prorate over the subsequent months of July through December for the previous fiscal year ended March 31. The date of the CIP bonus award was June 12, 2006 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $4.12.
(5)	As noted in footnote (3) above, the amount represents 60% of the bonus awarded and is awarded in the form of the Company’s common stock with a three-year minimum restrictive legend.
(6)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and NonEmployee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date. Therefore, no stock options were reflected as issued for the fiscal year ended March 31, 2007.
(7)	The amount represents 250,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006. The options vest equally over three years. 50,000 of the 250,000 stock options granted represent board of director options granted.
(8)	The amount represents 150,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006. The options vest equally over three years. 50,000 of the 150,000 stock options granted represent board of director options granted.
(9)	The amount represents 125,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006.
(10)	The total omits the value presented in “Stock Awards” column as that amount in included in column of the dollar value presented in “Bonus” column.
(11)	Mandeep Taneja commenced his employment with the Company on October 16, 2007. His annualized salary was equivalent to approximately $173,576 per year, through March 31, 2008.

Employment Arrangements

Effective April 1, 2008, the Company entered into employment agreements with each of its officers, Mihir K. Taneja, Chief Executive Officer, Kotha S. Sekharam, President, and Carol Dore-Falcone, Senior Vice President and Chief Financial Officer, and Mandeep K. Taneja, Vice President and General Counsel, for a three year term, at base annual salaries of $300,000, $225,000, $200,000 and $200,000, respectively, through the fiscal year ended March 31, 2011. For fiscal years beginning 2009 and thereafter, each agreement provides for the appointment of an independent consultant to review base salaries with reference to prevailing competitive standards for comparable positions in organizations similar to the Company. In addition, each agreement contains provisions for payment of bonuses and other benefits, and termination with cause or without cause. Effective January 1, 2009 the CEO’s compensation was changed to a combination of 50% cash and 50% in the form of the

20

Company’s common stock. The President, the CFO and the General Counsel’s salaries were changed to 90% cash and 10% in the form of the Company’s common stock.

Officers and employees are permitted to participate in our benefits and employee benefit plans that may be in effect from time to time, to the extent eligible, and each employee is entitled to receive an annual bonus as determined in the sole discretion of our Compensation Committee and the Board of Directors annually based on the Committee and the Board’s evaluation of the officer’s or employee’s performance as well as the Company’s financial performance as documented in the Company’s Compensation Incentive Plan.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the equity-based awards during the fiscal years ended March 31, 2009, 2008 and 2007, to GeoPharma’s Chief Executive Officer and our three most highly compensated executive officers other than our Chief Executive Officer.

Name and Principal Position	Grant date(3)		All other stock awards: Number of shares of stock
Mihir K. Taneja Chief Executive Officer	03/31/2007	(1)	107,500
	06/30/2007	(2)	128,661
	06/18/2008	(3)	226,724
	06/25/2009	(4)	250,000

Kotha S. Sekharam, PhD. President	03/31/2007	(1)	70,833
	06/30/2007	(2)	30,000
	06/18/2008	(3)	105,172
	06/25/2009	(4)	200,000

Carol Dore-Falcone Senior Vice President and Chief Financial Officer	03/31/2007	(1)	48,333
	06/30/2007	(2)	72,441
	06/18/2008	(3)	132,069
	06/25/2009	(4)	200,000

Mandeep K. Taneja Vice President and General Counsel
	06/18/2008	(3)	123,793
	06/25/2009	(4)	200,000

Grants of Plan-based Awards Footnotes:

(1)	In accordance with the Compensation Committee’s Compensation Incentive Plan, (the “CIP”), the bonus is determined based on audited results for the March 31, 2009 fiscal year end. The date of the CIP award was June 25, 2009 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $0.79.
(2)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and NonEmployee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date.
(3)	In accordance with the Compensation Committee’s Compensation Incentive Plan, the bonus is determined on audited results for the fiscal year ended March 31, 2007. The bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The date of the CIP award was June 29, 2007 and the closing price of the Company’s common stock was $3.99.
(4)	In accordance with the CIP as approved by the Compensation Committee, the bonus was 80% of salary for the CEO, CFO and General Counsel, and was 40% of salary for the President, and was awarded entirely in the form of 3-year restricted stock. The closing price of the stock was $2.63. In addition, 3-year restricted stock was awarded as a part of the 2008/2009 fiscal year executive’s compensation. The CEO received 75,000 shares, the President received 50,000 shares, the CFO and the General Counsel each received 30,000 shares.

21

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding unexercised options, unvested shares of common stock and any awards under an equity incentive plan as of March 31, 2009 for GeoPharma’s Chief Executive Officer and our three most highly compensated executive officers other than the Chief Executive Officer.

Name	Number of Securities Underlying Unexercised Options # Exercisable		Number of Securities Underlying Unexercised Options # Unexercisable (3)	Option Exercise Price $	Option Expiration Date
Mihir K. Taneja	54,000		0	$2.00	12/01/2010
Chief Executive Officer	30,000		0	$1.00	04/01/2011
	21,500		0	$0.80	04/01/2012
	100,000		0	$0.85	06/20/2012
	25,000		0	$0.80	04/01/2013
	16,667		0	$6.15	04/01/2014
	133,333		0	$4.55	09/01/2014
	83,334		0	$1.95	06/07/2015

	463,834	(1)

Name	Number of Securities Underlying Unexercised Options # Exercisable		Number of Securities Underlying Unexercised Options # Unexercisable (3)	Option Exercise Price $	Option Expiration Date
Kotha S. Sekharam	54,000		0	$2.00	12/01/2010
President	30,000		0	$1.00	04/01/2011
	25,000		0	$0.80	04/01/2012
	50,000		0	$0.85	06/20/2012
	25,000		0	$0.80	04/01/2013
	16,667		0	$6.15	04/01/2014
	100,000		0	$4.55	09/01/2014
	50,000		0	$1.95	06/07/2015

	350,667	(2)

Carol Dore-Falcone	36,600		0	$2.00	12/01/2010
Senior Vice President and Chief Financial Officer	33,333		0	$0.85	06/20/2012
	66,666		0	$4.55	09/01/2014
	41,667		0	$1.95	06/07/2015

	178,266
Mandeep K. Taneja	—		0	$—	—
Vice President and General Counsel

Outstanding Equity Awards at Fiscal Year-end Footnotes:

(1)	Of the 463,834 vested stock options, 113,834 stock options represent options issued as a member of the Board of Directors.
(2)	Of the 350,667 vested stock options, 117,334 stock options represent options issued as a member of the Board of Directors.
(3)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and NonEmployee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date. Therefore, no stock options were unvested as of the fiscal year ended March 31, 2007.

DIRECTOR COMPENSATION

GeoPharma reimburses each of our directors for reasonable expenses incurred in attending meetings of our Board of Directors. Each non-employee director received compensation in the form of a fee of $3,750 per quarter, effective April 1, 2007, increased from $2,500 per quarter. Effective with the fiscal year ended March 31, 2008, all directors receive 10,000 shares of the Company’s 3-year restricted common stock with the Chairman of the Board receiving 15,000 restricted common shares. Effective January 1, 2009, 50% of the director fee was remitted in cash with 50% to be remitted in the form of the Company’s common stock.

22

Name	Fees Earned or Paid in Cash	Fees Earned or Paid in Stock	Stock Awards $ (1)	Option Awards $	Total $
Jugal K. Taneja, Chairman of the Board	$7,500	$7,500	$39,450	$0	$54,450

Shan Shikarpuri, Director	$7,500	$7,500	$26,300	$0	$41,300

George Stuart, Jr., Director	$7,500	$7,500	$26,300	$0	$41,300

Dr. Barry Dash, Director	$7,500	$7,500	$26,300	$0	$41,300

William LaGamba, Director	$7,500	$7,500	$26,300	$0	$41,300

A. Theodore Stautberg, Director	$7,500	$7,500	$26,300	$0	$41,300

Dr. Rafick Henein, Director	$7,500	$7,500	$26,300	$0	$41,300

Mihir K. Taneja, Chief Executive Officer, Director	$—	$—	$26,300	$0	$26,300

Kotha S. Sekharam, President, Director	$—	$—	$26,300	$0	$26,300

Carol Dore-Falcone, Senior Vice President, Chief Financial Officer, Director	$—	$—	$26,300	$0	$26,300

Mandeep K. Taneja, Vice President, General Counsel, Director	$—	$—	$26,300	$0	$26,300

Director Compensation Footnote:

(1)	The stock award represents closing price of $2.63 on June 18, 2008, the date of the grant, for the 2008/2009 fiscal term. All board members receive 10,000 three-year restricted shares with the exception of the Chairman of the board, who receives 15,000 restricted shares.

Employee and Non-Employee Stock Option Plans

1999 Employee Stock Option Plan

On September 30, 1999, our Board of Directors and our sole stockholder at that time adopted our 1999 Stock Option Plan. The 1999 plan will enable us to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder return. The 1999 plan will allow the grant of options to purchase a maximum aggregate of 1,000,000 shares of common stock to our officers, directors, or other key employees and consultants. The plan was amended on May 18, 2004 based on shareholder approval, increasing the number of shares to a total of 1,500,000 shares of common stock.

The Board of Directors or a committee of the Board may administer the 1999 plan, and has complete discretion to select the optionees and terms and conditions of each option, subject to the provisions of the 1999 plan. Options granted under the 1999 plan may be “incentive stock options” as defined in Section 411 of the Internal Revenue Code of 1986 or so-called nonqualified options.

The exercise price of incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the company). The Internal Revenue Code currently limits to $100,000 the aggregate value of common stock that may be acquired in any one year pursuant to incentive stock options under the 1999 plan or any other option plan adopted by a company.

23

Nonqualified options may be granted under the 1999 plan at an exercise price of not less than 100% of the fair market value of the common stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of common stock that may be acquired pursuant to such options in any one year.

Subject to the limitations contained in the 1999 plan, options become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934 may be exercised during the first six months after such option is granted.

Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (twelve months in the case of termination by reason of death or disability) following termination of employment. Any options which were not fully vested and exercisable on the date of such termination would immediately be cancelled concurrently with the termination of employment.

Options granted under the 1999 plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the company). Options granted under the 1999 plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1999 plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1999 plan is effective for ten years, unless sooner terminated or suspended.

Employees

The following represents the employees’ common stock options outstanding as of March 31, 2009:

Option balance outstanding, March 31, 2008	383,083
Granted	—
Exercised	(10,000)
Forfeited	—

Option balance outstanding, March 31, 2009	373,083

The following represents the employees’ common stock options outstanding as of March 31, 2008:

Option balance outstanding, March 31, 2007	393,083
Granted	—
Exercised	(10,000)
Forfeited	—

Option balance outstanding, March 31, 2008	383,083

Officers

The following represents the officers’ common stock options outstanding as of March 31, 2009:

Option balance outstanding, March 31, 2008	494,932
Granted	—
Exercised	—
Forfeited	—

Option balance outstanding, March 31, 2009	494,932

The following represents the officers’ common stock options outstanding as of March 31, 2008:

Option balance outstanding, March 31, 2007	494,932
Granted	—
Exercised	—
Forfeited	—

Option balance outstanding, March 31, 2008	494,932

24

1999 Non-Employee Stock Option Plan

On September 30, 1999, our Board of Directors and sole stockholder adopted our 1999 non-employee stock option plan. The 1999 non-employee plan enables us to attract and retain top-quality directors and consultants and to provide such directors and consultants with an incentive to enhance stockholder return. The 1999 non-employee plan allows the grant of options to purchase a maximum aggregate of 500,000 shares of common stock to non-employee directors. The plan was amended on May 18, 2004 based on shareholder approval, increasing the number of shares to a total of 1,000,000 shares of common stock.

The Board of Directors or a committee of the Board may administer the 1999 non-employee plan, and has complete discretion to select the optionees and terms and conditions of each option, subject to the provisions of the 1999 non-employee plan. Options granted under the 1999 non-employee plan will not be “incentive stock options” as defined in Section 411 of the Internal Revenue Code of 1986, they will be so-called nonqualified options.

Nonqualified options may be granted under the 1999 non-employee plan at an exercise price of not less than 100% of the fair market value of the common stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of common stock that may be acquired pursuant to such options in any one year.

Subject to the limitations contained in the 1999 non-employee plan, options become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of services for us or for any other reason. No option held by persons subject to Section 16 of the Securities Exchange Act of 1934 may be exercised during the first six months after such option is granted.

Unless otherwise provided in the applicable stock option agreement, upon termination of engagement of an optionee, all options that were then exercisable would terminate three months (twelve months in the case of termination by reason of death or disability) following termination of services. Any options which were not fully vested and exercisable on the date of such termination would immediately be cancelled concurrently with the termination.

Options granted under the 1999 non-employee plan may not be exercised more than ten years after the grant. Options granted under the 1999 non-employee plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1999 non-employee plan, shares subject to cancelled or terminated options are reserved for subsequently granted options.

The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1999 non-employee plan is effective for ten years, unless sooner terminated or suspended. We will not grant any options under the 1999 non-employee plan until the plan is appropriately registered pursuant to Florida Statutes or an exemption therefrom is available.

The following represents the non-employee common stock options outstanding as of March 31, 2009:

Option balance outstanding, March 31, 2008	1,020,169
Granted	—
Exercised	—
Forfeited	—

Option balance outstanding, March 31, 2009	1,020,169

The following represents the non-employee common stock options outstanding as of March 31, 2008:

Option balance outstanding, March 31, 2007	1,020,169
Granted	—
Exercised	—
Forfeited	—

Option balance outstanding, March 31, 2008	1,020,169

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

25

Equity Compensation Plan Information

See Note 18 to our consolidated financial statements as included in the Company’s March 31, 2009 Form 10-K for a description of our 1999 Employee, Non-Employee and Officer Stock Option Plans (the “1999 Plans”). The following table provides information as of March 31, 2009 regarding compensation plans under which our equity securities are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns to the left
Equity compensation plans approved by shareholders	1,908,184	$1.50	—
Equity compensation plans not approved by shareholders	—	—	—

Total	1,908,184	$1.50	—

Security Ownership of Certain Beneficial Owners and Management of GeoPharma

The following table sets forth certain information regarding beneficial ownership of GeoPharma’s securities as of June 19, 2009 and on that date, 19,467,723 shares were outstanding:

•	by each person who is known by us to beneficially own more than 5% of our securities;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Title Of Class	Name And Address Of Beneficial Owner (1) (3)	Amount And Nature Of Beneficial Ownership (2)	Approximate Percent of Class (%)
Common	The Taneja Family Trust	4,106,924	20.7%
Common	Mihir K. Taneja	2,036,529	10.2%
Common	Kotha S. Sekharam, PhD	1,120,722	5.7%
Common	Carol Dore-Falcone	757,257	3.9%
Common	Mandeep K. Taneja	691,394	3.6%
Common	William L. LaGamba	462,423	2.4%
Common	Shan Shikarpuri, CPA	224,334	1.1%
Common	Barry H. Dash, PhD	217,334	1.1%
Common	George Stuart, Jr.	202,865	1.0%
Common	Carnegie Capital	965,438	5.0%
Common	A. Theodore Stautburg	138,000	0.5%
Common	Rafick Henein, PhD	220,000	1.1%
Common	Whitebox Advisors, LLC	1,605,292	8.2%
Common	All officers and directors as a group (11 persons)	10,177,781	48.4%

26

(1)	Except as noted above, the address for the above identified officers and directors of the Company is c/o GeoPharma, Inc., 6950 Bryan Dairy Road, Largo, Florida 33777.
(2)	Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them. Percentages are based upon the assumption that each shareholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other shareholder has exercised any options he or she owns. The individual beneficial ownership amounts presented include exercisable, vested stock options within the beneficial owners total amount owned as follows: The Taneja Family Trust includes 306,667 vested options as originally issued to Jugal K. Taneja. Mihir Taneja includes 463,834 vested options; Kotha Sekharam includes 350,667 vested options; Carol Dore-Falcone includes 178,266 vested options; William LaGamba includes 16,667 vested options; Shan Shikarpuri includes 66,667 vested options; Barry Dash includes 56,667 vested options, George Stuart, Jr. includes 44,000 vested options and Mandeep Taneja has no options.
(3)	The following factors have been taken into consideration in calculating the amount and nature of beneficial ownership in GeoPharma:

•

Dr. Kotha Sekharam’s beneficially owned shares include approximately 9,223 shares beneficially owned by Madhavi Sekharam, Dr. Sekharam’s wife, as to which Dr. Sekharam exercises no investment or voting power and disclaims beneficial ownership.

•

The Taneja Family Trust’s beneficially owned shares include approximately 364,207 shares beneficially owned by his wife Manju Taneja. Mr. or Mrs. Taneja exercise voting power over all of the shares and disclaims beneficial ownership of those shares.

•

The Taneja Family Trust beneficially owned shares exclude 965,438 shares beneficially owned by Carnegie Capital, Ltd. listed as a 5% holder but includes, approximately 60,856 shares beneficially owned by First Delhi Trust with JB Capital owning 16,380. Mr. Taneja is the general partner of both Carnegie Capital, Ltd. and First Delhi Trust, and holds sole voting and investment power over these shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

The Company has entered into transactions and business relationships with certain of our officers, directors and principal stockholders or their affiliates.

Trade Accounts Receivable/ Trade Accounts Payable—Amounts due to affiliates and amounts due from affiliates represent balances owed by or amounts owed to the Company for sales occurring in the normal course of business. Amounts due to and amounts due from these affiliates are in the nature of trade payables or receivables and fluctuate based on sales volume and payments received.

Notes Receivable/Notes Payable—Amounts due from affiliates and amounts due to affiliates represent balances, as supported by a signed Promissory Note, for a stated period of time. As of March 31, 2009, a note payable of $150,000 was due to the Company’s Chairman and a note payable of $210,000 was due to the Company’s CEO; as of March 31, 2008, no note payables or note receivables were outstanding as related to affiliates.

Director Independence

Our Board of Directors has determined that Messrs. Dash, LaGamba, Skikarpuri, Stuart, Stautberg and Heinein are each independent directors, as that term is defined under the National Association of Securities Dealers Automated Quotation System, as of March 31, 2009.

27

STOCKHOLDER PROPOSALS FOR

PRESENTATION AT THE 2009 ANNUAL MEETING

Any stockholder intending to present a proposal at the 2009 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company’s By-Laws, submit such proposal to Mihir K. Taneja, Secretary, in writing no later than*. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

A copy of the Company’s Form-10K for the year ended March 31, 2009 (the “10K”), and a copy of the Company’s Form-10Q for the three and six months months ended December 31, 2009 including financial statements, do not accompany this proxy statement and can be found at www.geopharmainc.com. Stockholders may obtain a copy of this report, without charge, by writing to: GeoPharma, Inc. 6950 Bryan Dairy Road, Largo, Florida 33777.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on March 30, 2010: This Notice, the attached Proxy Statement, GeoPharma’s 2009 Annual Report to Shareholders and GeoPharma’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 are available on GeoPharma’s website at www.geopharmainc.com as well as can be found at www.rrdezproxy.com/2010/geopharma.

By Order of the Board of Directors,

/s/ Mihir K. Taneja
Mihir K. Taneja
Chief Executive Officer

Dated: February 11, 2009

28

PROXY	PROXY

GEOPHARMA, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON MARCH 30, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mihir Taneja and Dr. Kotha S. Sekharam, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of GeoPharma, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on March 30, 2010 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on March 30, 2010: This Notice, the attached Proxy Statement, GeoPharma’s 2009 Annual Report to Shareholders and GeoPharma’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 are available on GeoPharma’s website at www.geopharmainc.com and www.rrdezproxy.com/2010/geopharma.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2. 3,4 and 5

1.	ELECTION OF DIRECTORS —	For	Withhold

Nominees:
	Jugal K. Taneja	☐	☐
	Carol Dore-Falcone	☐	☐
	Dr. Barry H. Dash	☐	☐
	William L. LaGamba	☐	☐

		For	Against	Abstain
2.	Proposal to amend the Company’s articles of incorporation to increase the authorized common stock to 100 million	☐	☐	☐

		For	Against	Abstain
3.	Proposal to authorize and approve the Company’s 2009 Incentive Stock Plan	☐	☐	☐

		For	Against	Abstain

4.	Proposal to approve the Second Amended and Restated Purchase Agreement with Whitebox and thereby approve the possible issuance of more than 20% of the Company’s issued common stock outstanding.	☐	☐	☐

		For	Against	Abstain

5.	Proposal to ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for the fiscal year ended March 31, 2009.	☐	☐	☐

If you plan to attend the Annual Meeting please mark this box  ☐

Dated:                         , 2010

29

                        ,

Signature

Name (printed)

Title

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE

30

Exhibit 3

GEOPHARMA, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES C 10% CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 607.0602 OF THE

FLORIDA GENERAL CORPORATION

The undersigned, Carol Dore-Falcone, does hereby certify that:

1. She is the CFO and Senior Vice President, of GeoPharma, Inc., a Florida corporation (the “Corporation”).

2. The Corporation is authorized to issue 6,000,000 shares of preferred stock, 3,975 of which have been issued and are currently outstanding.

3. The following resolutions were duly adopted by the board of directors of the Corporation on July 31, 2009 (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 6,000,000 shares, $0.01 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, except as otherwise set forth in the Exchange Agreement, up to 3,975 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; provided, however, that this clause (a) shall not apply to any such case or proceeding against the GeoPharma Excluded Entities; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 7(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

2

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) other than Whitebox or Holders of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Exchange Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to proceed with the Closing and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

3

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 7(b).

“Dividend Notice Period” shall have the meaning set forth in Section 3(a).

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Dividend Share Amount” shall have the meaning set forth in Section 3(a).

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable Holder in respect of the Preferred Stock, (c) all of the Conversion Shares issuable pursuant to the Transaction Documents (and shares issuable in lieu of cash payments of dividends) may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, (d) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (f) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (g) the issuance of the shares in question (or, in the case of a redemption, the shares issuable upon conversion in full of the redemption amount) to the applicable Holder would not violate the limitations set forth in Section 6(d) and Section 6(e) herein, (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, and (i) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information.

4

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Securities Exchange Agreement, dated on or about the Original Issue Date, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Exchange Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Exchange Agreement, provided that such securities have not been amended since the date of the Exchange Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities or (d) shares of Common Stock issuable upon conversion of the Whitebox Note at a conversion price of $0.75 pursuant to the terms thereof as in effect on the date hereof or (e) securities issued for the repayment of the Indebtedness evidenced by the Whitebox Note.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“GeoPharma Excluded Entities” means Dynamic Health Products, Inc. and its subsidiaries, including Online Meds Rx,. Inc., Dynamic Marketing I, Inc., Pharma Labs Rx., Inc., Bob O’Leary Health Food Distributor Co., Inc., American Antibiotics, LLC and Breakthrough Engineered Nutrition, Inc.

“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $5,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the

5

Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in connection with the Whitebox Note in excess of $5,000 due under leases required to be capitalized in accordance with GAAP so long as such terms are identical to the terms of such lease payments existing as of the date hereof.

“Issuable Maximum” shall have the meaning set forth in Section 6(e).

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5.

“ Mandatory Redemption” shall have the meaning set forth in Section 8(c).

“Mandatory Redemption Date” shall have the meaning set forth in Section 8(c).

“Mandatory Redemption Amount” means the sum of (a) 100% of the aggregate Stated Value then outstanding, (b) accrued but unpaid dividends and (c) all liquidated damages and other amounts due in respect of the Preferred Stock

“Monthly Conversion Price” shall have the meaning set forth in Section 8(a) hereof.

“Monthly Redemption” shall mean the redemption of the shares of Preferred Stock pursuant to Section 8(a) hereof.

“Monthly Redemption Amount” shall mean, as to a Monthly Redemption, $200,000 in the aggregate among all Holders.

“Monthly Redemption Date” means the first date of each month following the date the Whitebox Note is paid in full, and the first day of each month thereafter, ending upon the full redemption of the aggregate Stated Value.

“New York Courts” shall have the meaning set forth in Section 11(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means August 5, 2009.

6

“Permitted Indebtedness” means (a) the $15,450,000 of Indebtedness existing on the Original Issue Date and owed to Whitebox Pharmaceutical Growth Fund, Ltd. (“Whitebox”), which is evidenced by two promissory notes which collectively be referred to herein as the “Whitebox Note” as well as all other Indebtedness existing as of the Original Issue Date as set forth on the Disclosure Schedules, (b) lease obligations and purchase money indebtedness of up to $50,000 in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets and (c) up to $2,000,000, in the aggregate, of non-equity linked indebtedness (with no equity components of any nature) under inventory or accounts receivable working capital lines of credit with a federal or state regulated bank or a nationally recognized commercial lending institution whose primary business is not investing in securities.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder, (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased and (e) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the accounts receivable or inventory subject to such lines of credit.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Pre-Redemption Conversion Shares” shall have the meaning set forth in Section 8(a) hereof.

7

“Pro Rata Portion” is the ratio of (x) the number of shares of Preferred Stock held by such Holder on the Original Issue Date and (y) the sum of the aggregate shares of Preferred Stock issued to all Holders on the Original Issue Date.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Subsidiary” means any subsidiary of the Corporation as set forth on Schedule 3.1(a) of the Exchange Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Exchange Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

8

“Transaction Documents” means this Certificate of Designation, the Exchange Agreement, the Voting Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Exchange Agreement.

“Transfer Agent” means Registrar and Transfer Company, the current transfer agent of the Corporation with a mailing address of 10 Commerce Drive, Cranford, NJ 07016 and a facsimile number of (908) 497-2311, and any successor transfer agent of the Corporation.

“Triggering Event” shall have the meaning set forth in Section 10(a).

“Triggering Redemption Amount” means, for each share of Preferred Stock, the sum of (a) the greater of (i) 130% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price, (b) all accrued but unpaid dividends thereon and (c) all liquidated damages and other costs, expenses or amounts due in respect of the Preferred Stock.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 10(b).

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Preferred Stock, and issued and issuable in lieu of the cash payment of interest on the Preferred Stock in accordance with the terms of this Certificate of Designation.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b) of the Exchange Agreement.

“Voting Agreement” means the written agreement, in the form of Exhibit C attached to the Exchange Agreement, of all of the officers, directors and stockholders holding more than 10% of the issued and outstanding shares of Common Stock on the date of the Exchange Agreement to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Corporation, amounting to, in the aggregate, at least 50% of the issued and outstanding Common Stock.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the

9

Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series C 10% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 3,975 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.01 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 3. Dividends.

a) Dividends in Cash or in Kind. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 10% per annum (subject to increase pursuant to Section 10(b)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date and on each Conversion Date (with respect only to Preferred Stock being converted) and on each Monthly Redemption Date and Mandatory Redemption Date (with respect only to Preferred Stock being redeemed) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash, or if either (x) funds are not legally available for the payment of dividends or (y) if the Whitebox Note has not been repaid in full, such dividends shall be accreted to, and increase, the outstanding Stated Value. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

b) Corporation’s Ability to Pay Dividends in Cash. On the Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. If at any time after the Whitebox Note has been paid, if it does not have funds legally available for the payment of dividends hereunder in cash, the Corporation must provide the Holders with at least 20 Trading Days’ notice that it will pay a regularly scheduled dividends through increasing the Stated Value of the Preferred Stock.

10

c) Dividend Calculations. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall cease to accrue with respect to any Preferred Stock converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein.

d) Late Fees. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

e) Other Securities. So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

f) Special Reserves. The Corporation acknowledges and agrees that the capital of the Corporation in respect of the Preferred Stock and any future issuances of the Corporation’s capital stock shall be equal to the aggregate par value of such Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Exchange Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves without the prior written consent of each Holder.

Section 4. Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

11

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the earliest of (i) July 1, 2011, (ii) the date that the principal amount of the Whitebox Note is less than $5,000,000 (it being understood that the Corporation hereby agrees to file a Current Report on Form 8-K on the first Trading Day following the date the principal amount of the Whitebox Note is less than $5,000,000) or (iii) the Trading Day immediately following the date the VWAP of the Common Stock is equal to or greater than $2.00 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) for 10 consecutive Trading Days, at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

12

b) Conversion Price. The conversion price for the Preferred Stock shall equal $1.50, subject to adjustment herein (the “Conversion Price”).

c) Mechanics of Conversion

i. Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the Original Issue Date, shall be free of restrictive legends and trading restrictions representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the Original Issue Date, the Corporation shall use deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii. Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iii. Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or

13

all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(c)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage

14

commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Exchange Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be

15

payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

d) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent

16

periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

e) Issuance Limitations. Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval, then the Corporation may not issue, upon conversion of the Preferred Stock, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date in connection with any conversion of Preferred Stock issued pursuant to the Exchange Agreement, would exceed 3,891,597 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (such number of shares, the “Issuable Maximum”). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original Stated Value of such Holder’s Preferred Stock by (y) the aggregate Stated Value of all Preferred Stock issued on the Original Issue Date to all Holders. In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Preferred Stock held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Preferred Stock and the amount of shares issued to such Holder pursuant to such Holder’s Preferred Stock was less than such Holder’s pro-rata share of the Issuable Maximum.

17

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to price determined by multiplying the Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common Stock which the Base Conversion Price for such Dilutive Issuance would purchase at the then Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common Stock so issued or issuable in connection with the Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. If the Corporation

18

enters into a Variable Rate Transaction, despite the prohibition set forth in the Exchange Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c) Subsequent Rights Offerings. If the Corporation, at any time while this Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

d) Pro Rata Distributions. If the Corporation, at any time while this Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

19

e) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of

20

Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents (as defined in the Exchange Agreement) in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

f) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

21

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Redemptions.

a) Monthly Redemption. On each Monthly Redemption Date, the Corporation shall redeem each Holder’s Pro Rata Portion of the Monthly Redemption Amount plus accrued but unpaid dividends, the sum of all liquidated damages and any other amounts then owing to such Holder in respect of the shares of Preferred Stock held by such Holder. If any Holder shall no longer hold

22

shares of Preferred Stock, then the Pro Rata Portion shall be recalculated to exclude such Holder’s shares from clause (y) in the definition thereof and the Monthly Redemption Amount shall be allocated pro-rata among the remaining Holders. The Monthly Redemption Amount due on each Monthly Redemption Date shall, except as provided in this Section, be paid in cash. As to any Monthly Redemption and upon 20 Trading Days’ prior written irrevocable notice, in lieu of a cash redemption payment the Corporation may elect to pay 100% of a Monthly Redemption in Conversion Shares based on a conversion price equal to 85% of the average of the 20 VWAPs immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) (the “Monthly Conversion Price”); provided, however, that the Corporation may not pay the Monthly Redemption Amount in Conversion Shares unless, (x) on the Monthly Redemption Date and during the 20 Trading Day period immediately prior thereto, all Equity Conditions have been satisfied, (y) the aggregate Monthly Redemption Amount hereunder as to such Monthly Redemption is less than 20% of the total dollar trading volume of the Common Stock for the 20 Trading Days prior to the applicable Monthly Redemption Date and (z) as to such Monthly Redemption, prior to such Monthly Conversion Period (but not more than 5 Trading Days prior to the commencement of the Monthly Conversion Period), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Monthly Redemption Amount equal to the quotient of (x) the applicable Monthly Redemption Amount divided by (y) the lesser of (A) the Conversion Price and (B) 85% of the average of the 10 VWAPs during the period ending on the 3rd Trading Day immediately prior to the date of the Monthly Redemption Notice (the “Pre-Redemption Conversion Shares”). The Holders may convert, pursuant to Section 6(a), any shares of Preferred Stock subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount and all amounts owing thereon are due and paid in full. Any shares of Preferred Stock converted during any 20 day period until the date the Monthly Redemption Amount is paid shall be first applied to the shares of Preferred Stock subject to the Monthly Redemption and such Holder’s cash payment of the Monthly Redemption Amount on such Monthly Redemption Date shall be reduced accordingly; provided, however, if any such conversion is applied against such Monthly Redemption Amount, the Pre-Redemption Conversion Shares, if any were issued in connection with such Monthly Redemption or were not already applied to such conversions, shall be first applied against such conversion. The Corporation covenants and agrees that it will honor all Notice of Conversions tendered up until such amounts are paid in full.

23

b) Monthly Redemption Procedure. The payment of cash and/or issuance of Common Stock, as the case may be, pursuant to a Monthly Redemption shall be made on the Monthly Redemption Date. If any portion of the cash payment for a Monthly Redemption shall not be paid by the Corporation by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Monthly Redemption Amount plus all amounts owing thereon is paid in full. Alternatively, if any portion of the Monthly Redemption Amount remains unpaid after such date, the Holders subject to such redemption may elect, by written notice to the Corporation given at any time thereafter, to invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. Notwithstanding anything to the contrary in this Section 8, the Corporation’s determination to redeem in cash or shares of Common Stock shall be applied ratably among the Holders based upon the shares of Preferred Stock initially purchased by each Holder, adjusted upward ratably in the event all of the shares of Preferred Stock of any Holder are no longer outstanding. The Holder may elect to convert the outstanding shares of Preferred Stock pursuant to Section 6 prior to actual payment in cash for any redemption under this Section 8 by fax delivery of a Notice of Conversion to the Corporation.

c) Mandatory Redemption. On October 1, 2014 (the “Mandatory Redemption Date”), the Corporation shall redeem all of the then outstanding Preferred Stock, for an amount in cash equal to the Mandatory Redemption Amount (such redemption, the “Mandatory Year Redemption”). The Corporation covenants and agrees that it will honor all Conversion Notices tendered up until the Mandatory Redemption Amount paid in full.

d) Mandatory Redemption Procedure. The payment of cash pursuant to a Mandatory Redemption shall be made on the Mandatory Redemption Date. If any portion of the cash payment for a Mandatory Redemption has not been paid by the Corporation on the Mandatory Redemption Date, interest shall accrue thereon until such amount is paid in full at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law.

Section 9. Negative Covenants. As long as any shares of Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

24

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to the Conversion Shares as permitted or required under the Transaction Documents;

e) pay cash dividends or distributions on Junior Securities of the Corporation;

f) enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval); or

g) enter into any agreement with respect to any of the foregoing.

Section 10. Redemption Upon Triggering Events.

a) “Triggering Event” means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

ii. the Corporation does not meet the current public information requirements under Rule 144 in respect of the Underlying Shares;

25

iii. the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within five calendar days after notice therefor is delivered hereunder within five days of the date due and payable;

iv. the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

v. any representation or warranty made in any Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to a Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

vi. unless specifically addressed elsewhere in this Certificate of Designation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by a Holder or by any other Holder to the Corporation and (B) 10 Trading Days after the Corporation has become or should have become aware of such failure;

vii. the Corporation shall redeem more than a de minimis number of Junior Securities;

viii. the Corporation shall be party to a Change of Control Transaction;

ix. there shall have occurred a Bankruptcy Event (other than with regard to a GeoPharma Excluded Entity);

x. the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

xi. any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any subsidiary or any of their respective property or other assets (other than with regard to a GeoPharma Excluded Entity) for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b) Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, redeem all of

26

the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount The Triggering Redemption Amount, shall be due and payable, within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

Section 11. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Carol Dore - Falcone, facsimile number (727) 546-5298, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11 with a copy to Julio C. Esquivel, Shumaker, Loop & Kendrick, 101 E. Kennedy Boulevard, Suite 2800, Tampa, FL 33602, facsimile number (813) 229-1660. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Exchange Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

27

c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of

28

this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Exchange Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C 10% Convertible Preferred Stock.

*********************

29

RESOLVED, FURTHER, that the Chairman, the Chief Executive Officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of the Florida Business Corporation Act.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 4th day of August 2009.

Name: Carol Dore-Falcone
Title: Senior Vice President and Chief Financial Officer

30

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES

OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series [         10% Convertible Preferred Stock indicated below into shares of common stock, par value [$             per share (the “Common Stock”), of GeoPharma, Inc., a Florida corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Exchange Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

Address for Delivery:

DWAC Instructions:

Broker no:

Account no:

[HOLDER]

By:
Name:
Title:

31

Exhibit 10.1

SECOND AMENDED AND RESTATED

SECURED CONVERTIBLE NOTE

PURCHASE AGREEMENT

October 15, 2009

SECOND AMENDED AND RESTATED

SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS SECOND AMENDED AND RESTATED SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT (the “Agreement”) is made effective as of October 15, 2009, by and between GeoPharma, Inc., a Florida corporation (the “Company”), and Whitebox Pharmaceutical Growth Fund, Ltd., a British Virgin Islands business company (the “Investor”), with respect to the following recitals.

RECITALS

A. The Company and the Investor previously entered into (1) a Secured Convertible Note Purchase Agreement, dated as of April 5, 2007 (the “Original Note Purchase Agreement”), which provided for the issuance of a $10,000,000 8% Secured Convertible Promissory Note, dated as of April 5, 2007 (the “Original Note”), and the execution of a Security Agreement, dated as of April 5, 2007, which granted a security interest in all assets of the Company as collateral to further secure the performance of the Company’s obligations under the Original Note (the “Security Agreement”), and certain other transaction documents described in the Original Note Purchase Agreement; and (2) an Amended and Restated Secured Convertible Note Purchase Agreement, dated as of April 24, 2008 (the “Amended and Restated Note Purchase Agreement”), which amended the terms of the Original Note to eliminate the concepts of Additional Notes and Subsequent Notes from the Original Note Purchase Agreement and replaced those amounts pursuant to the Amended and Restated Note Purchase Agreement and the accompanying $15,000,000 12% Amended and Restated Note, dated as of April 24, 2008 (the “Amended and Restated Note”), by, among other things, (a) adding the principal amount of the Additional Notes ($5,000,000) to the Amended and Restated Note, (b) changing the interest rate on the Amended and Restated Note to 12% and (c) changing the terms and conditions necessary to satisfy the issuance of the Subsequent Notes;

B. In connection with the issuance of the Amended and Restated Note, the Company and the investor agreed that, as of the date of issuance of the Amended and Restated Note, the accreted interest under the Original Note was $820,000, all of which was voluntarily converted by the Investor into a total of 369,369 shares of the Company’s Common Stock in full satisfaction of such interest;

C. The Company and the Investor now desire to further amend the terms of the Amended and Restated Note and the Amended and Restated Note Purchase Agreement pursuant to the terms of this Agreement and the accompanying Second Amended and Restated 12% Secured Convertible Promissory Notes, one Note in the principal amount of $5,000,000 and another Note in the principal amount of $10,000,000, in the form attached hereto as Exhibit A and Exhibit B (the “Second Amended and Restated Notes” or the “Notes”);

D. In consideration for Investor’s agreement to pay certain legal expenses associated with the offering described herein, the Company has agreed to issue 75,000 shares of the Company’s Common Stock to Investor pursuant to the terms of this Agreement.

E. The Company and the Investor desire to make certain other changes to the terms of the Notes and also contemplate the sale of the Company’s real property located at 6950 Bryan Dairy Road, Largo, Florida 33777 (the “Real Property”) to the Investor in exchange for a $3,220,688.51 reduction in the principal due to the Investor under the $10,000,000 Second Amended and Restated 12% Secured Convertible Promissory Note, in the manner described in Section 9.1 of this Agreement; and

E. The Company and the Investor desire to enter into this Agreement to set forth the terms and conditions relating to the issuance of the Second Amended and Restated Notes and the transactions contemplated by the related Transaction Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Specific Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

“Action” shall have the meaning ascribed to such term in Section 4.10.

“Additional Notes” means the option the Investor had, pursuant to the terms set forth in the Original Note Purchase Agreement, to purchase an additional $5,000,000 of Notes.

“Affiliate” of a specified person (natural or juridical) means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, that person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to the Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Investor will be deemed to be an Affiliate of the Investor.

“Agreement” means this Agreement (as amended from time to time) and all Exhibits and Schedules hereto.

“Amended and Restated Note” has the meaning ascribed to such term in the Recitals to this Agreement.

“Amended and Restated Note Purchase Agreement” has the meaning ascribed to such term in the Recitals to this Agreement.

“Baltimore Facility’ shall have the meaning ascribed to such term in Section 2.2.

“BOSS” or the “BOSS Subsidiaries” shall mean the subsidiaries of Dynamic Health, including Online Meds Rx., Inc., Herbal Health Products, Inc., Dynamic Marketing I, Inc., Pharma Labs Rx., Inc. and Bob O’Leary Health Food Distributor Co., Inc., as well as any subsidiaries of such entities.

“Closing” shall have the meaning ascribed to such term in Section 3.1.

“Closing Date” shall have the meaning ascribed to such term in Section 3.1.

“Code” shall have the meaning ascribed to such term in Section 4.38.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such terms in the opening paragraph of this Agreement.

“Control” shall mean ownership of more than 50% of the shares of stock entitled to vote for the election of directors in the case of a corporation, and more than 50% of the voting power in the case of a business entity other than a corporation.

“Conversion Price” means the conversion price in effect on any given date, which shall be subject to adjustment as described herein and in the Note. Initially, the Conversion Price shall be $0.75 with respect to the $5,000,000 Note issuable hereunder, and the Conversion Price shall be $1.50 with respect to the $10,000,000 Note issuable hereunder (plus, in each case, any Accreted Principal).

“Conversion Shares” or “Shares” means the shares of Common Stock issued or issuable upon conversion of any of the Convertible Notes.

“Convertible Notes,” “Notes,” “Amended and Restated Note” or “Second Amended and Restated Notes” means the promissory notes, in the form attached hereto as Exhibit A and Exhibit B, to be issued by the Company to the Investor, one in the principal amount of $5,000,000 and one in the principal amount of $10,000,000.

“Convertible Security” means any warrant, option, convertible preferred or any other security that is or shall be convertible into Common Stock (other than employee stock options outstanding as of the date of this Agreement).

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Dynamic Health” shall mean Dynamic Health Products, Inc., a Florida corporation and a wholly owned subsidiary of the Company.

“Environmental Laws or Regulations” means any federal, state or local statute, law, ordinance or regulation that relates to or deals with hazardous substances, human health or the environment, and all regulations promulgated by a regulatory body pursuant to any of the foregoing statutes, laws, regulations, or ordinances.

“ERISA” shall have the meaning ascribed to such term in Section 4.38.

“Evaluation Date” shall have the meaning ascribed to such term in Section 4.18.

“Exchange” shall have the meaning ascribed to such term in Section 9.3.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended to date.

“Exchange Notice” shall have the meaning ascribed to such term in Section 9.3.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Company’s 1999 Employee Stock Option Plan, 1999 Non-Employee Director Stock Option Plan, Treasury Stock Repurchase Plan and Compensation Incentive Plan (provided that any such issuances shall not exceed (i) 10% of the Company’s outstanding shares and/or options, in the aggregate, in any twelve-month period and (ii) 20% of the Company’s outstanding shares and/or options, in the aggregate, during the term of the Note), (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with or complementary to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FDA” shall have the meaning ascribed to such term in Section 4.36.

“FDCA” shall have the meaning ascribed to such term in Section 4.36.

“Financial Statements” means the Company’s audited financial statements as filed with the SEC in the Company’s Annual Report on Form 10-K and the Company’s unaudited financial statements as filed with the SEC in the Company’s Quarterly Reports on Form 10-Q; provided, however, that even if the Company is no longer subject to filing the foregoing financial statements in connection with the SEC Reports, the Company shall continue to provide such financial statements to the Investor for so long as the Notes remain outstanding.

“GAAP” shall have the meaning ascribed to such term in Section 4.8.

“Guaranty” means that certain Guaranty, dated as April 5, 2007, by the Company and certain of its Affiliates in favor of the Investor in the form attached to the Original Note Purchase Agreement, as the same may be amended from time to time.

“GeoPharma Entities” means the Company and each of its direct and indirect Subsidiaries.

“GeoPharma Excluded Entities” means the BOSS Subsidiaries, American Antibiotics, LLC and Breakthrough Engineered Nutrition, Inc., each of which is a subsidiary of the Company as of the date of this Agreement.

“Hazardous Substances” means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar meaning or regulatory effect under any Environmental Laws or Regulations or that may have a negative impact on human health or the environment or the presence of which on, in or under any property, is prohibited under Environmental Law, including petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead and radon, and compounds containing them (including gasoline, diesel fuel, oil and lead-based paint), and radioactive materials, flammables and explosives and compounds containing them.

“Indebtedness” means, with respect to each of the GeoPharma Entities, at the time of any determination, without duplication, all of the following obligations of the GeoPharma Entities, contingent or otherwise, of such entity: (a) all obligations of the GeoPharma Entities for borrowed money (including non-recourse obligations), (b) all obligations of the GeoPharma Entities evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of the GeoPharma Entities upon which interest charges are customarily paid or accrued, (d) all obligations of the GeoPharma Entities under conditional sale or other title retention agreements relating to property purchased by the GeoPharma Entities, (e) all obligations of others secured by any Lien on property owned or acquired by the GeoPharma Entities, whether or not the obligations secured thereby have been assumed, (f) all obligations of the GeoPharma Entities in respect of interest rate swap agreements, cap or collar agreements, interest rate futures or option contracts, currency swap agreements, currency futures or option agreements and other similar contracts (g) all obligations of the GeoPharma Entities, actual or contingent, as an account party in respect of letters of credit or bankers’ acceptances, (h) all obligations of any partnership or joint venture as to which any of the GeoPharma Entities is or may become personally liable and (i) all contingent obligations of the GeoPharma Entities; provided, however, that the term “Indebtedness” shall not prohibit the incurrence of trade payables, capital leases and accrued expenses by any of the GeoPharma Entities in the ordinary course of business.

“Indemnifiable Losses” shall have the meaning ascribed to such term in Section 10.1.

“Investor” shall have the meaning ascribed to such terms in the opening paragraph of this Agreement.

“Intellectual Property” means (i) all proprietary rights, privileges and priorities provided under U.S., state and foreign law relating to U.S. and foreign patents and patent applications, trademarks, service marks and registrations thereof and applications therefor, copyrights and copyright registrations and applications, mask works and registrations thereof, know-how, and trade secrets; (ii) proprietary inventions, discoveries, ideas, technology, data, information, and processes; (iii) proprietary drawings, designs, licenses, computer programs and software, and technical information including but not limited to proprietary information embodied in material specifications, processing instructions, equipment specifications, product specifications, confidential data, electronic files, research notebooks, invention disclosures, research and development reports and the like related thereto; and (iv) all amendments, modifications, and improvements to any of the foregoing.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 4.15.

“Knowledge” means actual knowledge of a fact or the knowledge which such person could reasonably be expected to have based on reasonable inquiry. The knowledge of an entity shall include the knowledge of the individuals who are executive officers of such entity at the time in question.

“Lease” shall mean a Lease to be entered into between the Company and the Investor relating to the Real Property, which Lease shall have a ten-year term.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 6.12(c).

“Liens” means liens, mortgages, charges, security interests, claims, voting trusts, pledges, encumbrances, options, assessments, restrictions, or third-party or spousal interests of any nature.

“Make-Whole Amount” shall have the meaning ascribed to such term in the Note.

“Material Adverse Effect” means any effect that may be materially adverse to (a) the business, operations, results of operations, prospects, assets (including intangible assets), liabilities or condition (financial or otherwise) of the Company and the other GeoPharma Entities, taken as a whole, or (b) the ability of the Company or any other GeoPharma Entity to perform its obligations under this Agreement or any of the Transaction Documents or any other agreement or instrument to be entered into in connection with this Agreement.

“Material Permits” shall have the meaning ascribed to such term in Section 4.13.

“Midsummer Purchase Agreement” shall have the meaning ascribed to such term in Section 6.11(a).

“Mortgage” means a first mortgage on the Company’s Real Property.

“Notes” shall mean the Original Note, the Amended and Restated Note and the Second Amended and Restated Notes.

“Note Conversion Closing” shall have the meaning ascribed to such term in Section 2.3.

“Notice of Acceptance” shall have the meaning ascribed to such term in Section 6.11(b).

“Offer” shall have the meaning ascribed to such term in Section 6.11(b).

“Offered Securities” shall have the meaning ascribed to such term in Section 6.11(b).

“Original Note” shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Original Note Purchase Agreement” shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Phase I Report” shall have the meaning ascribed to such term in Section 2.2.

“Plan” or “Plans” shall have the meaning ascribed to such term in Section 4.38.

“Pledge Agreement” means the Pledge Agreement between the parties hereto in the form attached to the Original Note Purchase Agreement.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Product Liability” means any liability, claim or expense, including but not limited to attorneys’ fees and medical expenses, arising in whole or in part out of a breach of any express or implied product warranty by the Company, strict liability in tort, negligent manufacture of product, negligent provision of services, product recall, or any other allegation of liability arising from the design, testing, manufacture, packaging, labeling (including instructions for use), or sale of products.

“Purchase Price” shall have the meaning ascribed to such term in Section 2.1.

“Purchased Securities” means the Convertible Notes and the Conversion Shares.

“Real Property” shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Refused Securities” shall have the meaning ascribed to such term in Section 6.11(b).

“Registration Rights Agreement” means the Registration Rights Agreement, as amended, among the Company and the Investor in the form attached hereto as Exhibit E to the Original Note Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investor of the Conversion Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 4.5.

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Conversion Shares issuable upon exercise or conversion in full of all Notes, ignoring any conversion or exercise limits set forth therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Schedule of Exceptions” shall have the meaning ascribed to such term in Article 4.

“SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“SEC Reports” shall have the meaning ascribed to such term in Section 4.8.

“Second Amended and Restated Notes” shall mean that certain (i) $5,000,000 Second Amended and Restated 12% Secured Convertible Promissory Note due October 31, 2013, with a conversion price of $0.75 per share and (ii) $10,000,000 Second Amended and Restated 12% Secured Convertible Promissory Note due October 31, 2013, with a conversion price of $1.50 per share.

“Securities Act” means the United States Securities Act of 1933, as amended, and all regulations promulgated thereunder.

“Security Agreement” means the security agreement among the Company and the Investor in the form attached to the Original Note Purchase Agreement, as the same may be amended from time to time.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stock Purchase Agreement” means that certain Stock Purchase Agreement, dated the date of the Original Note Purchase Agreement, by and among the Investor, Jugal K. Taneja and certain other purchasers whereby such purchasers shall agree to purchase from the Investor the Investor Shares and the Investor Warrants.

“Subsequent Notes” shall have the meaning ascribed to such term in Section 2.2.

“Subsequent Placement” shall have the meaning ascribed to such term in Section 6.11(a).

“Subsequent Placement Agreement” shall have the meaning ascribed to such term in Section 6.11(b).

“Subsequent Placement Documents” shall have the meaning ascribed to such term in Section 6.11(b).

“Subsidiary” means any subsidiary of any GeoPharma Entity as set forth on Schedule 4.1 and shall, where applicable, include any entity in which a GeoPharma Entity owns, directly or indirectly, any ownership interest, including any such entity that may be formed or acquired after the date hereof.

“Total Debt” means the Indebtedness of the GeoPharma Entities (w) to the Investor, (x) under a $4,000,000 revolving promissory note facility by and among certain BOSS Subsidiaries and Wachovia Bank, National Association, including any extensions thereof or successors thereto with Wachovia Bank, National Association, (y) under the $5,000,000 promissory note with First Community Bank of America and (z) any other Indebtedness of the GeoPharma Entities; provided, however, that the Total Debt shall not exceed $30,000,000.

“Trading Day” means a day on which the Nasdaq Stock Market (or such other Trading Market on which the Company’s Common Stock is then traded) is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means the Notes, the Security Agreement, the Pledge Agreement, the Registration Rights Agreement, the Guaranty, the Mortgage, the Assignment of Leases and Rents, the Voting Agreement any intercreditor or subordination agreement and such other documents, instruments and agreements executed in connection with the consummation of the transactions contemplated hereunder or under the Original Note Purchase Agreement.

“Voting Agreement” means that certain Voting Agreement, dated as of the Closing Date, by and between the Investor and Jugal K. Taneja and certain other executive officers and directors of GeoPharma owning not less than 20% of the issued and outstanding shares of the Company’s Common Stock, to vote in favor of any increases to the Company’s outstanding shares of capital stock as shall be necessary to enable the Investor to convert any portion of the principal of the Notes into shares of the Company’s Common Stock.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

Section 1.2 Definitional Provisions.

(a) The words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

(b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. Terms referring to a masculine gender shall be deemed to refer to the feminine or neuter genders, as applicable.

(c) References to an “Exhibit” or to a “Schedule” are, unless otherwise specified, to one of the Exhibits or Schedules attached to or referenced in this Agreement, and references to an “Article” or a “Section” are, unless otherwise specified, to one of the Articles or Sections of this Agreement.

(d) The term “person” includes any individual, partnership, joint venture, corporation, limited liability company, trust, entity, unincorporated organization or government or any department or agency thereof.

(e) The term “dollars” or “$” shall refer to the currency of the United States of America.

(f) All references to time shall refer to Minneapolis, Minnesota time.

ARTICLE II

PURCHASE AND SALE OF CONVERTIBLE NOTES

Section 2.1 Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, (i) the Company agrees to issue to the Investor, at the Closing, the Second Amended and Restated Notes, in substantially the form attached hereto as Exhibit A and Exhibit B, in exchange for the Amended and Restated Note. The Original Note and the Amended and Restated Note was, and the Second Amended and Restated Notes will be, secured pursuant to the existing Security Agreement, Pledge Agreement and Guaranty, and the Transaction Documents shall apply with respect to the Original Note, the Amended and Restated Note and the Second Amended and Restated Notes.

Section 2.2 [Reserved].

Section 2.3 Note Conversion. The Company shall issue shares of its Common Stock to the Investor upon the Investor’s exercise of its option to convert amounts outstanding under the Second Amended and Restated Notes (including any Accreted Principal or Make-Whole Payments as may be specified under the terms of the Second Amended and Restated Notes) into shares of Common Stock at the Conversion Price specified in the Second Amended and Restated Notes (in each case, a “Note Conversion Closing”). At each Note Conversion Closing, the Company shall issue certificates representing any shares purchased under this Section 2.3 in a form acceptable to the Investor and Investor’s counsel, and the Investor shall pay the applicable Conversion Price (subject to adjustment as provided in the Second Amended and Restated Notes) for such shares by surrendering the applicable Note(s) to the Company.

Section 2.4 Use of Proceeds. The Company shall use the cash proceeds of the sale of the Notes (a) for the Company’s working capital needs and (b) to pay for the expenses (including legal fees of outside counsel) of Investor in connection with the transactions contemplated by this Agreement.

ARTICLE III

THE CLOSING

Section 3.1 Closing. The purchase and sale of the Notes shall take place at the offices of the Company, at 10:00 a.m., on or before October 20, 2009, or such other time as may be designated by the Company in writing (the “Closing” and, such date, the “Closing Date”). At the Closing, the Company shall deliver to the Investor the Second Amended and Restated Notes. The Investor previously delivered to the Company a check or wire transfer in the amount of $15,000,000.00 payable to the Company’s order (or by wire of funds in such amount to the Company’s designated bank account) in connection with the issuance of the Original Note and the Amended and Restated Note (the “Purchase Price”). Upon the consummation of the transactions contemplated by the Closing, the Amended and Restated Note will be canceled, and the Second Amended and Restated Notes shall be delivered to the Investor.

Section 3.2 Closing Deliveries.

(a) Company Deliveries. On the Closing Date, the Company shall deliver or cause to be delivered to the Investor the following:

(i) this Agreement duly executed by the Company;

(ii) the Second Amended and Restated Notes registered in the name of the Investor, one in the principal amount of $5,000,000 and one in the principal amount of $10,000,000, in substantially the form attached hereto as Exhibit A and Exhibit B;

(iii) a stock certificate (or other indication of share ownership from the Company’s transfer agent) representing 75,000 shares of the Company’s Common Stock issued to the Investor;

(iv) a Reaffirmation of the Security Agreement, in substantially the form attached hereto as Exhibit C;

(v) a Reaffirmation of the Pledge Agreement (as amended), in substantially the form attached hereto to as Exhibit D;

(vi) a Reaffirmation of the Guaranty, in substantially the form attached hereto as Exhibit E;

(vii) executed Voting Agreements from Jugal K. Taneja and such other executive officers and directors of GeoPharma listed in Exhibit F attached hereto have agreed to vote all Common Stock over which such shareholders have voting control (which shares shall amount to, in the aggregate, not less than 20% of the issued and outstanding shares of the Company’s Common Stock) in favor of Shareholder Approval at the Company’s next annual meeting or at such future meeting of shareholders at which Shareholder Approval is required in order to increase the Company’s issued and outstanding shares of Common Stock (A) to satisfy the rules and regulations of any Trading Market on which the Company’s Common Stock is then traded or (B) to provide sufficient shares to enable Investor to convert its Notes into shares of the Company’s Common Stock in accordance with the terms of this Agreement and the other Transaction Documents;

(viii) one or more Account Control Agreement(s), in form and substance reasonably satisfactory to the Investor;

(ix) evidence of any approval(s) or consent(s) regarding the terms of the Notes and this Agreement as may be required under the rules and regulations of the Nasdaq Stock Market (or any other Trading Market) as shall be applicable to the Company;

(x) evidence of amendments to and restructuring of the Company’s Midsummer preferred stock and warrants in form and substance reasonably satisfactory to the Investor in its sole discretion;

(xi) payment of the fees and expenses incurred by the Investor (including attorneys’ fees) in connection with the transactions contemplated by this Agreement;

(xii) such Officer’s Certificates or Secretary’s Certificates and accompanying resolutions as may be reasonably requested by the Investor; and

(xiii) such other documents or certificates as may be reasonably requested by the Investor.

(b) Investor Deliveries. On the Closing Date, the Investor shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Investor; and

(ii) such other documents or certificates as may be reasonably requested by the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Attached hereto as Schedule A is the Schedule of Exceptions containing sections numbered to correspond to the sections of this Article 4 (the “Schedule of Exceptions”). Except as specifically set forth in the corresponding section of such Schedule of Exceptions (or in any other section of the Schedule of Exceptions so long as the applicability of such disclosure to the particular representation and warranty which such disclosure is intended to modify is reasonably apparent), the Company represents and warrants, on behalf of itself and each GeoPharma Entity, to the Investor as follows as of the date hereof and as of the Closing Date:

Section 4.1 Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 4.1. The Company (or, as applicable, such GeoPharma Entity) owns, directly or indirectly, all of the capital stock or other equity interests of each such Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each such Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

Section 4.2 Organization and Qualification. Each of the GeoPharma Entities is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither any GeoPharma Entity nor any Subsidiary of such entity is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the GeoPharma Entities is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 4.3 Authorization; Enforcement. Each of the GeoPharma Entities has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by such GeoPharma Entity and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of such GeoPharma Entity and no further action is required by such GeoPharma Entity, its board of directors or its shareholders in connection therewith other than in connection with the Required Approvals (as defined in Section 4.5 below). Each Transaction Document has been (or upon delivery will have been) duly executed by each applicable GeoPharma Entity and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of such GeoPharma Entity, enforceable against such GeoPharma Entity in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Section 4.4 No Conflicts. The execution, delivery and performance of the Transaction Documents by each applicable GeoPharma Entity, the issuance and sale of the Purchased Securities and the consummation by the GeoPharma Entities of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of any GeoPharma Entity’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of any GeoPharma Entity, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any debt or otherwise of any GeoPharma Entity) or other understanding to which any GeoPharma Entity is a party or by which any property or asset of any GeoPharma Entity is bound or affected, or (iii) subject to the Required Approvals (as defined in Section 4.5 below), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which any GeoPharma Entity is subject (including federal and state securities laws and regulations), or by which any property or asset of GeoPharma Entity is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 4.5 Filings, Consents and Approvals. No GeoPharma Entity is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by such GeoPharma Entity of the Transaction Documents, other than (i) filings required pursuant to Section 6.13 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

Section 4.6 Issuance of the Securities. The Purchased Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company or any other GeoPharma Entity other than restrictions on transfer provided for in the Transaction Documents. The Conversion Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the

Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the other Transaction Documents.

Section 4.7 Capitalization. The capitalization of the Company is as set forth on the Schedule of Exceptions, which Schedule of Exceptions shall also include the number of shares of Common Stock owned of record, and, to the knowledge of the Company, beneficially, by Subsidiaries or Affiliates of the Company as of the date hereof. None of the GeoPharma Entities has issued any capital stock since the Company’s most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the Company’s most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on the Schedule of Exceptions or as a result of the purchase and sale of the Purchased Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any other GeoPharma Entity is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Purchased Securities will not obligate the Company or any other GeoPharma Entity to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of securities of any GeoPharma Entity to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company and each other GeoPharma Entity are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors of the Company or any other GeoPharma Entity is required for the issuance and sale of the Purchased Securities. There are no stockholder agreements, voting agreements or other similar agreements with respect to the Company’s or any other GeoPharma Entity’s capital stock to which the Company or any other GeoPharma Entity is a party (other than those contemplated in connection with the Transaction Documents) or, to the knowledge of the Company, between or among any of the Company’s or any GeoPharma Entity’s shareholders.

Section 4.8 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities

Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Financial Statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such Financial Statements or the notes thereto and except that unaudited Financial Statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

Section 4.9 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited Financial Statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) none of the GeoPharma Entities has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s Financial Statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) no GeoPharma Entity has declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) no GeoPharma Entity has issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Purchased Securities contemplated by this Agreement or as set forth on Schedule 4.9, no event, liability or development has occurred or exists with respect to the Company or any other GeoPharma Entity or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

Section 4.10 Litigation. Except as set forth in the Schedule of Exceptions, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the GeoPharma Entities, threatened against or affecting any GeoPharma Entity or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Purchased Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. No GeoPharma Entity, nor any director or officer thereof, is or has been the subject of any Action which has resulted in a final judgment involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of each GeoPharma Entity there is not pending or contemplated, any investigation by the Commission involving the Company or any other GeoPharma Entity or any current or former director or officer of the Company or any such GeoPharma Entity. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any other GeoPharma Entity under the Exchange Act or the Securities Act.

Section 4.11 Labor Relations. No material labor dispute exists or, to the knowledge of the GeoPharma Entities, is imminent with respect to any of the employees of any GeoPharma Entity which could reasonably be expected to result in a Material Adverse Effect. None of the employees of any GeoPharma Entity is a member of a union that relates to such employee’s relationship with such GeoPharma Entity, no GeoPharma Entity is a party to a collective bargaining agreement, and each GeoPharma Entity believes that its relationships with its employees are good. No executive officer, to the knowledge of each GeoPharma Entity, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject any GeoPharma Entity to any liability with respect to any of the foregoing matters. Each of the GeoPharma Entities is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.12 Compliance. No GeoPharma Entity (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by such GeoPharma Entity under), nor has any GeoPharma Entity received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), arising out of any existing agreements or as a result of this Agreement and the related Transaction Documents, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 4.13 Regulatory Permits. Each of the GeoPharma Entities possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and no GeoPharma Entity has received any notice of proceedings relating to the revocation or modification of any Material Permit.

Section 4.14 Title to Assets. Each of the GeoPharma Entities has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of such GeoPharma Entity, in each case free and clear of all Liens, except for (i) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by such GeoPharma Entity and (ii) Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by such GeoPharma Entity are held by them under valid, subsisting and enforceable leases with which such GeoPharma Entity is in compliance in all material respects.

Section 4.15 Patents and Trademarks. Each of the GeoPharma Entities has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). No GeoPharma Entity has received a notice (written or otherwise) that any of the Intellectual Property Rights used by such GeoPharma Entity violates or infringes upon the rights of any Person. To the knowledge of the GeoPharma Entities, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. Each GeoPharma Entity has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.16 Insurance. Each of the GeoPharma Entities is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which such GeoPharma Entity are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. No GeoPharma Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

Section 4.17 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of any GeoPharma Entity and, to the knowledge of the Company, none of the employees of any GeoPharma Entity is presently a party to any transaction with any GeoPharma Entity (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of such GeoPharma Entity, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of such GeoPharma Entity and (iii) other employee benefits, including stock option agreements under any stock option plan of such GeoPharma Entity.

Section 4.18 Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Each of the GeoPharma Entities maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of Financial Statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Each of the GeoPharma Entities has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s (or any other GeoPharma Entity’s) internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s (or, as applicable, any other GeoPharma Entity’s) internal control over financial reporting.

Section 4.19 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by any GeoPharma Entity to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement or the other Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

Section 4.20 Private Placement. Assuming the accuracy of the Investor representations and warranties set forth in Article 5, no registration under the Securities Act is required for the offer and sale of the Purchased Securities by the Company to the Investor as contemplated hereby. The issuance and sale of the Purchased Securities hereunder will not contravene the rules and regulations of the Trading Market.

Section 4.21 Investment Company. None of the GeoPharma Entities is, and immediately after receipt of payment for the Securities will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Each of the GeoPharma Entities shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

Section 4.22 Registration Rights. Other than the rights of the Investor hereunder, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any other GeoPharma Entity, other than registration statements which have already been filed and declared effective by the SEC.

Section 4.23 Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

Section 4.24 Application of Takeover Protections. The Company and each applicable GeoPharma Entity and its respective board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s (or such GeoPharma Entity’s) articles or certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investor as a result of the Investor and the GeoPharma Entities fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Purchased Securities and the Investor’s ownership of the Purchased Securities.

Section 4.25 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms, on behalf of itself and each GeoPharma Entity, that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company and each GeoPharma Entity understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company and each GeoPharma Entity to the Investor regarding the Company or such GeoPharma Entity, its business and the transactions contemplated hereby, including the SEC Reports and the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases and the SEC Reports filed or disseminated by the Company (or any applicable GeoPharma Entity) during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company and each GeoPharma Entity acknowledges and agrees that the Investor is not making and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article 5 below.

Section 4.26 No Integrated Offering. Assuming the accuracy of the Investor’s representations and warranties set forth in Article 5, neither the GeoPharma Entities nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Purchased Securities to be integrated with prior offerings by the Company or any other GeoPharma Entity for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

Section 4.27 Solvency. Based on the consolidated financial condition of the Company (including its consolidated Subsidiaries) as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Purchased Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted, including its capital needs, taking into account the particular capital requirements of the business conducted by the Company and the GeoPharma Entities, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company and the GeoPharma Entities, together with the proceeds the Company and the GeoPharma Entities would receive, were it to liquidate all of its respective assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. Neither the Company nor any GeoPharma Entity intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Other than with regard to the GeoPharma Excluded Entities, neither the Company nor any GeoPharma Entity has any knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 4.27 sets forth as of the date thereof all outstanding secured and unsecured Indebtedness of the Company and each of the GeoPharma Entities, or for which any GeoPharma Entity or Affiliate has commitments. No GeoPharma Entity is in default with respect to any Indebtedness.

Section 4.28 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, each GeoPharma Entity has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and no GeoPharma Entity has any knowledge of a tax deficiency which has been asserted or threatened against any GeoPharma Entity.

Section 4.29 No General Solicitation. Neither the Company nor any of the GeoPharma Entities nor any person acting on behalf of the Company or any of such GeoPharma Entities has offered or sold any of the Purchased Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Investor and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

Section 4.30 Foreign Corrupt Practices. No GeoPharma Entity, nor to the knowledge of the GeoPharma Entities, any agent or other person acting on behalf of the GeoPharma Entities, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by any GeoPharma Entity (or made by any person acting on its behalf of which any GeoPharma Entity is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Section 4.31 Accountants. The Company’s accounting firm is set forth on Schedule 4.31 of the Disclosure Schedule. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the Financial Statements to be included in the Company’s Annual Report on Form 10-KSB for the year ending March 31, 2008.

Section 4.32 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company or any GeoPharma Entity to arise, between the Company or such GeoPharma Entity and the accountants and lawyers formerly or presently employed by the Company or such GeoPharma Entity which could affect the Company’s or such GeoPharma Entity’s ability to perform any of its obligations under any of the Transaction Documents, and the Company and each GeoPharma Entity is current with respect to any fees owed to its accountants and lawyers.

Section 4.33 Acknowledgment Regarding Investor’s Purchase of Securities. The Company and each GeoPharma Entity acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company and each GeoPharma Entity further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company or any such GeoPharma Entity (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investor’s purchase of the Purchased Securities. The Company and each GeoPharma Entity further represents to the Investor that the Company’s (and such GeoPharma Entity’s) decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company (and each GeoPharma Entity) and its representatives.

Section 4.34 Trading in Company Common Stock. Except as otherwise provided in Section 5.6 below, it is understood and acknowledged by the Company and each GeoPharma Entity (i) that the Investor has not been asked by the Company or any such GeoPharma Entity to agree, nor has the Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Purchased Securities for any specified term; (ii) that past or future open market or other transactions by the Investor, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly traded securities; (iii) that the Investor, and counter-parties in “derivative” transactions to which the Investor is or was a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that the Investor shall not be deemed to have any affiliation with or control over any arm’s-length counter-party in any “derivative” transaction. The Company and each GeoPharma Entity further understands and acknowledges that, (a) the Investor may engage in hedging activities at various times during the period that the Purchased Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares deliverable with respect to the Notes are being determined and (b) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company and each GeoPharma Entity acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

Section 4.35 Regulation M Compliance. Neither the Company nor any other GeoPharma Entity has, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchased Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Purchased Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any other GeoPharma Entity.

Section 4.36 FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any other GeoPharma Entity, such product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the knowledge of the Company or any other GeoPharma Entity, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any other GeoPharma Entity, and neither the Company nor any other GeoPharma Entity has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any product, (iii) imposes a clinical hold on any clinical investigation by the Company or any GeoPharma Entity, (iv) enjoins production at any facility of the Company or any GeoPharma Entity, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any GeoPharma Entity, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any GeoPharma Entity, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company each other GeoPharma Entity has been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. Neither the Company nor any other GeoPharma Entity has been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company or any other GeoPharma Entity, nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company or any other GeoPharma Entity.

Section 4.37 Form S-3 Eligibility. The Company is eligible to register the resale of the Securities for resale by the Investor on Form S-3 promulgated under the Securities Act.

Section 4.38 Employee Benefit Plans.

(a) Except as set forth in the Schedule of Exceptions, (i) neither the Company nor any other GeoPharma Entity maintains or contributes to or has any obligation to contribute to, or have any direct or indirect liability, whether contingent or otherwise, with respect to any plan, program, agreement, arrangement or commitment which is an employment, consulting or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit-sharing, savings, retirement, stock option, stock purchase, severance pay, life, health, disability or accident insurance plan, or vacation, or other employee benefit plan, program, arrangement, agreement or commitment, whether or not subject to ERISA (as defined below) (including any funding mechanism now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether oral or written (individually a “Plan,” and collectively, the “Plans”); and (ii) neither the Company nor any other GeoPharma Entity nor any person who would be considered a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code (as defined below) maintains or contributes to, or has had during the preceding six years maintained or contributed to, or has had during such period the obligation to maintain or contribute, or may have any liability with respect to, any Plan subject to Title IV of ERISA or Section 412 of the Code or any “multiple employer plan” within the meaning of the Code or ERISA. No Plan is (i) a nonqualified deferred compensation retirement plan, contract or arrangement; (ii) a qualified defined contribution plan (as defined in Section 3(34) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 414(i) of the Internal Revenue Code of 1986, as amended (the “Code”)); (iii) a qualified defined benefit plan (as defined in Section 3(35) of ERISA or Section 414(j) of the Code); or (iv) an employee welfare benefit plan (as defined in Section 3(1) of ERISA).

(b) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all employee benefit plans (as defined in Section 3(3) of ERISA), which any GeoPharma Entity maintains or to which it contributes, comply in all material respects with the requirements of ERISA and the Code. With respect to the Plans, (i) all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year; (ii) there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) and (iii) no event has occurred in connection with which any GeoPharma Entity or any Plan could be subject to any material liability under ERISA, the Code or otherwise.

(c) Neither the Company nor any other GeoPharma Entity contributes (and has not ever contributed or had any obligation to contribute) to any multi-employer plan, as defined in Section 3(37) of ERISA. No GeoPharma Entity has any actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from a multi-employer plan. Neither the Company nor any other GeoPharma Entity has any actual or potential liability for death or medical benefits after separation from employment, other than (i) death benefits under the employee benefit plans or programs (whether or not subject to ERISA) set forth in the Schedule of Exceptions and (ii) health care continuation benefits described in Section 4980B of the Code.

(d) To the knowledge of the Company and the GeoPharma Entities, neither the Company nor any other GeoPharma Entity nor any of its directors, officers, employees or other “fiduciaries,” as such term is defined in Section 3(21) of ERISA, has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the Plans which would subject the Company or any GeoPharma Entity or any of its respective directors, officers or employees to any liability under ERISA or any applicable law.

(e) Neither the Company nor any other GeoPharma Entity has incurred any liability for any tax or civil penalty or any disqualification of any employee benefit plan (as defined in Section 3(3) of ERISA) imposed by Sections 4980B and 4975 of the Code and Part 6 of Title I and Section 502(i) of ERISA.

Section 4.39 Product Liability Claims. All products manufactured, distributed or sold by or on behalf of the Company or any other GeoPharma Entity were merchantable, free from defects in design, specifications, processing, manufacture, material or workmanship, and suitable for the purpose for which they were intended. Neither the Company nor any other GeoPharma Entity has incurred any uninsured or insured Product Liability, or received a claim based upon alleged Product Liability, and no basis for any such claim exists. Neither the Company nor any other GeoPharma Entity has any liability or obligation with respect to any Product Liability, whether or not heretofore asserted, or product recall. The Company and each GeoPharma Entity has maintained complete and accurate complaint histories regarding the Company’s and such GeoPharma Entity’s products.

Section 4.40 Outstanding Borrowing. The Schedule of Exceptions sets forth the amount of all indebtedness of the Company and each GeoPharma Entity as of the date hereof, the liens that relate to such indebtedness and that encumber the Company and such GeoPharma Entity’s assets and the name of each lender thereof. No holder of indebtedness of the Company or any other GeoPharma Entity is entitled to any voting rights in any matters voted upon by the holders of the Common Stock.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company for itself as follows:

Section 5.1 Authorization. The Investor has full power and authority to enter into and perform under this Agreement in accordance with its terms. This Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by each the Investor, and is the valid and binding agreement of the Investor and is enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and to judicial limitations on the remedy of specific enforcement and other equitable remedies.

Section 5.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor’s representation to the Company, which by the Investor’s execution of this Agreement the Investor hereby confirms, that the Purchased Securities will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any third party to sell, transfer or grant participations to such third party or to any third person, with respect to any of the Purchased Securities.

Section 5.3 Reliance Upon Investor’s Representations; Restrictions on Resale. The Investor understands that none of the Notes or Conversion Shares have been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The Investor further understands that the Notes and the Conversion Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. The Investor also understands that any Conversion Shares will be issued without prior registration thereof under the Securities Act or applicable state securities laws in reliance upon Section 4(2) of the Securities Act and transactional exemptions from registration under applicable state securities laws based upon appropriate representations of the Investor. As such, the Conversion Shares will be subject to transfer restrictions similar to restrictions applicable to the Convertible Notes. The Investor understands (i) that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the SEC and (ii) that in any event the Investor may not sell any securities acquired hereunder pursuant to Rule 144 prior to the expiration of a one-year period (or such shorter period as the Commission may hereafter adopt) after the Investor has acquired such securities. The Investor understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

Section 5.4 Receipt of Information. The Investor represents that the Company has provided the Investor at a reasonable time prior to the execution of this Agreement sufficient opportunity to ask questions and receive answers from the Company’s management concerning the Company’s business, management and financial affairs and the terms and conditions of the offering of the Purchased Securities and the Conversion Shares and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Investor. The Investor has reviewed the representations concerning the Company contained in this Agreement. The foregoing, however, does not limit or modify the representations and warranties of the Company in this Agreement or the right of the Investor to rely thereon.

Section 5.5 Investment Experience. The Investor represents that it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Notes and the Conversion Shares. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Notes and Conversion Shares.

Section 5.6 Accredited Investor. The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D promulgated under the Act, as presently in effect.

Section 5.7 Legends. To the extent applicable, each certificate or other document evidencing any of the Purchased Securities shall be endorsed with the legends set forth below, and the Investor covenants that, except to the extent such restrictions are waived by the Company, the Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

The Company shall make a notation regarding the restrictions on transfer of the Conversion Shares or other Purchased Securities in its books and the Conversion Shares and other Purchased Securities shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the securities to be transferred or an opinion of counsel reasonably satisfactory to the Company that such registration is not required; provided, however, that (i) the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances and (ii) the Company will not require opinions of counsel for transfers to affiliated entities managed by the same manager or managing partner or management company, or managed by an entity controlling, controlled by or under common control with such manager, managing partner or management company so long as the transferor certifies in writing to the Company that the transferor is not receiving any consideration in connection with the transfer and so long as the transferee will be subject to the terms of these restrictions to the same extent as if such transferee were an original Investor hereunder.

Section 5.8 Trading in Company Common Stock. The Investor represents that it has not engaged in any purchases or sales of the Company’s Common Stock or any Short Sales or “derivative” transactions since January 1, 2009 and will not engage in any such transactions until after the later of (i) the filing of Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 with the SEC and (ii) the filing of a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and attaching the applicable Transaction Documents as exhibits thereto; provided that the Annual Report on Form 10-K shall be filed within the timeframe required by the rules and regulations of the SEC and that the Current Report on Form 8-K shall be filed no later than the fourth Trading Day following the Closing Date.

ARTICLE VI

COVENANTS

The Company covenants and agrees, on behalf of itself and each GeoPharma Entity, that for so long as any Notes remain outstanding:

Section 6.1 SEC Reports and Other Company Updates. The Company shall furnish to the Investor:

(a) promptly after filing with the SEC, all SEC Reports filed by the GeoPharma Entities, which SEC Reports shall be filed on a timely basis; provided, however, that such SEC Reports shall be deemed to be filed on a timely basis if the Company has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of such extension. Such SEC Reports shall comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b) promptly after the preparation thereof, any annual or quarterly Financial Statements or reports of the GeoPharma Entities to the extent such Financial Statements are not included or otherwise incorporated into such SEC Reports,

(c) promptly after receipt by the Company of notice thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries that could have a Material Adverse Effect; and

(d) promptly, from time to time, such other information regarding the business, financial condition, operations, property or affairs of the Company and its subsidiaries as the Investor may reasonably request.

Section 6.2 Inspection, Consultation and Advice. The GeoPharma Entities shall permit the Investor and such persons as the Investor may designate, at the Investor’s expense, upon reasonable notice and at such times as the Investor may reasonably request to visit and inspect any of the properties of the Company, examine its books and records (including without limitation product complaint histories and related information) and take copies and extracts therefrom, discuss the affairs (including, without limitation, operations and relations with suppliers), finances and accounts of the Company with its officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with the Investor and any such designees such affairs, finances and accounts), and consult with the management of the Company as to such affairs, finances and accounts of the Company and its subsidiaries, all at reasonable times and upon reasonable notice.

Section 6.3 Transactions with Affiliates. Except for transactions contemplated by this Agreement or as otherwise approved by a majority of the disinterested directors on the Company’s Board of Directors, the Company shall not enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of the Company, any member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person’s employment or service as a director of the Company. Except as specifically disclosed on Schedule 6.3 attached hereto, the Company shall not use any proceeds of Purchased Securities to make distributions or loans to any shareholders of the Company or repay existing indebtedness for borrowed money obligations.

Section 6.4 Conditions to Closing. The Company shall use best efforts to cause the conditions set forth in Article 8 to be satisfied with respect to the Closing as soon as practicable.

Section 6.5 Reserve for Shares. The Company shall at all times reserve and keep available such number of its duly authorized but unissued shares of Common Stock as is necessary to comply with the terms of this Agreement and the Convertible Notes and Conversion Shares. The Company shall at all times reserve and keep available out of its duly authorized but unissued shares of Common Stock such number of its duly authorized shares of Common Stock as is necessary to comply with the terms of this Agreement, the Articles of Incorporation, as amended, and the Conversion Shares. If at any time the number of shares of authorized but unissued Common Stock are not sufficient to comply with the terms of this Agreement, the Convertible Notes, and the Conversion Shares, the Company will promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock as are sufficient for such purpose. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable securities laws in connection with the issuance of any shares issued by it in order to comply with the terms of this Agreement, the Convertible Notes, and the Conversion Shares.

Section 6.6 Compliance with Law. The Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, the failure to comply with which would have a Material Adverse Effect.

Section 6.7 Board of Directors Meetings. The Company shall use its best efforts to ensure that meetings of its Board of Directors are held at least four (4) times each year and at least once each quarter.

Section 6.8 Use of Proceeds. The Company shall use the cash proceeds of the Purchased Securities for the Company’s working capital needs and such other purposes as specified in Section 2.4 above and, except as provided in Section 2.4, shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

Section 6.9 Certain Actions Requiring Investor Approval. The Company shall not, without a vote or the written consent of the Investor, for so long as any of the Notes or any of the Purchased Securities remain outstanding:

(a) reduce the strike price of any warrant, option or other security convertible into the Company’s Common Stock;

(b) apply any of any GeoPharma Entity’s assets to the redemption, retirement, purchase or acquisition of, or dividends on, any shares of any class of equity or preferred security of the Company;

(c) issue any equity securities of any Subsidiary or Affiliate of the Company;

(d) pay any dividends on the Company’s Common Stock;

(e) redeem any series of the Company’s preferred stock (or any preferred stock of any other GeoPharma Entity) using cash or shares prior to the stated maturity of such preferred stock; or

(f) change the interest rate, conversion price, conversion ratio, stated principal amount, maturity date, method of interest payment, or any other economic term of any series of preferred stock of the Company or any other GeoPharma Entity.

Section 6.10 Subsidiaries. The Company will not, nor will it permit any other GeoPharma Entity to, form or acquire any person which would thereby become a Subsidiary or Affiliate of the Company except for any such formation or acquisition to which the Investor has given its written consent and except to the extent such person is or, in the case of a formed person, will be, engaged in the businesses engaged in by the Company or any other GeoPharma Entity and immediately after such formation or acquisition (i) the equity interests of the acquired or formed person are pledged to the Investor, and (ii) such person enters into documents requested by the Investor to provide that such person shall be obligated to repay the Notes and other amounts payable under the Transaction Documents, and to grant to the Investor a first priority security interest (and to perfect such interest) subject to no other Liens, in the assets of such person.

Section 6.11 Participation in Future Financings.

(a) From the date hereof until the date that the Notes are no longer outstanding, and subject to the rights granted to the purchasers pursuant to Section 4.13 of that certain Securities Purchase Agreement, dated as of March 5, 2004 (the “Midsummer Purchase Agreement”), the Company will not, directly or indirectly (whether through its Subsidiaries, Affiliates or otherwise), offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ Common Stock or Common Stock Equivalents, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

(b) From the date hereof until the date that the Notes are no longer outstanding, the Company will not, directly or indirectly (whether through its Subsidiaries, Affiliates or otherwise), effect any Subsequent Placement, unless the Company shall have first complied with Section 4.13 of the Midsummer Purchase Agreement and the requirements of this Section 6.11(b):

(i) The Company shall deliver to the Investor a written notice (the “Offer”) of any proposed or intended issuance or sale or exchange of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with each Investor the full amount of such Offered Securities upon the same price and other terms and conditions upon which they are to be issued, sold or exchanged.

(ii) To accept an Offer, the Investor must deliver a written notice to the Company prior to the end of the five (5) Business Day period of the Offer, setting forth the Investor’s election to purchase the Offered Securities (the “Notice of Acceptance”). If the Investor does not deliver such a written notice by the end of such five (5) Business Day period, then Investor shall be deemed to have rejected the Offer.

(iii) The Company shall have at least ten (10) Business Days from the expiration of the period set forth in Section 6.11(b)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of

Acceptance has not been given by the Investor (the “Refused Securities”), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, number and price of shares, unit prices and interest rates, as applicable), taken as a whole, that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.

(iv) Upon the closing of the issuance, sale or exchange of the Offered Securities, the Investor shall acquire from the Company, and the Company shall issue to the Investor, the number or amount of Offered Securities specified in the Notice of Acceptance upon the terms and conditions specified in the Offer. The purchase by the Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investor, the Company and their respective counsel. Notwithstanding anything to the contrary contained in this Agreement, if the Company does not consummate the closing of the issuance, sale or exchange of the Refused Securities within ten (10) Business Days of the expiration of the period set forth in Section 6.11(b)(ii) or if the terms of the Offer or the amount of the Offered Securities shall change prior to such closing, the Company shall provide the Investor with a second Offer setting forth the new terms of the Offered Securities, and the Investor shall have the same rights of participation with respect to such revised Offer as set forth in this Section 6.11(b).

(v) The Company and the Investor agree that if the Investor elects to participate in the Offer, (x) neither the agreement regarding the Subsequent Placement (the “Subsequent Placement Agreement”) with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby the Investor shall be required to agree to any restrictions in trading as to any securities of the Company owned by the Investor prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement entered into in connection herewith.

(vi) Notwithstanding anything to the contrary in this Section 6.11 and unless otherwise agreed to by Investor, the Company shall either confirm in writing to the Investor that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Investor will not be in possession of material non-public information, by the 19th Business Day following delivery of the Offer. If by the 19th Business Day following delivery of the Offer no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Investor, such transaction shall be deemed to have been abandoned and the Investor shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the

Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide the Investor with another Offer and the Investor will again have the right of participation set forth in this Section 6.11. The Company shall not be permitted to deliver more than one such Offer to the Investor in any sixty (60) day period.

(vii) Any Offered Securities not acquired by the Investor or other Persons in accordance with this Section 6.11(b) above may not be issued, sold or exchanged until they are again offered to the Investor under the procedures specified in this Agreement.

(c) Notwithstanding anything in this Agreement to the contrary, the restrictions contained in paragraph (b) of this Section 6.11 shall not apply to the issuance of Common Stock (A) pursuant to any Exempt Issuance (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule) or otherwise pursuant to any employee benefit plan described in Section 4.38 above or hereafter adopted by the Company and approved by its shareholders, (B) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter (excluding any equity lines) in an aggregate offering amount greater than $15,000,000, or (C) in connection with a bona fide joint venture, acquisition, merger, strategic partnership, or strategic alliance the primary purpose of which is not to raise cash.

Section 6.12 Transfer Restrictions.

(a) The Conversion Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Conversion Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Investor or in connection with a pledge as contemplated in Section 6.12(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Conversion Shares under the Securities Act. As a condition of transfer of Conversion Shares other than pursuant to an effective registration statement or Rule 144, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement and the Registration Rights Agreement.

(b) The Investor agrees to the imprinting, so long as is required by this Section 6.12, of a legend on any of the Conversion Shares in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933,

AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Conversion Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, the Investor may transfer pledged or secured Conversion Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company, and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Conversion Shares may reasonably request in connection with a pledge or transfer of the Conversion Shares, including, if the Conversion Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Shareholders thereunder.

(c) Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth in Section 6.12(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Conversion Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company (or its counsel) shall have issued a legal opinion to its transfer agent (if required by the transfer agent) to effect the removal of the legend hereunder. If all or any portion of a Note is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Conversion Shares, or if such Conversion Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Conversion Shares shall be issued free of all legends. The Company agrees that following the effective date of the Registration Statement or at such time as such legend is no longer required under this Section 6.12(c), it will, no later than seven Trading Days following the delivery by the Investor to the Company or the Transfer Agent of a certificate representing Conversion Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Investor a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Conversion Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System.

(d) In addition to the Investor’s other available remedies, the Company shall pay to the Investor, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Shares (based on the VWAP of the Common Stock on the date such Conversion Shares are submitted to the transfer agent) delivered for removal of the restrictive legend and subject to Section 6.12(c), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day after the second Trading Day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit the Investor’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Conversion Shares as required by the Transaction Documents, and the Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) The Investor agrees that the removal of the restrictive legend from certificates representing Conversion Shares as set forth in this Section 6.12 is predicated upon the Company’s reliance that the Investor will sell any Conversion Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Conversion Shares are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

Section 6.13 Securities Law Disclosure; Publicity. The Company shall, by 12:00 p.m. (New York City time) on the fourth Trading Day following the Closing Date (or such shorter time period as shall be required by Form 8-K or otherwise agreed to by the parties), issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and attaching the applicable Transaction Documents as exhibits thereto. The Company and the Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Investor, or without the prior consent of the Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not include the name of the Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Investor, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investor with prior notice of such disclosure permitted under this clause (ii).

Section 6.14 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the offering described herein as required under Regulation D and to provide a copy thereof, promptly upon request of the Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Notes and Conversion Shares for, sale to the Investor at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Investor.

Section 6.15 Reservation and Listing of Shares; Shareholder Approval.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents (including any and all Conversion Shares as shall be issuable under the Second Amended and Restated Notes or any other Subsequent Notes or other securities convertible into shares of Common Stock hereunder).

(b) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Investor evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market; provided that such listing shall include any additional shares that may be issuable under the Note as a result of any adjustments to the Conversion Price that would affect the number of Conversion Shares issuable to the Investor.

(c) The Company shall use its best efforts to obtain Shareholder Approval at its next Annual Meeting of Shareholders if Shareholder Approval is required by the terms of this Agreement or the other Transaction Documents or the Trading Market on which the Company’s Common Stock is then traded. The proxy for such Annual Meeting shall contain the recommendation of the Company’s Board of Directors that such proposal be approved. The Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.

Section 6.16 Limitation on Indebtedness. Except as otherwise provided in Section 9.2 below, (a) none of the GeoPharma Entities shall incur, create, issue, assume or suffer to exist any

Indebtedness, except (i) any obligations arising under this Agreement, (ii) Indebtedness existing on the date of this Agreement and disclosed on Schedule 4.40 hereto, but not including any extension or refinancing thereof, (iii) Indebtedness secured by Liens permitted under this Agreement (which shall include purchase money security interests) and (iv) other Indebtedness expressly consented to in writing by the Investor prior to the incurrence of such Indebtedness and (b) Total Debt shall not exceed $30,000,000.00.

Section 6.17 [Reserved].

Section 6.18 Effectiveness of Form S-3 Registration Statement; Registration of Additional Shares. The Company shall ensure that the shares of Common Stock registered pursuant to that certain Form S-3 Registration Statement (File No. 333-142369) remain registered and freely tradable. The Company shall also file any additional Form S-3 registration statement with the SEC not later than ninety (90) days after seeking a request from the Investor, which registration statement shall register such additional shares of Common Stock as shall be issuable upon conversion of the Notes or payable as interest or Make-Whole Amounts on the Notes (or conversions thereunder). The Company shall register as many shares of Common Stock as shall be permitted by the SEC upon the filing of such additional Form S-3 registration statement; provided, however, that the Company shall not be required to register more than the maximum number of Conversion Shares issuable pursuant to the terms of the Transaction Documents.

Section 6.19 Limitations on Conversion Price. The Conversion Price is not, and shall not be at any time while any of the Purchased Securities remain outstanding, higher than the exercise or strike price of any of the Company’s outstanding Convertible Securities. To the extent that any Convertible Security is issued with an exercise price lower than the then-current Conversion Price, the Conversion Price shall be immediately adjusted in the manner specified in the Second Amended and Restated Notes.

Section 6.20 Restrictions on Intercompany Loans or Other Distributions. No GeoPharma Entity may transfer cash or loan money (or other similar obligations) to any of its Subsidiaries or Affiliates, except for (i) any cash raised in connection with equity financings by such GeoPharma Entity or its Subsidiaries or Affiliates; provided, however, that such GeoPharma Entity shall have provided notice to the Investor of the terms of such equity financing; and (ii) intercompany loans or other transfers in an aggregate amount not to exceed $2,000,000 (whether in one transaction or a series of transactions) to any consolidated Subsidiary of such GeoPharma Entity for so long as any of the Notes remain outstanding; provided, however, that neither the Company nor any other GeoPharma Entity may transfer cash or cash equivalents or loan money to (or create any other monetary obligations of) any Subsidiary that is not a consolidated Subsidiary of the Company or the applicable GeoPharma Entity.

Section 6.21 Limitations on Acquisitions. After the date hereof and for so long as any of the Purchased Securities remain outstanding, neither the Company nor any of the GeoPharma Entities may purchase, acquire, dispose of or otherwise engage in the acquisition or disposition of any other companies or entities, whether by merger, acquisition, consolidation, combination or otherwise, without the prior written consent of the Investor, which consent shall not be unreasonably withheld.

Section 6.22 Effect of Failure to File SEC Reports. If the Company (or, as applicable, any other GeoPharma Entity) fails to file any SEC Reports on a timely basis (or receive a valid extension of such time for filing and subsequently file any such SEC Reports prior to the expiration of any such extension), the Investor shall be entitled to receive a 1% penalty per month (or portion thereof) for which such SEC Reports are not timely filed.

ARTICLE VII

CONDITIONS TO OBLIGATION OF THE COMPANY

The obligation of the Company to sell Purchased Securities to the Investor at the Closing is subject to the satisfaction, on or before the Closing, of the conditions set forth in this Article 7.

Section 7.1 Representations and Warranties. The representations and warranties contained in Article 5 shall be true, complete and correct as of the date hereof and, as of the Closing Date as though such representations and warranties had been made on and as of such date.

Section 7.2 Performance. The Investor shall have performed and complied in all material respects with all agreements contained herein, and in the agreements, documents and instruments contemplated hereby which are required to be performed or complied with by them prior to or at the date of the Closing.

Section 7.3 Required Consents. The Company shall have obtained the written consent or approval of each person whose consent or approval is required in connection with this Agreement.

Section 7.4 Litigation. No suit, action or other proceeding shall be pending or, to the knowledge of Company or any other GeoPharma Entity, threatened by any third party or by or before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or other proceeding shall be pending or, to the knowledge of the Company, threatened.

Section 7.5 Legislation. No statute, rule, regulation, order, or interpretation shall have been enacted, entered or deemed applicable by any domestic or foreign government or governmental or administrative agency or court which would make the transactions contemplated by this Agreement illegal.

ARTICLE VIII

CONDITIONS TO THE OBLIGATIONS OF INVESTOR

The obligation of the Investor to purchase the Purchased Securities at the Closing is subject to the satisfaction, on or before the Closing, of the conditions set forth in this Article 7.

Section 8.1 Representations and Warranties. The representations and warranties contained in Article 4 shall be true, complete and correct as of the date hereof and, as of the Closing Date (as though such representations and warranties had been made on and as of such date), and the Chief Executive Officer and Chief Financial Officer of the Company shall have certified to such effect to the Investor in writing.

Section 8.2 Performance. The Company and each other GeoPharma Entity shall have performed and complied in all material respects with all agreements contained herein, and in the agreements, documents and instruments contemplated hereby which are required to be performed or complied with by it prior to or at the date of the Closing, and the Chief Executive Officer and Chief Financial Officer of the Company shall have certified to the Investor in writing to such effect and to the further effect that all of the conditions set forth in this Article 8 have been satisfied.

Section 8.3 All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company or other GeoPharma Entity in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and their counsel, and the Investor and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

Section 8.4 Supporting Documents.

(a) The Company shall have delivered to the Investor an opinion of counsel in form and content reasonably satisfactory to the Investor, or reaffirmation or reliance letter regarding an opinion previously delivered to the Investor.

(b) The Investor and their counsel shall have received copies of the following documents:

(i) executed Voting Agreements from Jugal K. Taneja and such other officers and directors as shall constitute not less than 20% of the Company’s outstanding shares of Common Stock, which Voting Agreements shall specify that such persons shall vote in favor of any required increases in the Company’s authorized capital stock if any such increases in the Company’s authorized capital stock shall be required to be submitted to the Company’s shareholders in order to permit the Investor to have sufficient outstanding shares of the Company’s Common Stock into which to convert all or any portion of its outstanding Notes;

(ii) a certificate of the Secretary of State of the state of incorporation of the Company and each of its Affiliates dated as of a date within three days prior to the Closing Date as to the corporate existence of the Company and each of its Affiliates and listing all documents of the Company and each of its Affiliates on file with such Secretary of State;

(iii) a certificate of the Secretary of the Company dated the Closing Date and certifying: (A) the Company’s and each GeoPharma Entity’s then-current Articles of Incorporation and Bylaws; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company (and, as applicable, any other GeoPharma Entity) authorizing the execution, delivery and performance of this Agreement and the Transaction Documents, and the issuance, sale and delivery of the Purchased Securities and the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement and the Transaction Documents; and (C) to the incumbency and specimen signature of each officer of the Company and, as applicable, any other GeoPharma Entity executing this Agreement, the Transaction Documents, and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company and, as applicable, any other GeoPharma Entity as to the incumbency and signature of the officer signing the certificate referred to in this subsection (ii);

(iv) such documents as shall be required to be delivered by the Company pursuant to Section 3.2 above; and

(v) such additional supporting documents and other information with respect to the operations and affairs of the Company and each other GeoPharma Entity as the Investor or the Investor’s counsel reasonably may request.

Section 8.5 Required Consents. The Company shall have obtained the written consent or approval, in form and substance reasonably satisfactory to the Investor, of each person whose consent or approval is required in connection with this Agreement.

Section 8.6 Litigation. No suit, action or other proceeding shall be pending or, to the knowledge of the Company or any other GeoPharma Entity, threatened by any third party or by or before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or other proceeding shall be pending or, to the knowledge of Company or any other GeoPharma Entity, threatened.

Section 8.7 Legislation. No statute, rule, regulation, order, or interpretation shall have been enacted, entered or deemed applicable by any domestic or foreign government or governmental or administrative agency or court which would make the transactions contemplated by this Agreement illegal.

Section 8.8 No Material Adverse Changes. Since the date of this Agreement, no events shall have occurred or circumstances arisen which are reasonably expected, individually or in the aggregate, to have or result in a Material Adverse Effect upon the Company (including its Subsidiaries and Affiliates). The Company shall fully cooperate as reasonably requested by the Investor to enable the Investor to determine that this condition has been satisfied.

Section 8.9 Liens. There shall exist as of the Closing no Liens, other than Permitted Liens, on any assets or properties of the Company.

Section 8.10 Transaction Documents. The Company (and, as applicable, each GeoPharma Entity) and the Investor shall have executed and delivered each of the Transaction Documents to which it is a party. Each such document or agreement shall constitute the valid and binding obligation of such party, enforceable against such party in accordance with its terms.

Section 8.11 Prior Preemptive Rights. All of the Company’s (and any other GeoPharma Entity’s) obligations regarding pre-emptive or first refusal rights with respect to the issuance of its securities shall have been terminated in their entirety or duly waived pursuant to a written instrument in form and content satisfactory to the Investor and the Investor’s counsel with respect to (a) the issuance of the Purchased Securities and (b) the issuance of the Conversion Shares.

Section 8.12 No Default. Since the date hereof, no default (or event which, with the passage of time and/or the giving of notice, would constitute a default) of the Company or any other GeoPharma Entity shall have occurred under this Agreement or any of the Transaction Documents.

ARTICLE IX

ADDITIONAL AGREEMENTS

Section 9.1 Transfer of Real Property.

(a) Notwithstanding anything to the contrary in this Agreement or any of the Transaction Documents, the Company may, at any time prior to December 15, 2009, either (i) sell the Real Property for cash in an amount not less than $2,500,000 or (ii) raise at least $5,000,000 in cash through the sale of the Company’s Common Stock, in each case without having to seek the prior written consent of Investor or to provide Investor with a right of first refusal to purchase the Real Property or Common Stock, as the case may be, and without having to further adjust the Conversion Price of the Notes; provided, however, that the Company shall not sell the Real Property or Common Stock, as the case may be, at a price less than the current market value of the Real Property (as determined by an appraisal of the Real Property) or Common Stock (as determined by the market price of the Company’s Common Stock on the Trading Market), as applicable; provided further, that at least $1,000,000 of the sales proceeds from such sale be immediately applied to repay $3,220,688.31 of the principal amount of the $10,000,000 Convertible Note, in which event, upon the closing of such sale, Investor shall release all liens on the Real Property, including the Mortgage (if the Real Property is the subject of such sale), so long as the repurchase is completed by the Company and the portion of the Convertible Note so repurchased by the Company is canceled upon repurchase. Notwithstanding the foregoing, prior to applying the foregoing proceeds to Investor’s $10,000,000 Convertible Note in the manner described above, the Company shall provide not less than forty-eight (48) hours notice to Investor, and Investor, prior to the expiration of such 48-hour period, instead shall have the option to convert its $10,000,000 Convertible Notes (or the applicable portion thereof) into shares of the Company’s Common Stock.

(b) If the Company has not repaid a portion of the $10,000,000 Note as contemplated in Section 9.1(a) above prior to December 15, 2009, then, on December 15, 2009, the Company shall enter into a deed-in-lieu of foreclosure agreement and such other documents as shall be reasonably requested by Investor in connection therewith, duly executed by the Company and any other party thereto, as shall be required to transfer of the Real Property to Investor. Such transaction shall require the satisfaction of all other conditions specified by Investor in connection with the deed-in-lieu of foreclosure agreement, all in form and substance reasonably satisfactory to Investor. If the Company is able to satisfy such conditions on or prior to December 15, 2009, the outstanding principal of the Notes shall be reduced by $2,500,000 in connection with the transfer of the Real Property in connection with the deed-in-lieu of foreclosure agreement and such other documents as shall be required in connection with the transfer of the Real Property; provided that the $2,500,000 reduction in the outstanding principal of the Notes shall relate to the $10,000,000 Second Amended and Restated Notes issuable hereunder. (For the avoidance of doubt, the Notes provide for (i) a conversion price of $0.75 with respect to the $5,000,000 Second Amended and Restated Note issuable hereunder and (ii) a conversion price of $1.50 with respect to the $10,000,000 Second Amended and Restated Note issuable hereunder (plus, in each case, any Accreted Principal under the Notes); the $2,500,000 reduction in the principal balance of the Notes arising from the completion of the transfer of the Real Property to Investor shall relate to the $10,000,000 Second Amended and Restated Note issuable hereunder.) If the Real Property is not transferred by December 15, 2009, such failure shall constitute an Event of Default under the Second Amended and Restated Notes, and all principal and interest thereon shall be immediately due and payable.

(c) Investor shall have the option, at its sole discretion, to sell the Real Property back to the Company at any time prior to the expiration of the Lease on the Real Property in exchange for an additional $2,500,000 of the $10,000,000 Second Amended and Restated Notes. Such Notes shall have a conversion price of $1.50.

(d) Notwithstanding the provisions of Section 9.1(b) above, the Company also has the option, at its sole discretion, to repurchase the Real Property on or prior to October 31, 2013, for $2,500,000 plus an annual Accreted Principal Amount (as such term is defined in the Second Amended and Restated Notes) equal to the Consumer Price Index; provided, that the Consumer Price Index shall be calculated based on the difference between the Consumer Price Index as of June 2009 and the Consumer Price Index as of the month of repurchase of the Real Property from Investor (or the prior month if the Consumer Price Index is not yet available for such month); provided, further, that the Consumer Price Index calculated pursuant to the preceding clause shall be the lesser of (i) the percentage calculated pursuant the preceding clause and (ii) 5%. The Accreted Principal will begin to accrue as of January 1, 2010.

(e) Notwithstanding the foregoing, if the Company shall have sold the Real Property to Investor pursuant to Section 9.1(b), Investor shall have the right to sell the Real Property to any third party at any time in its sole discretion; provided, however, that the Company shall have a ninety (90) day right of first refusal to repurchase the Real Property prior to such third-party sale, with the 90-day period beginning on the date Investor delivers a written notice of the proposed sale, including the terms of the third-party offer and the proposed third-party buyer; and provided further, that the Investor shall have the right to repurchase the Real Estate from Investor at the lesser of (i) such third-party offer or (ii) $2,500,000.

Section 9.2 Additional Working Capital. The Company shall attempt to arrange a working capital loan secured by the Company’s receivables and inventory. If the Company is able to arrange such a working capital loan or line of credit, Investor will agree to subordinate its existing liens and security interests on the Company’s receivables and inventory on a dollar-for-dollar basis up to $2,000,000; provided that the working capital lender and Investor can agree upon the terms of a subordination agreement in form and substance reasonably satisfactory to Investor. In addition, for every $1,000,000 of Notes that are paid off by the Company or otherwise converted into equity by the Investor, the Company shall be permitted to incur an additional $500,000 of additional working capital.

Section 9.3 Exchange of Debt for Equity. The Company agrees to exchange (the “Exchange”) up to $250,000 of principal of the Second Amended and Restated Notes per month into the Company’s Common Stock upon receipt of an exchange notice (the “Exchange Notice”) from Investor requesting such an exchange of Notes into Common Stock based on the closing price of the Common Stock on the Trading Market on the day prior to the receipt of the Exchange Notice from the Investor. Investor shall have the right to submit up to three (3) Exchange Notices each month, with each Exchange Notice covering not less than $50,000 of the Notes. Any amounts converted into Common Stock pursuant to the Exchange shall reduce the amount of the Partial Balloon Payment (as defined in the Second Amended and Restated Notes) due by the Company to Investor on July 1, 2012 on a dollar-for-dollar basis in the manner described in the Second Amended and Restated Notes.

ARTICLE X

INDEMNIFICATION

Section 10.1 Indemnification of Investor. The Company shall indemnify, defend and hold harmless the Investor and their respective subsidiaries, officers, directors and stockholders from and against and in respect of any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable legal fees and disbursements incurred in connection therewith and in seeking indemnification therefor, and any amounts or expenses required to be paid or incurred in connection with any action, suit, proceeding, claim, appeal, demand, assessment or judgment) (“Indemnifiable Losses”), resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement or any agreement, certificate contemplated by this Agreement or any agreement, certificate, or document executed and delivered by the Company pursuant hereto or in connection with any of the transactions contemplated by this Agreement.

Section 10.2 Indemnification of the Company. The Investor shall indemnify, defend and hold harmless the Company and each of its subsidiaries, officers, directors and stockholders from and against and in respect of any and all Indemnifiable Losses resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any breach of any representation, warranty, covenant or agreement by the Investor contained in this Agreement or any agreement, certificate or document executed and delivered by the Investor pursuant hereto or in connection with any of the transactions contemplated by this Agreement.

Section 10.3 Third-Party Claims. If a claim by a third party is made against an indemnified party and if the indemnified party intends to seek indemnity with respect thereto under this Article 9, such indemnified party shall promptly notify the indemnifying party of such claim; provided, however, that failure to give timely notice shall not affect the rights of the indemnified party so long as the failure to give timely notice does not adversely affect the indemnifying party’s ability to defend such claim against a third party. The indemnified party shall not settle such claim without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. If the indemnifying party acknowledges in writing its indemnity obligations for Indemnifiable Losses resulting therefrom, the indemnifying party may participate at its own cost and expense in the settlement or defense of any claim for which indemnification is sought.

Section 10.4 Cooperation as to Indemnified Liability. Each party hereto shall cooperate fully with the other parties with respect to access to books, records, or other documentation within such party’s control, if deemed reasonably necessary or appropriate by any party in the defense of any claim which may give rise to indemnification hereunder.

ARTICLE XI

TERMINATION AND DEFAULT

Section 11.1 Termination. The obligation of the parties hereto to consummate the remaining transactions contemplated hereby may be terminated and abandoned at any time at or before the Closing if any of the following events occurs:

(a) by and at the written option of the Investor or the Company if the Closing shall not have occurred on or before October 20, 2009, provided that the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have been the proximate cause of or resulted in, the failure to complete the Closing by such date; or

(b) by Investor if there shall have occurred any event that would constitute a Material Adverse Effect; or

(c) by the mutual written consent of each of the parties; or

(d) by and at the option of the Investor or the Company if any governmental authority shall have issued an order, decree, or ruling or taken any other action restraining, enjoining or otherwise prohibiting in any material respects the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and nonappealable.

Section 11.2 Effect.

(a) Upon termination of this Agreement, the Investor’s rights and obligations to purchase any Convertible Notes or Conversion Shares pursuant to Article 2 hereof shall terminate.

(b) Termination of this Agreement by a party shall not relieve any other party hereto of any liability for breach of any representation, warranty, covenant or agreement by such other parties, including liability for monetary damages and/or specific performance.

ARTICLE XII

OTHER PROVISIONS

Section 12.1 Further Assurances. At such time and from time to time on and after the date hereof upon request by the Investor, the Company (and any other GeoPharma Entity) will execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, certificates and assurances that may be reasonably required for the better conveying, transferring, assigning, delivering, assuring and confirming to the Investor, or to the Investor’s respective successors and assigns, all of the Conversion Shares or to otherwise carry out the purposes of this Agreement and the agreements, documents and instruments contemplated hereby.

Section 12.2 Complete Agreement. The Schedules and Exhibits to this Agreement shall be construed as an integral part of this Agreement to the same extent as if they had been set forth verbatim herein. This Agreement and the Schedules and Exhibits hereto constitute the entire agreement between the parties hereto with respect to the subject matters hereof and thereof and supersede all prior agreements whether written or oral relating hereto.

Section 12.3 Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the Closing and remain in full force and effect; provided, however, that the representations and warranties shall expire on the second anniversary of the date of the Closing hereunder. No independent investigation of the Company or any other GeoPharma Entity by the Investor, its counsel, or any of its agents or employees shall in any way limit or restrict the scope of the representations and warranties made by the Company or any other GeoPharma Entity in this Agreement.

Section 12.4 Consent, Waiver, Amendment, Etc. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as otherwise specifically provided herein, in each case in which approval of the Investor is required by the terms of this Agreement, such requirement shall be satisfied by a vote or the written consent of the Investor. With the written consent of the Investor, the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), and with the same approval the Company may amend or eliminate any of the provisions of this Agreement; provided, however, that no such waiver or amendment shall, without the written consent of the holders of all Purchased Securities at the time outstanding, amend this Section 12.4. Written notice of any such waiver, amendment, or consent shall be given to the record holders of the Purchased Securities who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 12.4.

Section 12.5 Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) to such party (or, in the case of any entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to the Investor to:

Whitebox Pharmaceutics Growth Fund, LLC

Suite 300

3033 Excelsior Boulevard

Minneapolis, MN 55416

Attn: Dale Willenbring

with a copy to:

Theodore C. Cadwell, Jr., Esq.

Dorsey & Whitney LLP

50 South 6th Street

Suite 1500

Minneapolis, Minnesota 55402

if to the Company to:

GeoPharma, Inc.

6950 Bryan Dairy Road

Largo, Florida 33777

Attn: Jugal K. Taneja and Carol Dore-Falcone

with a copy to:

Julio C. Esquivel, Esq.

Shumaker, Loop & Kendrick, LLP

101 East Kennedy Boulevard

Suite 2800

Tampa, Florida 33602-5151

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile) or on the day shown on the return receipt (if delivered by mail or delivery service).

Section 12.6 Public Announcement. In the event any party proposes to issue any press release or public announcement concerning any provisions of this Agreement or the transactions contemplated hereby, such party shall so advise the other parties hereto, and the parties shall thereafter use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued. No party will publicly disclose or divulge any provisions of this Agreement or the transactions contemplated hereby without the other parties’ written consent, except as may be required by applicable law (including applicable rules and regulations of the SEC) or stock exchange regulation, and except for communications to employees.

Section 12.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Minnesota. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Minnesota for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 12.8 Titles and Headings; Construction. The titles and headings to the Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

Section 12.9 Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 12.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument.

Section 12.11 Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders at the time of any of the Purchased Securities.

Section 12.12 Severability. If any provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

Section 12.13 Release. Except as otherwise provided in this Agreement, each of the Company and Investor hereby release each other from any and all liabilities, claims, demands and causes of action, either in law or in equity, known or unknown, liquidated or unliquidated, which have arisen or may arise out of or are in any way connected with the Original Note Purchase Agreement, the Original Note and the Transaction Documents arising prior to the date hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

GEOPHARMA, INC.
a Florida corporation

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has executed this Agreement to be effective as of the date first written above.

INVESTOR:

WHITEBOX PHARMACEUTICAL GROWTH FUND, LTD.

By:
Name:
Title:

Address:	Suite 300
3033 Excelsior Boulevard
Minneapolis, MN 55415

EXHIBIT A

FORM OF $5,000,000 SECOND AMENDED AND RESTATED

12% SECURED CONVERTIBLE PROMISSORY NOTE

(attached hereto)

A-1

EXHIBIT B

FORM OF $10,000,000 SECOND AMENDED AND RESTATED

12% SECURED CONVERTIBLE PROMISSORY NOTE

(attached hereto)

B-1

EXHIBIT C

FORM OF REAFFIRMATION OF SECURITY AGREEMENT

(attached hereto)

C-1

EXHIBIT D

FORM OF REAFFIRMATION OF PLEDGE AGREEMENT

(attached hereto)

D-1

EXHIBIT E

FORM OF REAFFIRMATION OF GUARANTY

(attached hereto)

E-1

EXHIBIT F

FORM OF VOTING AGREEMENT

(attached hereto)

F-1

Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A SECOND AMENDED AND RESTATED SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT, DATED AS OF OCTOBER 15, 2009, BY AND BETWEEN THE COMPANY AND THE INVESTOR REFERRED TO THEREIN (THE “NOTE PURCHASE AGREEMENT”), AND THE HOLDER OF THE NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL APPLICABLE PROVISIONS OF THE PURCHASE AGREEMENT. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO AN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF APRIL 24, 2008, BY AND BETWEEN THE COMPANY AND THE INVESTOR REFERRED TO THEREIN (THE “REGISTRATION RIGHTS AGREEMENT”) AND THE HOLDER OF THE NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL APPLICABLE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT.

THIS NOTE AMENDS AND RESTATES THAT CERTAIN 8% SECURED CONVERTIBLE PROMISSORY NOTE DATED APRIL 5, 2007, IN THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000 (THE “APRIL 2007 NOTE”), AND THAT CERTAIN 12% AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE DATED APRIL 24, 2008 IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,000,000 (THE “APRIL 2008 NOTE” AND TOGETHER WITH THE APRIL 2007 NOTE, THE “PRIOR NOTES”) ISSUED BY THE UNDERSIGNED TO THE ORDER OF WHITEBOX PHARMACEUTICAL GROWTH FUND, LTD. (THE “HOLDER”). IT IS EXPRESSLY INTENDED, UNDERSTOOD AND AGREED THAT THIS NOTE AND THE ACCOMPANYING $5,000,000 SECOND AMENDED AND RESTATED 12%

1

SECURED CONVERTIBLE PROMISSORY NOTE DATED OCTOBER 31, 2013 (COLLECTIVELY, THE “OCTOBER 2009 NOTES”) SHALL REPLACE THE PRIOR NOTES AS EVIDENCE OF SUCH INDEBTEDNESS OF THE UNDERSIGNED TO THE HOLDER, AND SUCH INDEBTEDNESS OF THE UNDERSIGNED TO THE HOLDER HERETOFORE REPRESENTED BY THE PRIOR NOTES, AS OF THE DATE HEREOF, SHALL BE CONSIDERED OUTSTANDING HEREUNDER FROM AND AFTER THE DATE HEREOF AND SHALL NOT BE CONSIDERED PAID (NOR SHALL THE UNDERSIGNED’S OBLIGATION TO PAY THE SAME BE CONSIDERED DISCHARGED OR SATISFIED) AS A RESULT OF THE ISSUANCE OF THE OCTOBER 2009 NOTES.

Original Issue Date: April 5, 2007

Conversion Price: $1.50, subject to adjustment as described herein

October 15, 2009	$10,000,000

SECOND AMENDED AND RESTATED

12% SECURED CONVERTIBLE PROMISSORY NOTE

DUE OCTOBER 31, 2013

FOR VALUE RECEIVED, GeoPharma, Inc., a Florida corporation with its principal place of business at 6950 Bryan Dairy Road, Largo, Florida 33777 (the “Company”), hereby promises to pay in lawful money of the United States to the order of Whitebox Pharmaceutical Growth Fund, Ltd. or its registered successors or assigns (the “Holder”), at the office of the Holder at 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416, or at such other place as the Holder may from time to time designate in writing:

(1) the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000) in cash on October 31, 2013 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder; provided, however, that (i) the principal amount due under this Note shall be increased by any Accreted Principal Amount due and payable hereunder, and (ii) the principal amount due under this Note shall be decreased by $2,500,000 if and to the extent that the Company’s headquarters building located at 6950 Bryan Dairy Road, Largo, Florida 33777, is sold to the Holder in the manner specified under Section 9.1 of the Purchase Agreement; and provided further, that notwithstanding the foregoing, the Company shall pay to Holder (i) $66,667 per month in cash commencing on January 1, 2010 (and the first day of each month thereafter) until the Maturity Date, which monthly amortization payments shall reduce the principal payable hereunder and (ii) the Partial Balloon Payment (as defined below) in cash on or prior to July 1, 2012; provided, however, that the Partial Balloon Payment may be reduced from time to time as a result of any Debt-for-Equity Exchanges (as defined below), any Conversion Amount and any prepayments of principal (including Accreted Principal) by the Company under the Notes after the date hereof.

2

(2) interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.

This Note is being issued in connection with that certain Second Amended and Restated Secured Convertible Note Purchase Agreement, dated as of October 15, 2009, by and between the Company and the Holder (the “Purchase Agreement”). This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Accreted Principal” means the amount of interest payable on each Interest Payment Date by adding such accrued interest to the principal amount of the Note.

“Accreted Principal Amount” means, at any time, the outstanding principal amount of this Note, including all accretion amounts added thereto through such date, in each case computed on the basis of a 365-day year and the actual number of days elapsed in any year.

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; provided, however, that this clause (a) shall not apply to any such case or proceeding against the GeoPharma Excluded Entities; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

3

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

“BOSS Subsidiaries” shall mean Dynamic Health Products, inc. and its subsidiaries, including Online Meds Rx., Inc., Herbal Health Products, Inc., Dynamic Marketing I, Inc., Pharma Labs Rx., Inc. and Bob O’Leary Health Food Distributor Co., Inc.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change in Control Date” shall mean the date on which a Change of Control Transaction shall occur.

“Change in Control Optional Redemption” shall have the meaning set forth in Section 6(a).

“Change in Control Put” shall have the meaning set forth in Section 6(a).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Holder or its affiliates, of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company (other than by means of conversion or exercise of the Notes and the Securities issued together with the Notes), or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a three-year period of more than one-half of the members of the Company’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

4

“Common Stock” means the common stock, par value $.01 per share, of the Company and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Conversion Amount” means the principal amount of the Note being converted pursuant to the terms of this Note.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Debt-for-Equity Exchange” shall mean the Holder’s right, in its sole discretion, from the date hereof until the Maturity Date, to exchange up to $250,000 of principal due hereunder on a monthly basis into the Company’s Common Stock based on the Market Price of the Common Stock (which shall be based on the date the Company receives an Exchange Notice from the Holder). Any amounts converted into Common Stock pursuant to a Debt-for-Equity Exchange shall reduce the amount of the Partial Balloon Payment on a dollar-for-dollar basis, and any amounts exchanged pursuant to a Debt-for-Equity Exchange shall be deemed to reduce the amounts due under this Note.

“Dilutive Issuance” shall have the meaning set forth in Section 5(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).

“Effectiveness Period” shall have the meaning set forth in the Registration Rights Agreement.

“Effective Date” shall mean the effective date of any registration statement filed with the SEC covering all or such portion of the Conversion Shares as may be specified in such registration statement.

“Equity Conditions” shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (ii) the Company shall have paid all liquidated damages and other amounts owing and then due to the Holder in respect of this Note, (iii) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell such number of Conversion Shares of the Holder as shall be permitted or required to be registered under the terms of the Registration Rights Agreement (and the Company

5

believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) the issuance of the shares in question to the Holder would not violate the limitations set forth in Section 4(c)(i) and Section 4(c)(ii) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information.

“Event of Default” shall have the meaning set forth in Section 8.

“Event of Default Notice” shall have the meaning set forth in Section 8(b).

“Event of Default Redemption Notice” shall have the meaning set forth in Section 8(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Notice” shall mean a notice submitted by the Holder to the Company indicating the Holder’s exercise of its option to engage in a Debt-for-Equity Exchange, with such exchange to be based on the closing price of the Common Stock on the Trading Market on the day prior to the receipt of the Exchange Notice from the Holder. Holder shall have the right to submit up to three (3) Exchange Notices each month, with each Exchange Notice covering not less than $50,000 of the Notes. If the shares of Common Stock are not delivered to Holder within three (3) Trading Days of Holder’s exercise of the Exchange Notice, Holder shall have the right to rescind such Exchange Notice and, at its discretion, submit a new Exchange Notice (which new Exchange Notice shall not count against the Holder’s limit of 3 Exchange Notices in a given month).

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Company’s 1999 Employee Stock Option Plan, 1999 Non-Employee Director Stock Option Plan, Treasury Stock Repurchase Plan or Annual Performance Incentive Plan (provided that any such issuances shall not exceed 10% of the Company’s outstanding shares and/or options, in the aggregate, in any twelve-month period), (b) securities upon

6

the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with or complementary to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (d) securities issued to raise funds to repay Indebtedness.

“Forced Conversion” shall have the meaning set forth in Section 6(b).

“Forced Conversion Date” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 6(b).

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“GeoPharma Entities” means the Company and each of its Subsidiaries.

“GeoPharma Excluded Entities” means, as used in this Note, the BOSS Subsidiaries, American Antibiotics, LLC and Breakthrough Engineered Nutrition, Inc., each of which is a subsidiary of the Company as of the date hereof.

“Indebtedness” means, with respect to each of the GeoPharma Entities, at the time of any determination, without duplication, all of the following obligations of the GeoPharma Entities, contingent or otherwise, of such entity: (a) all obligations of the GeoPharma Entities for borrowed money (including non-recourse obligations), (b) all obligations of the GeoPharma Entities evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of the GeoPharma Entities upon which interest charges are customarily paid or accrued, (d) all obligations of the GeoPharma Entities under conditional sale or other title retention agreements relating to property purchased by the GeoPharma Entities, (e) all obligations of others secured by any Lien on property owned or acquired by the GeoPharma Entities, whether or not the obligations secured thereby have been assumed, (f) all obligations of the GeoPharma Entities in respect of

7

interest rate swap agreements, cap or collar agreements, interest rate futures or option contracts, currency swap agreements, currency futures or option agreements and other similar contracts (g) all obligations of the GeoPharma Entities, actual or contingent, as an account party in respect of letters of credit or bankers’ acceptances, (h) all obligations of any partnership or joint venture as to which any of the GeoPharma Entities is or may become personally liable and (i) all contingent obligations of the GeoPharma Entities; provided, however, that the term “Indebtedness” shall not prohibit the incurrence of trade payables, capital leases and accrued expenses by any of the GeoPharma Entities in the ordinary course of business.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Issuable Maximum” shall have the meaning set forth in Section 4(c)(ii).

“Make-Whole Amount” means, in connection with any conversion of this Note, the sum of each coupon that would have otherwise have been paid on the Notes, for the lesser of (x) three (3) years’ worth of such coupons or (y) the coupons otherwise payable between such Conversion Date and the Maturity Date of the Notes; provided, however, that any coupons payable in connection with the Make-Whole Amount shall be discounted at the Prime Rate from the date on which such coupons otherwise would have been payable to the Conversion Date; provided further, that the Company and the Holder shall agree upon the applicable Prime Rate and the calculation of the applicable discount.

“Mandatory Default Amount” means the sum of (i) the greater of (A) 115% of the outstanding principal amount of this Note, plus all accrued and unpaid interest hereon, or (B) the outstanding principal amount of this Note, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note.

“Market Price” shall mean the average closing price of the Company’s Common Stock on the Trading Market for the five (5) Trading Days prior to the date the Company receives an Exchange Notice from the Holder.

“Minnesota Courts” shall have the meaning set forth in Section 9(d).

“Note Register” shall have the meaning set forth in Section 2(c).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

8

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Partial Balloon Payment” shall mean the requirement that the Company pay to the Holder the principal sum of $1,666,667 in cash, representing a partial balloon payment on this Note, on or prior to July 1, 2012; provided, however, that the amount of the required Partial Balloon Payment will be reduced on a dollar-for-dollar basis to the extent of any Debt-for-Equity Exchanges and any Conversion Amount.

“Permitted Acquisition Indebtedness” means acquisition Indebtedness incurred by the Company or any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date), whether by asset purchase, stock or similar purchase or by merger, through assumption of such Indebtedness in connection with such acquisition if by asset purchase or successor liability of such Indebtedness if by stock or similar purchase or by merger, if each of the conditions is satisfied: (i) such acquired Indebtedness will not be secured by any of the Collateral (as defined in the Security Agreement) other than the specific assets already financed thereby on the date of the acquisition and the identifiable cash proceeds thereof, and (b) the principal amount of such acquisition Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired

“Permitted Indebtedness” means, except as otherwise approved by the Holder, (a) the Indebtedness existing on the Original Issue Date and set forth in the Purchase Agreement, (b) any additional Indebtedness as permitted by the Purchase Agreement, including without limitation the Indebtedness contemplated by Section 9.2 of the Purchase Agreement, (c) Permitted Purchase Money Indebtedness, (d) Permitted Acquisition Indebtedness and (e) additional non-equity linked Indebtedness incurred directly by the Company with a nationally recognized commercial lending institution whose primary business is not investing in securities to be incurred in connection with the replacement of the Company’s existing direct Indebtedness set forth in the Purchase Agreement.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested

9

in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, to the extent such Permitted Indebtedness replaces Permitted Indebtedness described in clause (a) that is secured; (d) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder (to the extent such Indebtedness is secured); and (e) Liens incurred in connection with Permitted Indebtedness under clauses (b) and (c) thereunder.

“Permitted Purchase Money Indebtedness” means purchase money or capital lease Indebtedness incurred by the Company or any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) from a source other than Holder to acquire any equipment if each of the conditions is satisfied: (i) such purchase money and capital lease Indebtedness will not be secured by any of the Collateral (as defined in the Security Agreement) other than the specific equipment financed thereby and the identifiable cash proceeds thereof, and (b) the principal amount of such purchase money and capital lease Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Second Amended and Restated Secured Convertible Note Purchase Agreement, dated as of October 15, 2009, between the Company and the original Holder, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Redemption Premium” means a premium equal to 115% of the Conversion Amount elected to be redeemed by the Holder upon an Event of Default.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of April 24, 2008, between the Company and the original Holder, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Registration Statement” means a registration statement that registers the resale of such number of Conversion Shares of the Holder as shall be permitted or required to be registered under the terms of the Registration Rights Agreement, names such Holder as a “selling stockholder” therein, and meets all other requirements of the Registration Rights Agreement.

“SEC” shall mean the United States Securities and Exchange Commission.

10

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) and 15(d) thereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(d).

“Securities Purchase Agreement” shall mean that certain Securities Purchase Agreement, dated as of April 5, 2007, by and between the Company and the Holder, governing the issuance of certain shares of Common Stock and Warrants to the Holder by the Company.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Threshold Period” shall have the meaning set forth in Section 6(b).

“Trading Day” means a day on which the Nasdaq Stock Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board;

11

(c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

“Warrants” means warrants issued to Holder by the Company on the date hereof pursuant to the terms of the Securities Purchase Agreement and accompanying Warrant.

Section 2. Interest.

a) Payment of Interest. Between the Original Issue Date and April 24, 2008, interest accrued on the Accreted Principal Amount at the rate of 8% per annum. In connection with the execution of the April 2008 Note, the Company and the Holder agreed that the accrued interest between the Original Issue Date and April 24, 2008 was $865,058, all of which was converted by the Holder as of the date of the April 2008 Note into a total of 389,666 shares of the Company’s Common Stock in full satisfaction of such accrued interest. Beginning on April 24, 2008, interest shall accrue on the Accreted Principal Amount at the rate of 12% per annum. Interest shall be payable on a quarterly basis on January 1, April 1, July 1 and October 1 of each year (if any such date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), beginning on the first such date after the Original Issue Date, on each Forced Conversion Date and on the Maturity Date (each such date, an “Interest Payment Date”). Prior to the July 1, 2009 Interest Payment Date, there was no Accreted Principal Amount accumulated under this Note. In connection with the July 1, 2009 Interest Payment Date and the October 1, 2009 Interest Payment, a total of $300,000 of accrued interest due on each such Interest Payment Date became Accreted Principal under this Note. In connection with the January 1, 2010 Interest Payment Date and all subsequent Interest Payment Dates under this Note, interest shall be payable on each Interest Payment Date as follows: 4% of each Interest Payment shall be paid in cash by the Company to the Holder and 8% of each Interest Payment shall be, at Holder’s sole discretion, (i) accreted to the outstanding Accreted Principal Amount or (ii) if the Equity Conditions have been met, paid out to the Holder in shares of Common Stock, which shares shall be valued at 95% of the average of the VWAP for the 5 Trading Days immediately prior to the Interest Payment Date; provided, however, that if the Company is unable to pay the 4% interest in cash on any Interest Payment Date, such failure shall constitute an Event of Default hereunder, and any amounts due under this Note shall become immediately due and payable; provided further, that if the Equity Conditions have not been met, then, at the election of the Holder, such interest payment shall accrue to the next Interest Payment Date or shall be accreted to the outstanding Accreted Principal Amount. The Holder shall have the same rights and remedies with respect to the delivery of any such shares of

12

Common Stock as if such shares were being issued pursuant to Section 4 below. The Company shall notify the Holder if at any time the Company shall become unable to lawfully pay interest in cash. If at any time the Company has the right to pay interest in cash or Common Stock in the manner specified in subsection (ii) above, the Company must provide the Holder with at least 10 Trading Days’ notice of its election to pay such interest payment in shares of Common Stock. Any interest payment, whether paid in cash or shares, that is not paid within three Trading Days following an Interest Payment Date must be paid in cash, at the rate of 18% per annum or the maximum rate permitted by applicable law, until such amount is paid in full. From and after the occurrence of an Event of Default, regardless when the knowledge of such an Event of Default is acquired by the Holder, interest shall accrue on the Accreted Principal Amount at the rate of 18% per annum. In the event that such Event of Default is subsequently cured or waived, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, however, that the interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply for the period from the initial occurrence of such Event of Default through and including the date of cure of such Event of Default. Any such additional interest accrued as a result of an Event of Default will be paid on the next Interest Payment Date.

b) Accrued Interest. Except as otherwise provided in this Note, the Company shall pay to the Holder of this Note all accrued interest (including any Accreted Principal Amount pursuant to Section 2(a)) on the final maturity date of this Note. Any accrued cash interest required to be paid in connection with the provisions of Section 2(c) below which, for any reason, has not theretofore been paid shall increase the Accreted Principal Amount of the Note and be paid in full on the date on which the final principal payment on this Note is made; provided, that any such reason shall not affect or waive any Event of Default that arises due to the failure to make such payment. Interest shall accrue on any principal payment due under this Note (including any Accreted Principal) until such time as payment therefor is actually delivered to the Holder of this Note.

c) [Reserved].

d) Interest Calculations. Interest shall be calculated on the basis of a 365-day year, and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest, liquidated damages and other amounts (including any Accreted Principal Amount) which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Conversion Shares within the time period required by Section 4(d)(ii) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). Except as otherwise provided herein, if at any time the Company pays interest in cash to the holders of the Notes (as required under Section 2(c) above), then such payment of cash shall be distributed ratably among the holders of the then-outstanding Notes based on their (or their predecessor’s) initial purchases of Notes pursuant to the Purchase Agreement.

13

e) Prepayment. Except for any Forced Conversion of the Notes by the Company in accordance with the terms set forth in Section 6(b) below, the Company may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(c) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The

14

Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Holder, and any assignee by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $1.50 with respect to any principal plus any Accreted Principal Amount due under this Note, subject to adjustment as described herein (the “Conversion Price”).

c) Conversion Limitations.

i. Holder’s Restriction on Conversion. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Note beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(c)(i) applies, the determination of whether this Note is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether this Note may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice

15

of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any “group” status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Beneficial Ownership Limitation provisions of this Section 4(c)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, to change the Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note. In no event shall the Beneficial Ownership Limitation exceed 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note (or any portion thereof) held by the Holder. The limitations contained in this paragraph shall apply to a successor holder of this Note.

ii. Company’s Restriction on Conversion. Notwithstanding anything herein to the contrary, if Shareholder Approval is required per the rules of the Nasdaq Stock Market with regard to the transactions contemplated by this Note and the Note Purchase Agreement, the Company may not issue, upon conversion of this Note, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date, would exceed 3,891,597 shares of Common Stock (which is 19.99% of the currently outstanding shares of Common Stock) (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (such number of shares, the “Issuable Maximum”), unless the Company has obtained Shareholder Approval. The Holder shall be entitled to the Issuable Maximum.

16

d) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note (which shall include any Accreted Principal) to be converted by (y) the Conversion Price; provided, that the amount of principal to be converted pursuant to clause (x) shall include any accrued interest (including any Accreted Principal) through the date of such conversion (based on the number of days in such interest period up to and including the date of such conversion).

ii. Delivery of Certificate Upon Conversion. Not later than seven Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall (1) deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares to which the Holder shall be entitled, which (A) prior to the effective date of any Registration Statement with respect to such Conversion Shares shall contain such restrictive legends as may be required pursuant to the Securities Act and (B) on an after the effective date of such Registration Statement with respect to such Conversion Shares, shall be free of restrictive legends and (2) pay to the Holder the Make-Whole Amount in shares of the Common Stock to the Holder or such other Person in whose name this Note is registered in the Note Register. The number of shares will calculated by dividing the Make-Whole Amount by 95% of the average of the VWAP for the 5 Trading Days immediately prior to such Conversion Date; provided, however, that any such shares must be registered and must be free of restrictive legends and trading restrictions at the time of such issuance (to the extent permitted by the rules and regulations of the SEC and the applicable Trading Market). Such certificate or certificates shall represent the number of shares of Common Stock being acquired upon the conversion of this Note (including any Accreted Principal Amount to the date of such conversion) and any shares issued as payment for the Make-Whole Amount. On or after the Effective Date with respect to such Conversion Shares, the Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the

17

Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Note tendered for conversion to the Company.

iv. Obligation Absolute; Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(i) by the seventh Trading Day after the Conversion Date and the Holder has not elected to rescind such conversion option as specified in Section 4(d)(ii) above, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such seventh Trading Day until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified

18

herein, and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

v. [Reserved].

vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and shall be registered for public sale in accordance with the Registration Statement.

vii. Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, 1 whole share of Common Stock.

viii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary, stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

19

Section 5. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Note is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option, warrant or other right to purchase or sells or grants any right to reprice, or otherwise disposes of or issues, any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then-current Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of the Company’s Common Stock outstanding immediately prior to such issue or sale multiplied by the then-existing Conversion Price and (2) the consideration, if any, received by the Company upon such issue or sale plus the consideration to be received by the Company upon the exercise of such stock purchase rights by (B) an amount equal to the sum of (1) the number of shares of its Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of its Common Stock thus issued or sold or saleable upon the exercise of such purchase rights or the conversion of such convertible securities. Such adjustment shall be made whenever such Common Stock or

20

Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than five (5) Business Days following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, Base Conversion Price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance in the manner calculated above, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c) Subsequent Rights Offerings. If the Company, at any time while the Note is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d) Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)) so distributed applicable to 1 outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either

21

case, the adjustments shall be described in a statement delivered to the Holder describing the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)) so distributed or such subscription rights applicable to 1 share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e) Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and ensuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

22

f) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

g) Notice to the Holder.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

23

Section 6. Redemption and Forced Conversion.

a) Redemption Upon a Change in Control. At any time after the date hereof, in the event of a Change of Control Transaction, in addition to any other rights hereunder, the Holder shall have the right (the “Change in Control Optional Redemption”) to put the then-outstanding principal amount of the Note (including any Accreted Principal Amount) to the Company (the “Change in Control Put”). The Holder shall notify the Company of its exercise of the Change in Control put not less than 3 days prior to such Change in Control Date. Upon the exercise of the Change of Control Put, the Company shall be required to pay to the Holder an amount in cash equal to 100% multiplied by the greater of (i) the then-current Accreted Principal Amount or (ii) the VWAP for the 20 Trading Days preceding the Change in Control Date multiplied by the number of Conversion Shares into which this Note shall then be entitled to be converted.

b) Forced Conversion. Notwithstanding anything herein to the contrary, if after the Effective Date, the VWAP for each of any 20 consecutive Trading Days, which period shall have commenced only after the Effective Date (such period, the “Threshold Period”), exceeds $3.00 for such Threshold Period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date), the Company may, within one (1) Trading Day after the end of any such Threshold Period, deliver a written notice to the Holder (a “Forced Conversion Notice” and the date such notice is delivered to the Holder, the “Forced Conversion Notice Date”) to cause the Holder to convert (a “Forced Conversion”) all of the then-outstanding principal amount of this Note, plus Accreted Principal, liquidated damages and other amounts owing to the Holder under this Note (collectively, the “Forced Conversion Amount”). Notwithstanding the foregoing, the Accreted Principal Amount subject to Forced Conversion in any 30-day period shall be equal to the average weekly trading volume over the prior 20 Trading Days multiplied by the current Conversion Price. (For the avoidance of doubt, the foregoing provision means that if, for example, the average weekly trading volume over the past month is 150,000 shares of Common Stock, and $1.50 is the applicable Conversion Price, then the Company could call up to $225,000 of the Notes in any such 30-day period.) The “Conversion Date” for purposes of Section 4 shall be deemed to occur on the twentieth Trading Day following the Forced Conversion Notice Date (such twentieth Trading Day, the “Forced Conversion Date”). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all of the Equity Conditions are met on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied to

24

the Holder based on its initial purchases of Notes pursuant to the Purchase Agreement, provided that any voluntary conversions by the Holder shall be applied against the Holder’s allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 4, including, without limitation, the provision requiring payment of liquidated damages and limitations on conversions.

c) Redemption Procedure. Any amounts required to be paid pursuant to Section 6(a) and Section 6(b) above shall be payable by the Company in cash on the date of such optional redemption or put set forth in the foregoing sections. If any portion of the payment(s) required to be paid pursuant to Sections 6(a)-6(b) shall not be paid by the Company by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full. Notwithstanding anything herein contained to the contrary, if any portion of such payments remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Change in Control Optional Redemption or Forced Conversion, ab initio, and, with respect to the Company’s failure to honor the Change in Control Optional Redemption or Forced Conversion, the Company shall have no further right to exercise such Change in Control Optional Redemption or Forced Conversion. Notwithstanding anything to the contrary in this Section 6, any payments shall be applied ratably among the Holders of Notes. The Holder may elect to convert or exchange the outstanding Accreted Principal Amount pursuant to Section 4 prior to actual payment for any redemption under this Section 6 by the delivery of a Notice of Conversion or Notice of Exchange.

Section 7. Negative Covenants. As long as any portion of this Note remains outstanding, unless the Holder shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness of any kind; provided, however, that any consent by Holder pursuant to this subsection 7(a) shall not be unreasonably withheld if such Indebtedness relates to Permitted Acquisition Indebtedness;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; provided, however, that any consent by Holder pursuant to this subsection 7(b) shall not be unreasonably withheld if such Liens relate to acquisitions of a business whether through merger, asset purchase, stock purchase or similar purchase agreement;

25

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares as permitted or required under the Transaction Documents, (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note and (iii) repurchases of shares of Common Stock in the open market to replenish shares in the Company’s 2005 Annual Performance Incentive Plan in the ordinary course of business; provided, however, that any such open-market purchases shall not exceed $1,000,000 in the aggregate in any calendar year.

e) pay cash dividends or distributions on any equity securities of the Company;

f) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

g) enter into any agreement with respect to any of the foregoing.

Section 8. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, in the case of a principal payment or other default under (A) above or an interest payment or other default under clause (B) above, is not cured within 3 Trading Days;

26

ii. any GeoPharma Entity shall fail to observe or perform any other covenant or agreement contained in the Notes, the Purchase Agreement or the other Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (x) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 10 Trading Days after notice of such failure sent by the Holder or by any other Holder and (B) 15 Trading Days after the Company or any other GeoPharma Entity has become or should have become aware of such failure;

iii. a default or event of default by the Company or any other GeoPharma Entity shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, indebtedness, document or instrument to which the Company or any other GeoPharma Entity is obligated (and not covered by clause (vi) below), which default is not cured, if possible to cure, within the lesser of (a) thirty days from such default or event of default or (b) such lesser period as may be provided in the applicable agreement, document or instrument);

iv. any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any Significant Subsidiary (other than a GeoPharma Excluded Entity) shall be subject to a Bankruptcy Event;

vi. the Company or any other GeoPharma Entity shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii. the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;

viii. [reserved];

27

ix. if, during the Effectiveness Period (as defined in the Registration Rights Agreement), either (a) the effectiveness of the Registration Statement lapses for any reason or (b) the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement in accordance with the terms set forth in the Registration Rights Agreement; provided, however, that if the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and, in the written opinion of counsel to the Company, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading Days during any 12-month period pursuant to this Section 8(a)(ix);

x. the Company shall fail for any reason to deliver certificates to a Holder prior to the third Trading Day after receipt of an Exchange Notice or prior to the seventh Trading Day after a Conversion Date or any Forced Conversion Date pursuant to Section 4(d) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Notes in accordance with the terms hereof;

xi. [reserved];

xii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any other GeoPharma Entity or any of their respective property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days; provided, however, that the foregoing provision shall not apply to the GeoPharma Excluded Entities;

xiii. the Company shall have failed to file any of its SEC Reports on a timely basis; provided, however, that such SEC Reports shall be deemed to be filed on a timely basis if the Company has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of such extension;

xiv. the Company or any GeoPharma Entity shall have incurred, created, issued, assumed or suffered to exist any Indebtedness, except (a) any obligations arising under this Agreement, (b) Indebtedness existing on the date of this Agreement and disclosed on Schedule 4.40 to the Purchase Agreement, but not including any extension or refinancing thereof, (c) Indebtedness secured by Liens permitted under the Purchase Agreement (which shall include purchase

28

money security interests); provided, however, that any Indebtedness permitted under this Section 8(a)(xiv) shall be subordinated to any indebtedness of the Company or other GeoPharma Entities to the Holder arising under this Agreement and the other Transaction Documents; and (d) other Indebtedness expressly consented to in writing by the Holder prior to the incurrence of such Indebtedness;

xv. the Company or any other GeoPharma Entity shall have purchased, acquired, disposed of or otherwise engaged in the acquisition or disposition of any other companies or entities, whether by merger, acquisition, consolidation, combination or otherwise, without the prior written consent of the Holder;

xvi. the Company or any other GeoPharma Entity shall have transferred cash or loaned money (or transferred any other cash or cash equivalents or obligated any Subsidiary or Affiliate for any other monetary obligation) to any of its Subsidiaries or Affiliates in violation of Section 6.20 of the Purchase Agreement; or

xvii. the Company shall fail to pay 4% of the interest due on any Interest Payment Date in the form of cash to Holder.

b) Rights Upon Event of Default. Promptly after the occurrence of an Event of Default with respect to this Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 8(b) shall be redeemed by the Company for an amount in cash equal to the Conversion Amount to be redeemed and the Redemption Premium within 10 business days of receipt of such notice.

c) Remedies Upon Event of Default. If an Event of Default arising under Section 8(a)(v) above shall have occurred, (i) the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become immediately due and payable in cash at the Mandatory Default Amount and (ii) automatically upon the occurrence of an Event of Default, and commencing one (1) day after the occurrence of any Event of Default, regardless of when such Event of Default becomes known to the Holder, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Note

29

to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 8(c). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. In the event of such rescission, interest at the default rate of 18% shall continue to accrue until such time as the Event of Default has been cured or waived, and such default interest has been paid in full.

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (727) 546-5298, Attention: Carol Dore-Falcone or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9, with a copy to Julio C. Esquivel, Shumaker, Loop & Kendrick, 101 E. Kennedy Boulevard, Suite 2800, Tampa, FL 33602, facsimile number (813) 229-1660. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

30

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Minneapolis, Minnesota (the “Minnesota Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Minnesota Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Minnesota Courts, or such Minnesota Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

31

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Assumption. Any successor to the Company or any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Note and having similar ranking to this Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Note.

*********************

32

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

GEOPHARMA, INC.

By:
Name:
Title:

33

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the $15,000,000 Second Amended and Restated 12% Secured Convertible Note due October 31, 2013 of GeoPharma, Inc., a Florida corporation (the “Company”), represented by this $10,000,000 Second Amended and Restated 12% Secured Convertible Note due October 31, 2013 into shares of common stock, par value $.01 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Conversion Price on Date of Conversion:

Payment of Interest in Common Stock yes no
If yes, $ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address:

A-1

Schedule 1

CONVERSION SCHEDULE

The Second Amended and Restated 12% Secured Convertible Notes due on October 31, 2013, in the aggregate principal amount of $15,000,000 (collectively, the “Notes”), are issued by GeoPharma, Inc. This Conversion Schedule reflects conversions made with respect to the portion of the Notes represented by this $10,000,000 Second Amended and Restated 12% Secured Convertible Note, under Section 4 of the above referenced Note.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

Exhibit 10.3

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A SECOND AMENDED AND RESTATED SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT, DATED AS OF OCTOBER 15, 2009, BY AND BETWEEN THE COMPANY AND THE INVESTOR REFERRED TO THEREIN (THE “NOTE PURCHASE AGREEMENT”), AND THE HOLDER OF THE NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL APPLICABLE PROVISIONS OF THE PURCHASE AGREEMENT. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO AN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF APRIL 24, 2008, BY AND BETWEEN THE COMPANY AND THE INVESTOR REFERRED TO THEREIN (THE “REGISTRATION RIGHTS AGREEMENT”) AND THE HOLDER OF THE NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL APPLICABLE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT.

THIS NOTE AMENDS AND RESTATES THAT CERTAIN 8% SECURED CONVERTIBLE PROMISSORY NOTE DATED APRIL 5, 2007, IN THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000 (THE “APRIL 2007 NOTE”), AND THAT CERTAIN 12% AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE DATED APRIL 24, 2008 IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,000,000 (THE “APRIL 2008 NOTE” AND TOGETHER WITH THE APRIL 2007 NOTE, THE “PRIOR NOTES”) ISSUED BY THE UNDERSIGNED TO THE ORDER OF WHITEBOX PHARMACEUTICAL GROWTH FUND, LTD. (THE “HOLDER”). IT IS EXPRESSLY INTENDED, UNDERSTOOD AND AGREED THAT THIS NOTE AND THE ACCOMPANYING $10,000,000 SECOND AMENDED AND RESTATED 12%

1

SECURED CONVERTIBLE PROMISSORY NOTE DATED OCTOBER 31, 2013 (COLLECTIVELY, THE “OCTOBER 2009 NOTES”) SHALL REPLACE THE PRIOR NOTES AS EVIDENCE OF SUCH INDEBTEDNESS OF THE UNDERSIGNED TO THE HOLDER, AND SUCH INDEBTEDNESS OF THE UNDERSIGNED TO THE HOLDER HERETOFORE REPRESENTED BY THE PRIOR NOTES, AS OF THE DATE HEREOF, SHALL BE CONSIDERED OUTSTANDING HEREUNDER FROM AND AFTER THE DATE HEREOF AND SHALL NOT BE CONSIDERED PAID (NOR SHALL THE UNDERSIGNED’S OBLIGATION TO PAY THE SAME BE CONSIDERED DISCHARGED OR SATISFIED) AS A RESULT OF THE ISSUANCE OF THE OCTOBER 2009 NOTES.

Original Issue Date: April 5, 2007

Conversion Price: $0.75, subject to adjustment as described herein

October 15, 2009	$5,000,000

SECOND AMENDED AND RESTATED

12% SECURED CONVERTIBLE PROMISSORY NOTE

DUE OCTOBER 31, 2013

FOR VALUE RECEIVED, GeoPharma, Inc., a Florida corporation with its principal place of business at 6950 Bryan Dairy Road, Largo, Florida 33777 (the “Company”), hereby promises to pay in lawful money of the United States to the order of Whitebox Pharmaceutical Growth Fund, Ltd. or its registered successors or assigns (the “Holder”), at the office of the Holder at 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416, or at such other place as the Holder may from time to time designate in writing:

(1) the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000) in cash on October 31, 2013 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder; provided, however, that the principal amount due under this Note shall be increased by any Accreted Principal Amount due and payable hereunder; and provided further, that notwithstanding the foregoing, the Company shall pay to Holder (i) $33,333 per month in cash commencing on January 1, 2010 (and the first day of each month thereafter) until the Maturity Date, which monthly amortization payments shall reduce the principal payable hereunder and (ii) the Partial Balloon Payment (as defined below) in cash on or prior to July 1, 2012; provided, however, that the Partial Balloon Payment may be reduced from time to time as a result of any Debt-for-Equity Exchanges (as defined below), any Conversion Amount and any prepayments of principal (including Accreted Principal) by the Company under the Notes after the date hereof.

(2) interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.

2

This Note is being issued in connection with that certain Second Amended and Restated Secured Convertible Note Purchase Agreement, dated as of October 15, 2009, by and between the Company and the Holder (the “Purchase Agreement”). This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Accreted Principal” means the amount of interest payable on each Interest Payment Date by adding such accrued interest to the principal amount of the Note.

“Accreted Principal Amount” means, at any time, the outstanding principal amount of this Note, including all accretion amounts added thereto through such date, in each case computed on the basis of a 365-day year and the actual number of days elapsed in any year.

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; provided, however, that this clause (a) shall not apply to any such case or proceeding against the GeoPharma Excluded Entities; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

3

“BOSS Subsidiaries” shall mean Dynamic Health Products, inc. and its subsidiaries, including Online Meds Rx., Inc., Herbal Health Products, Inc., Dynamic Marketing I, Inc., Pharma Labs Rx., Inc. and Bob O’Leary Health Food Distributor Co., Inc.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change in Control Date” shall mean the date on which a Change of Control Transaction shall occur.

“Change in Control Optional Redemption” shall have the meaning set forth in Section 6(a).

“Change in Control Put” shall have the meaning set forth in Section 6(a).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Holder or its affiliates, of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company (other than by means of conversion or exercise of the Notes and the Securities issued together with the Notes), or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a three-year period of more than one-half of the members of the Company’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

4

“Common Stock” means the common stock, par value $.01 per share, of the Company and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Conversion Amount” means the principal amount of the Note being converted pursuant to the terms of this Note.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Debt-for-Equity Exchange” shall mean the Holder’s right, in its sole discretion, from the date hereof until the Maturity Date, to exchange up to $250,000 of principal due hereunder on a monthly basis into the Company’s Common Stock based on the Market Price of the Common Stock (which shall be based on the date the Company receives an Exchange Notice from the Holder). Any amounts converted into Common Stock pursuant to a Debt-for-Equity Exchange shall reduce the amount of the Partial Balloon Payment on a dollar-for-dollar basis, and any amounts exchanged pursuant to a Debt-for-Equity Exchange shall be deemed to reduce the $10,000,000 Second Amended and Restated 12% Secured Convertible Promissory Note due October 31, 2013.

“Dilutive Issuance” shall have the meaning set forth in Section 5(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).

“Effectiveness Period” shall have the meaning set forth in the Registration Rights Agreement.

“Effective Date” shall mean the effective date of any registration statement filed with the SEC covering all or such portion of the Conversion Shares as may be specified in such registration statement.

“Equity Conditions” shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (ii) the Company shall have paid all liquidated damages and other amounts owing and then due to the Holder in respect of this Note, (iii) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell such number of Conversion Shares of the Holder as shall be permitted or required to be registered under the terms of the Registration Rights Agreement (and the Company

5

believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) the issuance of the shares in question to the Holder would not violate the limitations set forth in Section 4(c)(i) and Section 4(c)(ii) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information.

“Event of Default” shall have the meaning set forth in Section 8.

“Event of Default Notice” shall have the meaning set forth in Section 8(b).

“Event of Default Redemption Notice” shall have the meaning set forth in Section 8(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Notice” shall mean a notice submitted by the Holder to the Company indicating the Holder’s exercise of its option to engage in a Debt-for-Equity Exchange, with such exchange to be based on the closing price of the Common Stock on the Trading Market on the day prior to the receipt of the Exchange Notice from the Holder. Holder shall have the right to submit up to three (3) Exchange Notices each month, with each Exchange Notice covering not less than $50,000 of the Notes. If the shares of Common Stock are not delivered to Holder within three (3) Trading Days of Holder’s exercise of the Exchange Notice, Holder shall have the right to rescind such Exchange Notice and, at its discretion, submit a new Exchange Notice (which new Exchange Notice shall not count against the Holder’s limit of 3 Exchange Notices in a given month).

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Company’s 1999 Employee Stock Option Plan, 1999 Non-Employee Director Stock Option Plan, Treasury Stock Repurchase Plan or Annual Performance Incentive Plan (provided that any such issuances shall not exceed 10% of the Company’s outstanding shares and/or options, in the aggregate, in any twelve-month period), (b) securities upon

6

the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with or complementary to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (d) securities issued to raise funds to repay Indebtedness.

“Forced Conversion” shall have the meaning set forth in Section 6(b).

“Forced Conversion Date” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 6(b).

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“GeoPharma Entities” means the Company and each of its Subsidiaries.

“GeoPharma Excluded Entities” means, as used in this Note, the BOSS Subsidiaries, American Antibiotics, LLC and Breakthrough Engineered Nutrition, Inc., each of which is a subsidiary of the Company as of the date hereof.

“Indebtedness” means, with respect to each of the GeoPharma Entities, at the time of any determination, without duplication, all of the following obligations of the GeoPharma Entities, contingent or otherwise, of such entity: (a) all obligations of the GeoPharma Entities for borrowed money (including non-recourse obligations), (b) all obligations of the GeoPharma Entities evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of the GeoPharma Entities upon which interest charges are customarily paid or accrued, (d) all obligations of the GeoPharma Entities under conditional sale or other title retention agreements relating to property purchased by the GeoPharma Entities, (e) all obligations of others secured by any Lien on property owned or acquired by the GeoPharma Entities, whether or not the obligations secured thereby have been assumed, (f) all obligations of the GeoPharma Entities in respect of

7

interest rate swap agreements, cap or collar agreements, interest rate futures or option contracts, currency swap agreements, currency futures or option agreements and other similar contracts (g) all obligations of the GeoPharma Entities, actual or contingent, as an account party in respect of letters of credit or bankers’ acceptances, (h) all obligations of any partnership or joint venture as to which any of the GeoPharma Entities is or may become personally liable and (i) all contingent obligations of the GeoPharma Entities; provided, however, that the term “Indebtedness” shall not prohibit the incurrence of trade payables, capital leases and accrued expenses by any of the GeoPharma Entities in the ordinary course of business.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Issuable Maximum” shall have the meaning set forth in Section 4(c)(ii).

“Make-Whole Amount” means, in connection with any conversion of this Note, the sum of each coupon that would have otherwise have been paid on the Notes, for the lesser of (x) three (3) years’ worth of such coupons or (y) the coupons otherwise payable between such Conversion Date and the Maturity Date of the Notes; provided, however, that any coupons payable in connection with the Make-Whole Amount shall be discounted at the Prime Rate from the date on which such coupons otherwise would have been payable to the Conversion Date; provided further, that the Company and the Holder shall agree upon the applicable Prime Rate and the calculation of the applicable discount.

“Mandatory Default Amount” means the sum of (i) the greater of (A) 115% of the outstanding principal amount of this Note, plus all accrued and unpaid interest hereon, or (B) the outstanding principal amount of this Note, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note.

“Market Price” shall mean the average closing price of the Company’s Common Stock on the Trading Market for the five (5) Trading Days prior to the date the Company receives an Exchange Notice from the Holder.

“Minnesota Courts” shall have the meaning set forth in Section 9(d).

“Note Register” shall have the meaning set forth in Section 2(c).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

8

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Partial Balloon Payment” shall mean the requirement that the Company pay to the Holder the principal sum of $833,333 in cash, representing a partial balloon payment on this Note, on or prior to July 1, 2012; provided, however, that the amount of the required Partial Balloon Payment will be reduced on a dollar-for-dollar basis to the extent of any Debt-for-Equity Exchanges and any Conversion Amount.

“Permitted Acquisition Indebtedness” means acquisition Indebtedness incurred by the Company or any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date), whether by asset purchase, stock or similar purchase or by merger, through assumption of such Indebtedness in connection with such acquisition if by asset purchase or successor liability of such Indebtedness if by stock or similar purchase or by merger, if each of the conditions is satisfied: (i) such acquired Indebtedness will not be secured by any of the Collateral (as defined in the Security Agreement) other than the specific assets already financed thereby on the date of the acquisition and the identifiable cash proceeds thereof, and (b) the principal amount of such acquisition Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired

“Permitted Indebtedness” means, except as otherwise approved by the Holder, (a) the Indebtedness existing on the Original Issue Date and set forth in the Purchase Agreement, (b) any additional Indebtedness as permitted by the Purchase Agreement, including without limitation the Indebtedness contemplated by Section 9.2 of the Purchase Agreement, (c) Permitted Purchase Money Indebtedness, (d) Permitted Acquisition Indebtedness and (e) additional non-equity linked Indebtedness incurred directly by the Company with a nationally recognized commercial lending institution whose primary business is not investing in securities to be incurred in connection with the replacement of the Company’s existing direct Indebtedness set forth in the Purchase Agreement.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested

9

in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, to the extent such Permitted Indebtedness replaces Permitted Indebtedness described in clause (a) that is secured; (d) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder (to the extent such Indebtedness is secured); and (e) Liens incurred in connection with Permitted Indebtedness under clauses (b) and (c) thereunder.

“Permitted Purchase Money Indebtedness” means purchase money or capital lease Indebtedness incurred by the Company or any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) from a source other than Holder to acquire any equipment if each of the conditions is satisfied: (i) such purchase money and capital lease Indebtedness will not be secured by any of the Collateral (as defined in the Security Agreement) other than the specific equipment financed thereby and the identifiable cash proceeds thereof, and (b) the principal amount of such purchase money and capital lease Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Second Amended and Restated Secured Convertible Note Purchase Agreement, dated as of November 15, 2009, between the Company and the original Holder, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Redemption Premium” means a premium equal to 115% of the Conversion Amount elected to be redeemed by the Holder upon an Event of Default.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of April 24, 2008, between the Company and the original Holder, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Registration Statement” means a registration statement that registers the resale of such number of Conversion Shares of the Holder as shall be permitted or required to be registered under the terms of the Registration Rights Agreement, names such Holder as a “selling stockholder” therein, and meets all other requirements of the Registration Rights Agreement.

“SEC” shall mean the United States Securities and Exchange Commission.

10

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) and 15(d) thereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(d).

“Securities Purchase Agreement” shall mean that certain Securities Purchase Agreement, dated as of April 5, 2007, by and between the Company and the Holder, governing the issuance of certain shares of Common Stock and Warrants to the Holder by the Company.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Threshold Period” shall have the meaning set forth in Section 6(b).

“Trading Day” means a day on which the Nasdaq Stock Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board;

11

(c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

“Warrants” means warrants issued to Holder by the Company on the date hereof pursuant to the terms of the Securities Purchase Agreement and accompanying Warrant.

Section 2. Interest.

a) Payment of Interest. Between the Original Issue Date and April 24, 2008, interest accrued on the Accreted Principal Amount at the rate of 8% per annum. In connection with the execution of the April 2008 Note, the Company and the Holder agreed that the accrued interest between the Original Issue Date and April 24, 2008 was $865,058, all of which was converted by the Holder as of the date of the April 2008 Note into a total of 389,666 shares of the Company’s Common Stock in full satisfaction of such accrued interest. Beginning on April 24, 2008, interest shall accrue on the Accreted Principal Amount at the rate of 12% per annum. Interest shall be payable on a quarterly basis on January 1, April 1, July 1 and October 1 of each year (if any such date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), beginning on the first such date after the Original Issue Date, on each Forced Conversion Date and on the Maturity Date (each such date, an “Interest Payment Date”). Prior to the July 1, 2009 Interest Payment Date, there was no Accreted Principal Amount accumulated under this Note. In connection with the July 1, 2009 Interest Payment Date and the October 1, 2009 Interest Payment, a total of $150,000 of accrued interest due on each such Interest Payment Date became Accreted Principal under this Note. In connection with the January 1, 2010 Interest Payment Date and all subsequent Interest Payment Dates under this Note, interest shall be payable on each Interest Payment Date as follows: 4% of each Interest Payment shall be paid in cash by the Company to the Holder and 8% of each Interest Payment shall be, at Holder’s sole discretion, (i) accreted to the outstanding Accreted Principal Amount or (ii) if the Equity Conditions have been met, paid out to the Holder in shares of Common Stock, which shares shall be valued at 95% of the average of the VWAP for the 5 Trading Days immediately prior to the Interest Payment Date; provided, however, that if the Company is unable to pay the 4% interest in cash on any Interest Payment Date, such failure shall constitute an Event of Default hereunder, and any amounts due under this Note shall become immediately due and payable; provided further, that if the Equity Conditions have not been met, then, at the election of the Holder, such interest payment shall accrue to the next Interest Payment Date or shall be accreted to the outstanding Accreted Principal Amount. The Holder shall have the same rights and remedies with respect to the delivery of any such shares of

12

Common Stock as if such shares were being issued pursuant to Section 4 below. The Company shall notify the Holder if at any time the Company shall become unable to lawfully pay interest in cash. If at any time the Company has the right to pay interest in cash or Common Stock in the manner specified in subsection (ii) above, the Company must provide the Holder with at least 10 Trading Days’ notice of its election to pay such interest payment in shares of Common Stock. Any interest payment, whether paid in cash or shares, that is not paid within three Trading Days following an Interest Payment Date must be paid in cash, at the rate of 18% per annum or the maximum rate permitted by applicable law, until such amount is paid in full. From and after the occurrence of an Event of Default, regardless when the knowledge of such an Event of Default is acquired by the Holder, interest shall accrue on the Accreted Principal Amount at the rate of 18% per annum. In the event that such Event of Default is subsequently cured or waived, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, however, that the interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply for the period from the initial occurrence of such Event of Default through and including the date of cure of such Event of Default. Any such additional interest accrued as a result of an Event of Default will be paid on the next Interest Payment Date.

b) Accrued Interest. Except as otherwise provided in this Note, the Company shall pay to the Holder of this Note all accrued interest (including any Accreted Principal Amount pursuant to Section 2(a)) on the final maturity date of this Note. Any accrued cash interest required to be paid in connection with the provisions of Section 2(c) below which, for any reason, has not theretofore been paid shall increase the Accreted Principal Amount of the Note and be paid in full on the date on which the final principal payment on this Note is made; provided, that any such reason shall not affect or waive any Event of Default that arises due to the failure to make such payment. Interest shall accrue on any principal payment due under this Note (including any Accreted Principal) until such time as payment therefor is actually delivered to the Holder of this Note.

c) [Reserved].

d) Interest Calculations. Interest shall be calculated on the basis of a 365-day year, and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest, liquidated damages and other amounts (including any Accreted Principal Amount) which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Conversion Shares within the time period required by Section 4(d)(ii) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). Except as otherwise provided herein, if at any time the Company pays interest in cash to the holders of the Notes (as required under Section 2(c) above), then such payment of cash shall be distributed ratably among the holders of the then-outstanding Notes based on their (or their predecessor’s) initial purchases of Notes pursuant to the Purchase Agreement.

13

e) Prepayment. Except for any Forced Conversion of the Notes by the Company in accordance with the terms set forth in Section 6(b) below, the Company may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(c) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The

14

Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Holder, and any assignee by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $0.75 with respect to any principal plus any Accreted Principal Amount due under this Note, subject to adjustment as described herein (the “Conversion Price”).

c) Conversion Limitations.

i. Holder’s Restriction on Conversion. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Note beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(c)(i) applies, the determination of whether this Note is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether this Note may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice

15

of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any “group” status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Beneficial Ownership Limitation provisions of this Section 4(c)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, to change the Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note. In no event shall the Beneficial Ownership Limitation exceed 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note (or any portion thereof) held by the Holder. The limitations contained in this paragraph shall apply to a successor holder of this Note.

ii. Company’s Restriction on Conversion. Notwithstanding anything herein to the contrary, if Shareholder Approval is required per the rules of the Nasdaq Stock Market with regard to the transactions contemplated by this Note and the Note Purchase Agreement, the Company may not issue, upon conversion of this Note, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date, would exceed 3,891,597 shares of Common Stock (which is 19.99% of the currently outstanding shares of Common Stock) (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (such number of shares, the “Issuable Maximum”), unless the Company has obtained Shareholder Approval. The Holder shall be entitled to the Issuable Maximum.

16

d) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note (which shall include any Accreted Principal) to be converted by (y) the Conversion Price; provided, that the amount of principal to be converted pursuant to clause (x) shall include any accrued interest (including any Accreted Principal) through the date of such conversion (based on the number of days in such interest period up to and including the date of such conversion).

ii. Delivery of Certificate Upon Conversion. Not later than seven Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall (1) deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares to which the Holder shall be entitled, which (A) prior to the effective date of any Registration Statement with respect to such Conversion Shares shall contain such restrictive legends as may be required pursuant to the Securities Act and (B) on an after the effective date of such Registration Statement with respect to such Conversion Shares, shall be free of restrictive legends and (2) pay to the Holder the Make-Whole Amount in shares of the Common Stock to the Holder or such other Person in whose name this Note is registered in the Note Register. The number of shares will calculated by dividing the Make-Whole Amount by 95% of the average of the VWAP for the 5 Trading Days immediately prior to such Conversion Date; provided, however, that any such shares must be registered and must be free of restrictive legends and trading restrictions at the time of such issuance (to the extent permitted by the rules and regulations of the SEC and the applicable Trading Market). Such certificate or certificates shall represent the number of shares of Common Stock being acquired upon the conversion of this Note (including any Accreted Principal Amount to the date of such conversion) and any shares issued as payment for the Make-Whole Amount. On or after the Effective Date with respect to such Conversion Shares, the Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

17

iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Note tendered for conversion to the Company.

iv. Obligation Absolute; Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(i) by the seventh Trading Day after the Conversion Date and the Holder has not elected to rescind such conversion option as specified in Section 4(d)(ii) above, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such seventh Trading Day until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified

18

herein, and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

v. [Reserved].

vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and shall be registered for public sale in accordance with the Registration Statement.

vii. Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, 1 whole share of Common Stock.

viii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary, stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

19

Section 5. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Note is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option, warrant or other right to purchase or sells or grants any right to reprice, or otherwise disposes of or issues, any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then-current Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of the Company’s Common Stock outstanding immediately prior to such issue or sale multiplied by the then-existing Conversion Price and (2) the consideration, if any, received by the Company upon such issue or sale plus the consideration to be received by the Company upon the exercise of such stock purchase rights by (B) an amount equal to the sum of (1) the number of shares of its Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of its Common Stock thus issued or sold or saleable upon the exercise of such purchase rights or the conversion of such convertible securities. Such adjustment shall be made whenever such Common Stock or

20

Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than five (5) Business Days following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, Base Conversion Price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance in the manner calculated above, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c) Subsequent Rights Offerings. If the Company, at any time while the Note is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d) Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)) so distributed applicable to 1 outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either

21

case, the adjustments shall be described in a statement delivered to the Holder describing the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)) so distributed or such subscription rights applicable to 1 share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e) Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and ensuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

22

f) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

g) Notice to the Holder.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

23

Section 6. Redemption and Forced Conversion.

a) Redemption Upon a Change in Control. At any time after the date hereof, in the event of a Change of Control Transaction, in addition to any other rights hereunder, the Holder shall have the right (the “Change in Control Optional Redemption”) to put the then-outstanding principal amount of the Note (including any Accreted Principal Amount) to the Company (the “Change in Control Put”). The Holder shall notify the Company of its exercise of the Change in Control put not less than 3 days prior to such Change in Control Date. Upon the exercise of the Change of Control Put, the Company shall be required to pay to the Holder an amount in cash equal to 100% multiplied by the greater of (i) the then-current Accreted Principal Amount or (ii) the VWAP for the 20 Trading Days preceding the Change in Control Date multiplied by the number of Conversion Shares into which this Note shall then be entitled to be converted.

b) Forced Conversion. Notwithstanding anything herein to the contrary, if after the Effective Date, the VWAP for each of any 20 consecutive Trading Days, which period shall have commenced only after the Effective Date (such period, the “Threshold Period”), exceeds $3.00 for such Threshold Period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date), the Company may, within one (1) Trading Day after the end of any such Threshold Period, deliver a written notice to the Holder (a “Forced Conversion Notice” and the date such notice is delivered to the Holder, the “Forced Conversion Notice Date”) to cause the Holder to convert (a “Forced Conversion”) all of the then-outstanding principal amount of this Note, plus Accreted Principal, liquidated damages and other amounts owing to the Holder under this Note (collectively, the “Forced Conversion Amount”). Notwithstanding the foregoing, the Accreted Principal Amount subject to Forced Conversion in any 30-day period shall be equal to the average weekly trading volume over the prior 20 Trading Days multiplied by the current Conversion Price. (For the avoidance of doubt, the foregoing provision means that if, for example, the average weekly trading volume over the past month is 150,000 shares of Common Stock, and $1.50 is the applicable Conversion Price, then the Company could call up to $225,000 of the Notes in any such 30-day period.) The “Conversion Date” for purposes of Section 4 shall be deemed to occur on the twentieth Trading Day following the Forced Conversion Notice Date (such twentieth Trading Day, the “Forced Conversion Date”). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all of the Equity Conditions are met on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied to

24

the Holder based on its initial purchases of Notes pursuant to the Purchase Agreement, provided that any voluntary conversions by the Holder shall be applied against the Holder’s allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 4, including, without limitation, the provision requiring payment of liquidated damages and limitations on conversions.

c) Redemption Procedure. Any amounts required to be paid pursuant to Section 6(a) and Section 6(b) above shall be payable by the Company in cash on the date of such optional redemption or put set forth in the foregoing sections. If any portion of the payment(s) required to be paid pursuant to Sections 6(a)-6(b) shall not be paid by the Company by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full. Notwithstanding anything herein contained to the contrary, if any portion of such payments remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Change in Control Optional Redemption or Forced Conversion, ab initio, and, with respect to the Company’s failure to honor the Change in Control Optional Redemption or Forced Conversion, the Company shall have no further right to exercise such Change in Control Optional Redemption or Forced Conversion. Notwithstanding anything to the contrary in this Section 6, any payments shall be applied ratably among the Holders of Notes. The Holder may elect to convert or exchange the outstanding Accreted Principal Amount pursuant to Section 4 prior to actual payment for any redemption under this Section 6 by the delivery of a Notice of Conversion or Notice of Exchange.

Section 7. Negative Covenants. As long as any portion of this Note remains outstanding, unless the Holder shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness of any kind; provided, however, that any consent by Holder pursuant to this subsection 7(a) shall not be unreasonably withheld if such Indebtedness relates to Permitted Acquisition Indebtedness;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; provided, however, that any consent by Holder pursuant to this subsection 7(b) shall not be unreasonably withheld if such Liens relate to acquisitions of a business whether through merger, asset purchase, stock purchase or similar purchase agreement;

25

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares as permitted or required under the Transaction Documents, (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note and (iii) repurchases of shares of Common Stock in the open market to replenish shares in the Company’s 2005 Annual Performance Incentive Plan in the ordinary course of business; provided, however, that any such open-market purchases shall not exceed $1,000,000 in the aggregate in any calendar year.

e) pay cash dividends or distributions on any equity securities of the Company;

f) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

g) enter into any agreement with respect to any of the foregoing.

Section 8. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, in the case of a principal payment or other default under (A) above or an interest payment or other default under clause (B) above, is not cured within 3 Trading Days;

26

ii. any GeoPharma Entity shall fail to observe or perform any other covenant or agreement contained in the Notes, the Purchase Agreement or the other Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (x) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 10 Trading Days after notice of such failure sent by the Holder or by any other Holder and (B) 15 Trading Days after the Company or any other GeoPharma Entity has become or should have become aware of such failure;

iii. a default or event of default by the Company or any other GeoPharma Entity shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, indebtedness, document or instrument to which the Company or any other GeoPharma Entity is obligated (and not covered by clause (vi) below), which default is not cured, if possible to cure, within the lesser of (a) thirty days from such default or event of default or (b) such lesser period as may be provided in the applicable agreement, document or instrument);

iv. any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any Significant Subsidiary (other than a GeoPharma Excluded Entity) shall be subject to a Bankruptcy Event;

vi. the Company or any other GeoPharma Entity shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii. the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;

viii. [reserved];

27

ix. if, during the Effectiveness Period (as defined in the Registration Rights Agreement), either (a) the effectiveness of the Registration Statement lapses for any reason or (b) the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement in accordance with the terms set forth in the Registration Rights Agreement; provided, however, that if the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and, in the written opinion of counsel to the Company, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading Days during any 12-month period pursuant to this Section 8(a)(ix);

x. the Company shall fail for any reason to deliver certificates to a Holder prior to the third Trading Day after receipt of an Exchange Notice or prior to the seventh Trading Day after a Conversion Date or any Forced Conversion Date pursuant to Section 4(d) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Notes in accordance with the terms hereof;

xi. [reserved];

xii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any other GeoPharma Entity or any of their respective property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days; provided, however, that the foregoing provision shall not apply to the GeoPharma Excluded Entities;

xiii. the Company shall have failed to file any of its SEC Reports on a timely basis; provided, however, that such SEC Reports shall be deemed to be filed on a timely basis if the Company has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of such extension;

xiv. the Company or any GeoPharma Entity shall have incurred, created, issued, assumed or suffered to exist any Indebtedness, except (a) any obligations arising under this Agreement, (b) Indebtedness existing on the date of this Agreement and disclosed on Schedule 4.40 to the Purchase Agreement, but not including any extension or refinancing thereof, (c) Indebtedness secured by Liens permitted under the Purchase Agreement (which shall include purchase

28

money security interests); provided, however, that any Indebtedness permitted under this Section 8(a)(xiv) shall be subordinated to any indebtedness of the Company or other GeoPharma Entities to the Holder arising under this Agreement and the other Transaction Documents; and (d) other Indebtedness expressly consented to in writing by the Holder prior to the incurrence of such Indebtedness;

xv. the Company or any other GeoPharma Entity shall have purchased, acquired, disposed of or otherwise engaged in the acquisition or disposition of any other companies or entities, whether by merger, acquisition, consolidation, combination or otherwise, without the prior written consent of the Holder;

xvi. the Company or any other GeoPharma Entity shall have transferred cash or loaned money (or transferred any other cash or cash equivalents or obligated any Subsidiary or Affiliate for any other monetary obligation) to any of its Subsidiaries or Affiliates in violation of Section 6.20 of the Purchase Agreement; or

xvii. the Company shall fail to pay 4% of the interest due on any Interest Payment Date in the form of cash to Holder.

b) Rights Upon Event of Default. Promptly after the occurrence of an Event of Default with respect to this Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 8(b) shall be redeemed by the Company for an amount in cash equal to the Conversion Amount to be redeemed and the Redemption Premium within 10 business days of receipt of such notice.

c) Remedies Upon Event of Default. If an Event of Default arising under Section 8(a)(v) above shall have occurred, (i) the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become immediately due and payable in cash at the Mandatory Default Amount and (ii) automatically upon the occurrence of an Event of Default, and commencing one (1) day after the occurrence of any Event of Default, regardless of when such Event of Default becomes known to the Holder, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Note

29

to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 8(c). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. In the event of such rescission, interest at the default rate of 18% shall continue to accrue until such time as the Event of Default has been cured or waived, and such default interest has been paid in full.

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (727) 546-5298, Attention: Carol Dore-Falcone or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9, with a copy to Julio C. Esquivel, Shumaker, Loop & Kendrick, 101 E. Kennedy Boulevard, Suite 2800, Tampa, FL 33602, facsimile number (813) 229-1660. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

30

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Minneapolis, Minnesota (the “Minnesota Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Minnesota Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Minnesota Courts, or such Minnesota Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

31

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Assumption. Any successor to the Company or any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Note and having similar ranking to this Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Note.

*********************

32

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

GEOPHARMA, INC.

By:
Name:
Title:

33

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the $15,000,000 Second Amended and Restated 12% Secured Convertible Note due October 31, 2013 of GeoPharma, Inc., a Florida corporation (the “Company”), represented by this $5,000,000 Second Amended and Restated 12% Secured Convertible Note due October 31, 2013 into shares of common stock, par value $.01 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Conversion Price on Date of Conversion:

Payment of Interest in Common Stock yes no
If yes, $ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address:

A-1

Schedule 1

CONVERSION SCHEDULE

The Second Amended and Restated 12% Secured Convertible Notes due on October 31, 2013, in the aggregate principal amount of $15,000,000 (collectively, the “Notes”), are issued by GeoPharma, Inc. This Conversion Schedule reflects conversions made with respect to the portion of the Notes represented by this $5,000,000 Second Amended and Restated 12% Secured Convertible Note, under Section 4 of the above referenced Note.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

Exhibit 10.4

SECURITIES EXCHANGE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 15, 2009, between GeoPharma, Inc., a Florida corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Purchasers currently hold Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”) that was issued pursuant to a securities purchase agreement dated on or about March 5, 2004 (the “2004 Purchase Agreement”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Sections 3(a)(9) and 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue preferred stock in exchange for the Series B Preferred Stock and each Purchaser, severally and not jointly, desires to receive preferred stock in exchange for its Series B Preferred Stock, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Florida, in the form of Exhibit A attached hereto.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to proceed with the Closing and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Shumaker, Loop & Kendrick, LLP, Bank of America Plaza, 101 East Kennedy Boulevard, Suite 2800, Tampa, FL 33602.

“Conversion Price” shall have the meaning ascribed to such term in the Certificate of Designation.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Amount” shall mean, as to each Purchaser, the aggregate stated value plus all accrued but unpaid dividends on its Series B Preferred Stock, as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Exchange Amount.”

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board

2

of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Existing Transaction Documents” means the “Transaction Documents” as defined under the 2004 Purchase Agreement.

“FDA” shall have the meaning ascribed to such term in Section 3.1(kk).

“FDCA” shall have the meaning ascribed to such term in Section 3.1(kk).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“GeoPharma Excluded Entities” means Dynamic Health Products, Inc. and its subsidiaries, including Online Meds Rx,. Inc., Dynamic Marketing I, Inc., Pharma Labs Rx., Inc., Bob O’Leary Health Food Distributor Co., Inc., American Antibiotics, LLC and Breakthrough Engineered Nutrition, Inc.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

3

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.12(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pharmaceutical Product” shall have the meaning ascribed to such term in Section 3.1(kk).

“Preferred Stock” means the up to 3,975 shares of the Company’s 10% Series C Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.12(b).

“Pro Rata Portion” shall have the meaning ascribed to such term in Section 4.12(e).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon conversion in full of all shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock are held until the five year anniversary of the Closing Date and all dividends are paid in shares of Common Stock until such five year anniversary.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

4

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stated Value” means $1,000 per share of Preferred Stock.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.12(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.12(b).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

5

“Transaction Documents” means this Agreement, the Certificate of Designation, the Voting Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Registrar and Transfer Company, the current transfer agent of the Company, with a mailing address of 10 Commerce Drive, Cranford, NJ 07016 and a facsimile number of (908) 497-2311, and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Preferred Stock, and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of the Certificate of Designation.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b).

“Voting Agreement” means the written agreement, in the form of Exhibit B attached hereto, of all of the officers, directors and stockholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Company, amounting to, in the aggregate, at least 37.8% of the issued and outstanding Common Stock.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“WS” means Weinstein Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

6

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company shall issue to each Purchaser, in exchange for such Purchaser’s Series B Preferred Stock, shares of Preferred Stock as determined in Section 2.2(a) Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of WS or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, substantially in the form of Exhibit C attached hereto;

(iii) a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser’s Exchange Amount divided by the Stated Value, registered in the name of such Purchaser, and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Florida; and

(iv) the Voting Agreements;

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

7

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the delivery by the Company of evidence of the contemporaneous closing of that certain Second Amended and Restated Note Purchase Agreement between the Company and Whitebox dated as of October 15, 2009;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

8

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

9

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (iv) Shareholder Approval (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

10

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of

11

the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the

12

Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

13

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Exchange Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or

14

partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

15

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this

16

Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Other than with regard to the GeoPharma Excluded Entities, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(aa) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

17

(bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee) Accountants. The Company’s accounting firm is set forth on Schedule 3.1(ee) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the year ending December 31, 2009.

(ff) Seniority. As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(gg) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

18

(hh) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers have been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

19

(kk) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(ll) Form S-3 Eligibility. The Company is eligible to register the resale of the Underlying Shares for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

(mm) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options

20

prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(nn) Holding Period for Preferred Stock. Pursuant to Rule 144, the holding period of the Preferred Stock (and Underlying Shares issuable upon conversion and redemption thereof, as applicable) shall tack back to the original issue date of each of the Preferred Stock. The Company agrees not to take a position contrary to this Section 3.1(nn). The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue to the Preferred Stock (and Underlying Shares issuable upon conversion and redemption thereof, as applicable) without restriction and not containing any restrictive legend without the need for any action by the Purchaser.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this

21

representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

22

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(b) Neither the Preferred Stock, nor any underlying shares issued upon conversion thereof shall bear any legend. The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Underlying Shares shall not contain any legend. The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the date hereof if required by the Transfer Agent to issue any Underlying Shares without a legend. The Company agrees that at all times following the date hereof, it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the

23

“Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information.

(a) Until the earliest of the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. As long as any

24

Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities, including without limitation, under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act, including without limitation, within the requirements of the exemption provided by Rule 144.

(b) At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Exchange Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.5 Conversion Procedures. The form of Notice of Conversion included in the Certificate of Designation sets forth the totality of the procedures required of the Purchasers in order to convert the Preferred Stock. No additional legal opinion, other information or

25

instructions shall be required of the Purchasers to convert their Preferred Stock. The Company shall honor conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K and press release disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits thereto. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9 [RESERVED].

26

4.10 Indemnification of Purchasers. Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

4.11 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

27

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

(c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date after the date hereof, and in any event on or before December 15, 2009 for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every two months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Preferred Stock is no longer outstanding.

4.12 Participation in Future Financing.

(a) From the date hereof until the date that the Preferred Stock is no longer outstanding, upon any issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, Indebtedness (or a combination of units hereof) (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b) At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent

28

Financing Notice”). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(c) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and representing and warranting that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d) If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e) If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means the ratio of (x) the Exchange Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.12 and (y) the sum of the aggregate Exchange Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.12.

(f) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(g) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance, or (ii) an underwritten public offering of Common Stock.

29

4.13 Subsequent Equity Sales.

(a) From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(b) Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Conversion Price to the extent the holders of Preferred Stock would not be permitted, pursuant to Section 6(e) of the Certificate of Designation to convert their respective outstanding Preferred Stock in full, ignoring for such purposes the other conversion or exercise limitations therein. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.14 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

30

4.15 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.17 Capital Changes. Until the one year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Preferred Stock.

4.18 Amendments and Waivers under the Existing Transaction Documents.

(a) Amendment to the Exercise Price of the Warrants. The Exercise Price of the Warrants issued pursuant to the 2004 Purchase Agreement (the “Warrants”) shall be reduced to $1.50, subject to further adjustment pursuant to the Warrants.

31

(b) Amendment to Termination Date of Warrants. The definition of “Termination Date” in the first paragraph of the Warrants is hereby amended and restated as follows:

“,…and on or prior to October 1, 2014 (the “Termination Date”).”

(c) Waiver. Subject to the terms and conditions hereunder, each Purchaser hereby waives its right to exercise or enforce its rights under the Existing Transaction Documents, solely on account of breaches and defaults thereunder as they exist on the date hereof provided that this waiver shall not apply to any future breaches or defaults under the Existing Transaction Documents that may occur after the date hereof or prior existing breaches that are not known to the Purchasers as of the date hereof. Additionally, each Purchaser hereby agrees to waive any late fees, increased interest or liquidated damages that have accrued prior to the date hereof, provided that this waiver shall not apply to any future late fees, increased interest or liquidated damages that may occur after the date hereof.

(d) Except as expressly set forth above, all of the terms and conditions of the Existing Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way waived, changed, modified or superseded by the terms set forth herein.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before October 20, 2009; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. At the Closing, the Company has agreed to reimburse Midsummer Investment Ltd. (“Midsummer”) the non-accountable sum of $10,000 for its legal fees and expenses, none of which has been paid prior to the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

32

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective

33

affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within

34

the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Preferred Stock, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion notice concurrently with restoration of such Purchaser’s right to acquire such shares pursuant (including, issuance of a replacement certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any

35

other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through WS. WS does not represent any of the Purchasers and only represents Midsummer. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

5.19 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.20 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

36

5.21 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.22 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

37

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GEOPHARMA, INC.		Address for Notice:

By:		Fax:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

38

[PURCHASER SIGNATURE PAGES TO GORX SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Exchange Amount:

Shares of Series C Preferred Stock:

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

39

EXHIBIT C

GEOPHARMA, INC.

2009 Incentive Stock Plan

ARTICLE I.

PURPOSE AND ADOPTION OF THE PLAN

1.1. Purpose. The purpose of the GEOPHARMA, INC. 2009 Incentive Stock Plan (hereinafter referred to as the “Plan”) is to retain directors, executives, employees and selected consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making awards under the Plan thereby providing participants with a proprietary interest in the growth and performance of the Company.

1.2. Adoption and Term. The Plan has been approved by the Board of Directors (hereinafter referred to as the “Board”) of GeoPharma, Inc. (hereinafter referred to as the “Company”), and is being submitted to the Company’s shareholders for approval. Provided that the Plan is approved by shareholders holding the required number of shares of the Company’s common stock to approve the Plan under Florida law, it shall become effective at the time of such approval. The Plan shall remain in effect until the Plan is terminated by action of the Board or all shares of Common Stock reserved for issuance under the Plan have been granted.

ARTICLE II.

SHARES

2.1. Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 5,000,000 shares of common stock of the Company, par value $0.01 per share (“Common Stock”).

ARTICLE III.

PARTICIPATION

3.1. Eligible Participants. Participants in the Plan shall be such directors, officers, employees and/or consultants of the Company as the Board, in its sole discretion, may designate from time to time. The Board’s issuance of Common Stock to a participant in any year shall not require the Board to designate such person to receive Common Stock in any other year. The Board shall consider such factors as it deems pertinent in selecting participants and in determining the amount of Common Stock to be issued.

ARTICLE IV.

MISCELLANEOUS

4.1 Investment Intent. All shares granted under the Plan are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Unless and until the sale and issuance of Common Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Common Stock have been registered under the Securities Act, each grant shall provide that no shares shall be sold unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person who is to receive a grant of Common Stock pursuant to the Plan shall execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued pursuant to the Plan without registration under the Securities Act, subsequent registration of such shares shall relieve the recipient of a grant of shares of Common Stock pursuant to the Plan of any investment restrictions or representations made upon the sale of such shares.

4.2 Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) materially increase the benefits to participants, or (ii) change the class of persons eligible to receive grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any outstanding shares of Common Stock which were granted pursuant to the Plan without the written consent of the recipients of such shares. No shares of Common Stock may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any shares of Common Stock issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

4.3 Stock Splits, Stock Dividends combinations or reclassifications. In the event of any change in the outstanding stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event (“Adjusting Event”), the Board or the Committee may adjust proportionally (a) the number of shares of Common Stock reserved under the Plan, which have not been granted as of the date of such Adjusting Event.

4.4 Withholding. The Company shall have the right to deduct applicable taxes from any grant of Common Stock an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If

Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Fair Market Value shall mean the fair market value of the of the Company’s issued and outstanding common stock s determined in good faith by the Board.

4.5 Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the securities laws of the United States, shall be governed by the law of the State of Florida and construed accordingly.

4.6 Grant Table

As supported by the attached Compensation Committee Action and in accordance with the Annual 2009 Compensation Incentive Plan (“CIP”) and the stock to be issued in lieu of salary for the 2009 calendar year, find the shares to be issued in aggregate and the following related detail.

Shareholder Name	Board Share Issuance – Restricted (1)	Officer / Executive Share Issuance- Restricted (1)	Share Compensation Issuance-not Restricted (2)

Jugal K. Taneja	125,000	200,000	670,732
Mihir K. Taneja	100,000	150,000	365,853
Kotha Sekharam	100,000	100,000	54,878
Carol Dore-Falcone	100,000	100,000	48,780
Mandeep K. Taneja	100,000	100,000	48,780
Barry Dash	100,000	n/a	n/a
George Stuart Jr.	100,000	n/a	n/a
A. Theodore Stautberg	100,000	n/a	n/a
Shan Shikarpuri	100,000	n/a	n/a
William LaGamba	100,000	n/a	n/a
Rafick Henein	100,000	n/a	n/a

Total: 2,964,023	(1,125,000)	(650,000)	(1,189,023)

Legend

(1)	As effective date issued June 22, 2009, 3 year restriction will be 1/3 prorata unrestricted each anniversary year ended June 22, 2010, 2011 and 2012.

(2) As issued shares January 1, 2010 unrestricted based on the 5 day average ended December 31, 2009 of $0.41 per share.

4